                                                       REGISTRATION NO. 2-74667
                                                     REGISTRATION NO. 811-03301
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                          REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933      [X]
                        PRE-EFFECTIVE AMENDMENT NO.
                      POST-EFFECTIVE AMENDMENT NO. 52    [X]
                                   AND/OR
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940  [X]
                              AMENDMENT NO. 54           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                           SEPARATE ACCOUNT NO. 301
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
      DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-(800) 248-2138

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                  (NAMES AND ADDRESSES OF AGENTS FOR SERVICE)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2017 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in separate account under variable annuity contracts.

================================================================================

                                     NOTE

This Post-Effective Amendment No. 52 ("PEA") to the Form N-4 Registration Statement No. 2-74667 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 301 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

AXA Equitable's 300+ Series

Certificates under Group Annuity Contracts


PROSPECTUS DATED MAY 1, 2017


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CERTIFICATE. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

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This prospectus is a disclosure document and describes all of the Certificate's material features, benefits, rights and obligations, as well as other information. The description of the Certificate's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Certificate are changed after the date of this prospectus in accordance with the Certificate, those changes will be described in a supplement to this prospectus. The Certificate should be read carefully. You have the right to cancel the Certificate within a certain number of days after receipt of the Certificate. You should read this prospectus in conjunction with any applicable supplements.

WHAT IS AXA EQUITABLE'S 300+ SERIES?


AXA Equitable's 300+ Series Certificates are group annuity contracts/(1)/ issued by AXA Equitable Life Insurance Company ("AXA Equitable"). They provide a means for the accumulation of retirement savings and for income. You invest to accumulate on a tax-deferred basis in one or more of our variable investment options ("Funds"), or the Guaranteed Interest Option ("GIO") or guaranteed rate accounts ("GRAs"), the "investment options" in AXA Equitable's 300+ Series. As previously advised, on July 10, 2015, GRAs were closed to contributions, transfers and loan repayments.


INVESTMENT OPTIONS
ASSET ALLOCATION
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.. AXA Moderate Allocation
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CASH EQUIVALENTS
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.. EQ/Money Market

.. Guaranteed Interest Option
.. Guaranteed Rate Accounts/(2)/

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INTERNATIONAL STOCKS
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.. AXA International Value Managed Volatility
.. EQ/International Equity Index
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BONDS
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.. Charter/SM/ Multi-Sector Bond
.. EQ/Intermediate Government Bond
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LARGE CAP BLEND
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.. EQ/Capital Guardian Research
.. EQ/Common Stock Index
.. EQ/Equity 500 Index
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LARGE CAP GROWTH
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.. AXA Large Cap Growth Managed Volatility
.. Multimanager Aggressive Equity
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LARGE CAP VALUE
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.. AXA Large Cap Value Managed Volatility
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SMALL CAP VALUE
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.. Charter/SM/ Small Cap Value
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SECTOR

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.. Multimanager Technology
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(1)In certain states the 300+ Series contracts are individual contracts.

(2)The Guarantee Rate Accounts are closed to contributions, transfers and loan repayments.


You may allocate amounts to any of the Funds. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a Fund will depend on the investment experience of the related Portfolio and timing of transactions such as contributions and transfers. Each Fund is a subaccount of our Separate Account No. 301.


GUARANTEED OPTION. The guaranteed option we offer will be the Guaranteed Interest Option. The Guaranteed Interest Option is part of our general account. If you are an existing certificate owner, you may still have allocated values to the GRAs. As described above, on July 10, 2015, the GRAs were closed to contributions, transfers and loan repayments.


TYPES OF CONTRACTS. We offer the Certificates for use as:

..   Regular IRAs or Roth IRAs

..   Tax Sheltered Annuities ("TSAs")

..   Simplified Employee Pensions ("SEP")

..   Savings Incentive Match Plans for Employees ("SIMPLE")


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). A Statement of Additional Information ("SAI") dated May 1, 2017, which is part of the registration statement, is available free of charge upon request by writing to us or calling 1-800-248-2138, our toll-free number (1-800-248-2138-0 in France, Italy, Korea,
Israel, Switzerland, and the United Kingdom). The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our Processing Office at AXA Equitable 300+ Series, Box 4875, Syracuse, NY 13221 or calling 1-800-248-2138.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                        #479072

Contents of this Prospectus

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             Index of key words and phrases                      4
             AXA Equitable's 300+ Series Certificates at a
               glance -- key features                            5
             How to reach us                                     6

             ------------------------------------------------------
             FEE TABLE                                           7
             ------------------------------------------------------

             Example                                             8
             Condensed financial information                     8

             ------------------------------------------------------
             1. CERTIFICATE FEATURES                             9
             ------------------------------------------------------
             How do I purchase and contribute to my
               Certificate?                                      9
             Owner and annuitant requirements                   10
             How do I make my contributions?                    10
             What are my investment options within the
               Certificate?                                     11
             Portfolios of the Trusts                           12
             Guaranteed Rate Accounts                           16
             Guaranteed Interest Option                         16
             Allocating your contributions                      16
             Your right to cancel within a certain number of
               days                                             16

             ------------------------------------------------------
             2. DETERMINING YOUR CERTIFICATE'S VALUE            18
             ------------------------------------------------------
             Your account balance in the Funds                  18
             Your account balance in the GRAs                   18

             ------------------------------------------------------
             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          19
             ------------------------------------------------------
             Disruptive transfer activity                       19

             ------------------------------------------------------
             4. ACCESSING YOUR MONEY                            21
             ------------------------------------------------------
             Withdrawing your account balance                   21
             Choosing your retirement payout options            21

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            23
             ------------------------------------------------------
             Charges that AXA Equitable deducts                 23
             Portfolio operating expenses (Deducted by the
               Trusts)                                          23
             Certain expense limitations                        24

             ------------------------------------------------------
             6. PAYMENT OF DEATH AND DISABILITY BENEFIT         25
             ------------------------------------------------------
             Your beneficiary and payment of death benefit      25
             When the participant dies before distributions
               begin                                            25
             Beneficiary continuation option                    25
             When the participant dies after the retirement
               date                                             25
             Disability payment                                 25

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"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the Certificate owner who we may also refer to as the "participant."

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             7. TAX INFORMATION                                 26
             ------------------------------------------------------
             Tax changes                                        26
             Buying a contract to fund a retirement arrangement 26
             Tax-Sheltered Annuity arrangements ("TSAs")        27
             Individual Retirement Annuities (Regular and Roth
               IRAs)                                            27
             IRAs under SEPs and Simplified Employee Pension
               Plans (SEPs and SIMPLEs)                         27
             Impact of taxes to AXA Equitable                   27

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             8. MORE INFORMATION                                28
             ------------------------------------------------------
             About AXA Equitable                                28
             About Separate Account No. 301                     28
             About the Trusts                                   28
             About the general account                          29
             Dates and prices at which Certificate events occur 29
             About your voting rights                           29
             Cybersecurity                                      30
             About the group annuity contracts                  30
             IRS disqualification                               30
             About legal proceedings                            30
             Financial Statements                               30
             Transfers of ownership, collateral assignments,
               loans, and borrowing                             30
             Distribution of the Certificates                   30
             Reports and additional information                 31

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         APPENDIX
         ----------------------------------------------------------------
                I   --   Condensed financial information             I-1

         ----------------------------------------------------------------
         STATEMENT OF ADDITIONAL INFORMATION
           Table of contents
         ----------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.

                                                               PAGE

            Accessing Your Money                                21
            account balance                                     18
            Automated Voice Response System                     16
            annuitant                                           10
            Annuity Payout Options                              21
            beneficiary                                         25
            Beneficiary continuation option                     25
            Business Day                                        29
            cash value                                          18
            Charges and Expenses                                23
            contributions                                       10
            Death Benefit                                       25
            Disruptive transfer activity                        19
            Guaranteed Interest Option                          16
            Guaranteed Rate Accounts                            16
            Investment Options                                  11
            Key Features                                         5
            Market timing                                       19
                                                              PAGE

           Payout Options                                        21
           Portfolio                                              1
           Processing Office                                      6
           Regular IRA                                            9
           Retirement Payout Options                             21
           Right to Cancel                                       16
           Roth IRA                                               9
           SAI                                                    1
           SEP                                                    9
           SIMPLE                                                 9
           Tax Information                                       26
           Transferring Your Money                               19
           Trusts                                             1, 12
           TSA                                                   27
           Unit                                                  18
           Variable Investment Funds                             11
           Voting Rights                                         29
To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

                        INDEX OF KEY WORDS AND PHRASES

AXA Equitable's 300+ Series

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AXA EQUITABLE'S 300+ SERIES CERTIFICATES AT A GLANCE -- KEY FEATURES

PROFESSIONAL INVESTMENT MANAGEMENT

AXA Equitable's 300+ Series Funds invest in different Portfolios managed by professional investment advisers.

TAX ADVANTAGES OF PLAN

..   On contributions:

   Pre-tax contributions except for certain IRAs and for Roth IRAs.

..   On earnings inside the Certificate:

   No tax on any dividends, interest or capital gains until you make withdrawals or receive distributions.

..   On transfers inside the Certificate:

   No tax on transfers among investment options.

..   On payout:

   Tax-favored payout alternatives.

Because you are purchasing an annuity contract as an Individual Retirement Annuity ("IRA"), or to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information", later in this prospectus and in the SAI).

MINIMUM CONTRIBUTION AMOUNTS

..   AXA Equitable has no minimum (If you are contributing through an employer, the employer may have a minimum).

ACCESS TO YOUR MONEY


..   Lump sum withdrawals

PAYOUT ALTERNATIVES

..   Single sum payment

..   Periodic Distribution Option

..   Fixed annuity payout benefit

..   Other annuity or optional benefits we may offer


ADDITIONAL FEATURES

..   Transfers among the Funds


..   Transfers to and from the Guaranteed Interest Option


..   Transfers from the GRAs, subject to special rules

..   Toll-free telephone access to information regarding your account and use of the Account Investment Management system for transfers

..   Internet access to account information and ability to manage account at:
    https://axa300plus.axa-equitable.com

FEES AND CHARGES

..   Participant service charge assessed quarterly for certain administrative services. Maximum of $30 per year.

..   Administrative charge, for expenses not covered by the participant service charge, assessed daily against assets of the Funds at an annual rate of 0.25%.

..   Other expenses charged directly to the Funds for operating expenses.



..   Annual expenses of the Trusts' Portfolios are calculated as a percentage of net assets in each Portfolio. These expenses include management fees, other expenses and 12b-1 fees.

..   Annual expenses of the Trust Portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee Table" later in this prospectus for details.

..   One-time enrollment fee of $25 for each employee Certificate owner participating in a SEP or SIMPLE; payable by the employee or the employer.

..   Annuitization fee of up to $350 if a participant elects an annuity option at retirement. A higher fee may apply when an optional annuity benefit, other than the normal form of annuity, is elected.

The above is not a complete description of all material provisions of the Certificates. This prospectus is a disclosure document and describes all of the Certificate's material features, benefits, rights and obligations, as well as other information. The description of the Certificate's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Certificate are changed after the date of this prospectus in accordance with the Certificate, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The Certificate should also be read carefully before investing. Please feel free to call us if you have any questions. If for any reason you are not satisfied with your Certificate, you may return it to us for a refund within a certain number of days.

Please see "Your right to cancel within a certain number of days" later in this prospectus for additional information.

                          AXA EQUITABLE'S 300+ SERIES

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.
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 BY INTERNET:

By logging on to https://axa300plus.axa-equitable.com and entering with your User ID and Password you can use the Internet to access certain retirement account information such as:

..   Investment performance, current investment fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions.

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  AXA Equitable 300+ Series
  P.O. Box 13678
  Newark, New Jersey 07188-3678

FOR ALL OTHER COMMUNICATIONS (E.G., WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  AXA Equitable 300+ Series
  P.O. Box 4875
  Syracuse, NY 13221
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 TOLL-FREE TELEPHONE SERVICE:

You may also use our Automatic Voice Response System to reach us toll-free at 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea,
Switzerland, and the United Kingdom for a recording of:

..   Daily unit values for the Funds

..   Guaranteed rates applicable to the GRAs

..   Performance results for each Fund

You may also use our toll-free number to change allocation instructions, make telephone transfers among the investment options, or, during our regular business hours, to speak with one of our customer service representatives.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

You should send all contributions, notices, and requests to our Processing Office at the address above.
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 BY E-MAIL

We welcome your comments and questions regarding the AXA Equitable 300+ Series. If you have a comment or suggestion please email us from the program website. Go to https://axa300plus.axa-equitable.com and click on "Contact Us" or you can E-mail us directly at 300plus@axa-equitable.com.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the Certificate owner. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                          AXA EQUITABLE'S 300+ SERIES

Fee table

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time of your initial contribution if you purchase an annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

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 CHARGES WE MAY DEDUCT FROM YOUR INITIAL CONTRIBUTION
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SEP and SIMPLE enrollment fee/(1)/                           $25

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 CHARGES WE DEDUCT FROM YOUR ACCOUNT BALANCE AT THE TIME YOU REQUEST
 CERTAIN TRANSACTIONS
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Maximum charge for withdrawals or transfers from the
GRAs/(2)/                                                    0.00%

Charge if you purchase an annuity payout option              $350

Premium tax charge if you select an annuity payout
option/(3)/                                                  0.00%-1.00%

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The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

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 CHARGES WE DEDUCT FROM YOUR FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
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Administrative charge                                                0.25%

Fund related other expenses/(4)/                                     0.16%

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 CHARGES WE DEDUCT FROM YOUR ACCOUNT BALANCE AT THE END OF EACH CALENDAR
 QUARTER
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Maximum participant service charge/(5)/                              $7.50
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A proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund of the Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2016 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day.
Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.



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 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2016
(expenses that are deducted from Portfolio assets including
management fees, 12b-1 fees, service fees, and/or other      Lowest Highest
expenses)/(6)/                                               0.61%  1.51%
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(1)We charge a one time non-refundable enrollment fee of $25 for each participant in a SEP or SIMPLE IRA. Unless otherwise paid by your employer, we collect this fee from your initial contribution.

(2)As of July 10, 2015, we no longer impose charges on any withdrawals or transfers before the maturity of a GRA guarantee period. No withdrawal or transfer charge applies to amounts in the Funds.

(3)We reserve the right to deduct the premium tax charge from each contribution or from distributions or upon termination of your contract.


(4)These expenses vary by Fund and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2016. These expenses may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2017.


(5)This charge is to reimburse us for certain administrative charges. For SEP and SIMPLE IRA, the charge is up to $15 per year. For regular IRA, Roth IRA and TSA Certificates, the charge is up to $30 per year. See "Participant service charge" in "Charges and expenses" later in this prospectus for more information.


(6)"Total Annual Portfolio Operating Expenses" may be based, in part, on estimated amounts of such expenses.

                                   FEE TABLE

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include certificate owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.


The example below shows the expenses that a hypothetical certificate owner would pay in the situations illustrated and assumes the maximum charges applicable under the certificate and that no amounts are allocated to the GRAs and the Guaranteed Interest Option. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The guaranteed rate accounts are not covered by this example. However, the ongoing expenses do apply to the guaranteed rate accounts and the Guaranteed Interest Option. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.


The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


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                            IF YOU SURRENDER OR DO NOT
                          SURRENDER YOUR CONTRACT AT THE END OF IF YOU ANNUITIZE AT THE END OF THE
                            THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
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PORTFOLIO NAME            1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
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(a)assuming maximum fees
   and expenses of any
   of the Portfolios       $250     $715     $1,203    $2,528    $600     $1,065  $1,553   $2,878
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(b)assuming minimum fees
   and expenses of any
   of the Portfolios       $159     $438     $  734    $1,552    $509     $  788  $1,084   $1,902
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CONDENSED FINANCIAL INFORMATION

Please see Appendix I, at the end of this prospectus, for the unit values, as of the dates shown, for each of the Funds.

                                   FEE TABLE

1. Certificate features

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HOW DO I PURCHASE AND CONTRIBUTE TO MY CERTIFICATE?

You or your employer may purchase and contribute to a Certificate by making payments to us. You may contribute under a Regular IRA, Roth IRA, SIMPLE IRA, or under a SEP. Your employer contributes under a SEP, TSA, or SIMPLE IRA. We have no minimum contribution amount. However, an employer may establish a minimum contribution amount for payroll deductions. The following table summarizes certain information regarding the Certificates and contributions.

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WE RESERVE THE RIGHT, IN OUR SOLE DISCRETION, TO PROHIBIT FURTHER ENROLLMENT OF PARTICIPANTS UNDER THE PLAN.
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 CERTIFICATE TYPE    CONTRIBUTION SOURCES              CONTRIBUTION LIMITATIONS
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Regular IRA          .   "Regular" IRA contributions   .   No regular IRA contributions
--typically pre-tax      may not exceed $5,500.            in the calendar year you
  contributions      .   Additional "catch-up"             turn age 70 1/2 and
--distributions are      contributions.                    thereafter.
  taxable            .   Eligible rollover             .   Additional catch-up
                         distributions from 403(b)         contributions of up to
                         plans, qualified plans, and       $1,000 per calendar year
                         governmental employer 457(b)      where the owner is at least
                         plans.                            age 50 but under age 70 1/2
                     .   Rollovers of after-tax funds      at any time during the
                         from Regular IRAs, 403(b)         calendar year for which the
                         plans and qualified plans.        contribution is made.
                     .   Rollovers from another        .   Rollover or direct transfer
                         traditional individual            contributions after age
                         retirement arrangement.           70 1/2 must be net of
                     .   Direct                            required minimum
                         custodian-to-custodian            distributions.
                         transfers from other          .   Each contribution will be
                         traditional individual            deemed to be made in your
                         retirement arrangements.          current taxable year unless
                                                           you specify in writing that
                                                           such contribution is a
                                                           rollover contribution or
                                                           direct transfer contribution.
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Roth IRA             .   "Regular Roth" IRA            .   Additional catch-up
--after-tax              contributions may not exceed      contributions of up to
  contributions          $5,500.                           $1,000 per calendar year
--distributions are  .   Additional "catch-up"             where the owner is at least
  tax-free when          contributions.                    age 50 at any time during
  conditions met     .   Conversion rollovers from a       the calendar year for which
                         Regular IRA or other              the contribution is made.
                         eligible retirement plan.     .   Conversion rollovers after
                     .   Rollovers from another Roth       age 70 1/2 must be net of
                         IRA.                              required minimum
                     .   Direct transfers from             distributions for the
                         another Roth IRA.                 Regular IRA or other
                     .   Rollovers from a "designated      eligible retirement plan
                         Roth contribution account"        which is the source of the
                         under specified retirement        conversion rollover.
                         plans.                        .   Each contribution will be
                                                           deemed to be made in your
                                                           current taxable year unless
                                                           you specify in writing that
                                                           such contribution is a
                                                           rollover contribution or
                                                           direct transfer contribution.
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TSA                  .   Employer-remitted "salary     .   For 2017, the maximum amount
--favorable tax          reduction" and/or various         of employer and employee
  treatment for          types of employer                 contributions is generally
  employees of           contributions.                    the lesser of $54,000 or
  tax-exempt orga-   .   Additional "catch-up"             100% of compensation; with
  nizations and          contributions.                    maximum employee salary
  public schools     .   Subject to recipient plan         reduction contribution of
                         approval, eligible rollover       $18,000.
                         distributions from other      .   If your employer's plan
                         403(b) plans, qualified           permits, additional salary
                         plans, governmental employer      reduction catch-up
                         457(b) plans, and Regular         contributions of up to
                         IRAs.                             $6,000 can be made where the
                     .   Only if Plan permits, direct      Plan participant is at least
                         plan-to-plan transfers from       age 50 at any time during
                         another 403(b) plan or            2017.
                         contract exchanges under the  .   Rollover or direct transfer
                         same 403(b) plan.                 contributions after age
                     .   We do not accept "designated      70 1/2 must be net of
                         Roth contributions" under         required minimum
                         Section 402A of the Code.         distributions.
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                             CERTIFICATE FEATURES

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 CERTIFICATE TYPE       CONTRIBUTION SOURCES              CONTRIBUTION LIMITATIONS
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SEP                     .   Employer contributions.       .   For 2017, annual employer
--simplified            .   Employee contributions            contributions up to the
  employee pension          permitted. (See above under       lesser of $54,000 or 25% of
  plans                     "Regular IRA".)                   employee compensation.
--employer
  contributions to a
  Regular IRA
  issued to and
  owned by
  employee
-------------------------------------------------------------------------------------------
SIMPLE IRA              .   Employee salary reduction     .   Salary reduction
--savings incentive         and employer matching             contributions of up to
  match plan for            contributions or employer         $12,500 for 2017.
  employees                 non-elective contributions.   .   Employer matching
--employer                                                    contributions up to 3% of
  contributions to a                                          employee compensation; 2%
  Regular IRA                                                 non-elective contributions.
  issued to and                                           .   If your employer's plan
  owned by                                                    permits, additional salary
  employee                                                    reduction catch-up
                                                              contributions totalling up
                                                              to $3,000 can be made where
                                                              the owner is at least age 50
                                                              at any time during 2017.
                                                          .   Any contribution made by any
                                                              means other than through
                                                              salary reduction by your
                                                              employer may be made only
                                                              subject to our rules then in
                                                              effect.
-------------------------------------------------------------------------------------------

See "Tax Information" later in this prospectus and in the SAI for a more detailed discussion of certain contribution and other limitations.
OWNER AND ANNUITANT REQUIREMENTS

The annuitant and the owner must be the same person.

HOW DO I MAKE MY CONTRIBUTIONS?

Contributions must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars and made payable to AXA Equitable. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.

We do not monitor whether contributions exceed limitations in the Internal Revenue Code. However, we reserve the right to refuse contributions that we believe to exceed those limitations.

You make contributions under a Regular IRA or Roth IRA Certificate by sending your payment directly to us. For TSA, SEP or SIMPLE IRA Certificates, your employer sends contributions to us on your behalf. Payroll deduction amounts will be automatically transferred to us for allocation to the investment options as you direct.

Because the Certificates are sold through AXA Advisors, our affiliated broker-dealer, special procedures apply to the initial contributions under a Certificate. AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

For any additional contributions that are sent without allocation instructions, those contributions will be allocated to the EQ/Money Market variable investment fund.

GENERALLY OUR "BUSINESS DAY" IS ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING AND GENERALLY ENDS AT 4 P.M. EASTERN TIME. A BUSINESS DAY DOES NOT INCLUDE A DAY WE CHOOSE NOT TO OPEN DUE TO EMERGENCY CONDITIONS. WE MAY ALSO CLOSE EARLY DUE TO EMERGENCY CONDITIONS.

DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS

If contributions are discontinued your participation under a Certificate will remain in effect and contributions may be resumed at any time. However, under SEP and SIMPLE Certificates, contributions may not be resumed.

                             CERTIFICATE FEATURES

We also reserve the right to close a participant's account and pay any account balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the account balance does not exceed $2,000 or (2) the annuity which the existing account balance would purchase at the participant's retirement date would be less than $20 per month based on the current annuity rates in effect under the Certificate.


WHAT ARE MY INVESTMENT OPTIONS WITHIN THE CERTIFICATE?

We allocate your contributions among the investment options available under the Certificates according to your instructions. Investment options include the Funds and the Guaranteed Interest Option.


VARIABLE INVESTMENT FUNDS

Your investment results in any one of the Funds will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund. Listed below are the currently available Portfolios, their investment objectives, and their advisers. You can choose among Funds that invest in corresponding Portfolios.

                             CERTIFICATE FEATURES

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, ("AXA FMG") a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

                             CERTIFICATE FEATURES

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and


(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP                                                              INVESTMENT MANAGER (OR
 TRUST --                                                                     SUB-ADVISER(S),        VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                   AS APPLICABLE)         MANAGEMENT
------------------------------------------------------------------------------------------------------------------
AXA MODERATE             A        Seeks to achieve long-term capital          .   AXA Equitable      (check mark)
  ALLOCATION                      appreciation and current income.                Funds Management
                                                                                  Group, LLC
------------------------------------------------------------------------------------------------------------------
CHARTER/SM/              A        Seeks to achieve high total return through  .   AXA Equitable
  MULTI-SECTOR BOND               a combination of current income and             Funds Management
                                  capital appreciation.                           Group, LLC
------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL        B        Seeks to achieve long-term growth of        .   AXA Equitable
  CAP VALUE                       capital.                                        Funds Management
                                                                                  Group, LLC

-----------------------------------------------------------------------------------------------------------------
                                                                             INVESTMENT MANAGER (OR
 EQ ADVISORS TRUST                                                           SUB-ADVISER(S),        VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                  AS APPLICABLE)         MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL        IB       Seeks to provide current income and long-  .   AXA Equitable      (check mark)
  VALUE MANAGED                   term growth of income, accompanied by          Funds Management
  VOLATILITY                      growth of capital with an emphasis on          Group, LLC
                                  risk-adjusted returns and managing         .   BlackRock
                                  volatility in the Portfolio.                   Investment
                                                                                 Management, LLC
                                                                             .   Northern Cross,
                                                                                 LLC
-----------------------------------------------------------------------------------------------------------------
AXA LARGE CAP            IB       Seeks to provide long-term capital growth  .   AXA Equitable      (check mark)
  GROWTH MANAGED                  with an emphasis on risk-adjusted returns      Funds Management
  VOLATILITY                      and managing volatility in the Portfolio.      Group, LLC
                                                                             .   BlackRock
                                                                                 Investment
                                                                                 Management, LLC
                                                                             .   HS Management
                                                                                 Partners, LLC
                                                                             .   Loomis, Sayles &
                                                                                 Company, L.P.
                                                                             .   Polen Capital
                                                                                 Management, LLC
                                                                             .   T. Rowe Price
                                                                                 Associates, Inc.
-----------------------------------------------------------------------------------------------------------------

                             CERTIFICATE FEATURES

---------------------------------------------------------------------------------------------------------------------
                                                                                 INVESTMENT MANAGER (OR
 EQ ADVISORS TRUST                                                               SUB-ADVISER(S),        VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                      AS APPLICABLE)         MANAGEMENT
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE      IB       Seeks to achieve long-term growth of           .   AllianceBernstein  (check mark)
  MANAGED VOLATILITY              capital with an emphasis on risk-adjusted          L.P.
                                  returns and managing volatility in the         .   AXA Equitable
                                  Portfolio.                                         Funds Management
                                                                                     Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Massachusetts
                                                                                     Financial
                                                                                     Services Company
                                                                                     d/b/a MFS
                                                                                     Investment
                                                                                     Management
---------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN      lB       Seeks to achieve long-term growth of           .   Capital Guardian
  RESEARCH                        capital.                                           Trust Company
---------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK          lA       Seeks to achieve a total return before         .   AllianceBernstein
  INDEX                           expenses that approximates the total               L.P.
                                  return performance of the Russell 3000(R)
                                  Index, including reinvestment of
                                  dividends, at a risk level consistent with
                                  that of the Russell 3000(R) Index.
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX      lB       Seeks to achieve a total return before         .   AllianceBernstein
                                  expenses that approximates the total               L.P.
                                  return performance of the Standard &
                                  Poor's Index, including reinvestment of
                                  dividends, at a risk level consistent with
                                  that of the Standard & Poor's Index.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE          lA       Seeks to achieve a total return before         .   AXA Equitable
  GOVERNMENT BOND/ /              expenses that approximates the total               Funds Management
                                  return performance of the Barclays U.S.            Group, LLC
                                  Intermediate Government Bond Index,            .   SSgA Funds
                                  including reinvestment of dividends, at a          Management, Inc.
                                  risk level consistent with that of the
                                  Barclays U.S. Intermediate Government
                                  Bond Index.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IA       Seeks to achieve a total return (before        .   AllianceBernstein
  EQUITY INDEX                    expenses) that approximates the total return       L.P.
                                  performance of a composite index comprised
                                  of 40% DJ Euro STOXX 50 Index, 25% FTSE
                                  100 Index, 25% TOPIX Index, and 10%
                                  S&P/ASX 200 Index, including reinvestment
                                  of dividends, at a risk level consistent with
                                  that of the composite index.
---------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(*)/     lA       Seeks to obtain a high level of current        .   The Dreyfus
                                  income, preserve its assets and maintain           Corporation
                                  liquidity.
---------------------------------------------------------------------------------------------------------------------

                             CERTIFICATE FEATURES

----------------------------------------------------------------------------------------------------------
                                                                        INVESTMENT MANAGER (OR
 EQ ADVISORS TRUST                                                      SUB-ADVISER(S),        VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                             AS APPLICABLE)         MANAGEMENT
----------------------------------------------------------------------------------------------------------
MULTIMANAGER             IA       Seeks to achieve long-term growth of  .   AllianceBernstein
  AGGRESSIVE EQUITY               capital.                                  L.P.
                                                                        .   AXA Equitable
                                                                            Funds Management
                                                                            Group, LLC
                                                                        .   ClearBridge
                                                                            Investments, LLC
                                                                        .   Scotia
                                                                            Institutional
                                                                            Asset Management
                                                                            US, Ltd.
                                                                        .   T. Rowe Price
                                                                            Associates, Inc.
                                                                        .   Westfield Capital
                                                                            Management
                                                                            Company, L.P.
----------------------------------------------------------------------------------------------------------
MULTIMANAGER             IB       Seeks to achieve long-term growth of  .   Allianz Global
  TECHNOLOGY                      capital.                                  Investors U.S. LLC
                                                                        .   AXA Equitable
                                                                            Funds Management
                                                                            Group, LLC
                                                                        .   SSgA Funds
                                                                            Management, Inc.
                                                                        .   Wellington
                                                                            Management
                                                                            Company, LLP
----------------------------------------------------------------------------------------------------------

(*)The Board of Trustees of EQ Advisors Trust approved changes to the Portfolio's principal investment strategies that will allow the Portfolio to operate as a "government money market fund." The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUS FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-248-2138.

                             CERTIFICATE FEATURES

GUARANTEED RATE ACCOUNTS

You may have previously allocated contributions to the GRAs that provide principal and interest guarantees. These amounts became part of our general account assets. We discuss our general account under "More information" later in this prospectus.

As previously advised, prior to July 10, 2015, we offered GRAs with guarantee periods of one and three years. As of July 10, 2015, both one-year and three-year GRAs were closed to contributions, transfers and loan repayments.

Until July 10, 2015, new one-year and three-year guarantee periods were offered each calendar quarter. We announced a fixed interest rate for each guarantee period at least 10 days before the beginning of the quarter. Interest rates were set according to our procedures at the time. Thus, different interest rates may have applied to different amounts in the GRAs. All interest rates were effective interest rates, reflecting daily compounding and the deduction of the participant service charge. The guaranteed annual rate of interest would never be less than 3%.


If the guarantee period (the maturity date) occurred before July 10, 2015, unless you instructed us otherwise, we would have automatically contributed the accumulated amount to a new guarantee period of similar duration. If we were offering no guarantee period of a similar duration, we would have transferred the amount to the maturity period of the shortest duration we then offered. If the guarantee period (the maturity date) occured on or after July 10, 2015, unless you instructed us otherwise, we would have automatically contributed the accumulated amount to the EQ/Money Market investment option.


You may allocate amounts in maturing guarantee periods to one or more other investment options by using our Automated Voice Response System (see below). We must receive instructions before the maturity date. We will apply those instructions to all maturing guarantee periods until we receive other instructions.

The amount of your contributions to the GRAs is guaranteed by us (before deduction of any participant service charge). However, withdrawals and transfers out of a guarantee period before a maturity date are no longer subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. For further information regarding the GRAs, please see "The Guaranteed Rate Accounts" in the SAI.

GUARANTEED INTEREST OPTION


The Guaranteed Interest Option ("GIO") is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value of the principal will not fluctuate. We discuss our general account under "More information" later in this Prospectus.


We credit interest daily to amounts in the GIO. We set interest rates monthly. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers to and from the GIO to other investment options are permitted. Withdrawals are also permitted from the GIO.

ALLOCATING YOUR CONTRIBUTIONS


You may allocate your contributions to one or more, or all of the Funds, or the GIO. Allocations must be in whole percentages, which you may change at any time via our internet website or in writing or by telephone using our voice response system. (See "Our Automated Voice Response System below.)" Changes are effective on the date we receive all necessary information. Allocation changes have no effect on amounts already invested.


The group annuity contract that covers the plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

OUR AUTOMATED VOICE RESPONSE SYSTEM AND OUR INTERNET WEBSITE

Participants may use our Automated Voice Response System or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. We assign credentials to you after we receive your completed enrollment form. Our internet website can be accessed at https://axa300plus.axa-equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

A transfer request will be effective on the business day we receive the request if we receive it before the close of the business day. Otherwise the transfer request will be effective on the next business day. We will confirm all transfers in writing. We reserve the right to limit access to this service if we determine that you are engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus.)

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your Certificate, you may return it to us for a refund. To exercise this cancellation right, you must mail the Certificate directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

                             CERTIFICATE FEATURES

Your refund will equal your contributions under the Certificate or, if greater, with respect to contributions allocated to the Funds, your account value, computed on the date we receive your Certificate.

We follow these same procedures if you change your mind before you receive your Certificate, but after you make a contribution. Please see "Tax information" later in this prospectus and in the SAI for possible consequences of canceling your Certificate.

If you fully convert an existing Regular IRA Certificate to a Roth IRA Certificate, you may cancel your Roth IRA Certificate and return to a Regular IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office.

If you reside in the state of Florida, you may cancel your annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract, or a refund of all contributions paid.

                             CERTIFICATE FEATURES

2. Determining your Certificate's value

--------------------------------------------------------------------------------


We credit the full amount of your contributions under your Certificate. At any time, the value of your Certificate is the "account balance" in the Funds, the GRAs, and the Guaranteed Interest Option, to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See "Charges and expenses" later in this prospectus.


We refer to the amount of the account balance attributable to the GRAs as their "cash value." The cash value of a GRA guarantee period reflects a withdrawal charge where applicable, as described below.

YOUR ACCOUNT BALANCE IN THE FUNDS

Your contributions to one or more of the Funds are, in turn, invested in shares of a corresponding Portfolio. The value of your interest in each Fund is measured by "units" that are purchased with your contributions. Your units will increase or decrease in value as though you had invested in the corresponding Portfolio's shares directly. Your account balance, however, will decrease by the amount of the fees and charges that we deduct under the Certificate. Your account balance will also decrease by the dollar amount of any withdrawals that you make.

We determine the number of units of a Fund you purchase by dividing the amount of your contribution by the Fund's unit value for the business day on which we receive your contribution. On any day, the value of your interest in a Fund equals the number of units credited to your Certificate under that Fund, multiplied by the value for one unit. The number of your units in any Fund does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options. In addition, the Participant service charge will reduce the number of units credited to your Certificate.

YOUR ACCOUNT BALANCE IN THE GRAS

Your account balance in the GRAs, represented by their cash value, is equal to your contributions and transfers to those options, plus accrued interest, less withdrawals and transfers out of the GRAs. As of July 10, 2015, both one-year and three-year GRAs were closed to contributions, transfers and loan repayments. Please see "The Guaranteed Rate Accounts" in the SAI for more information.

                     DETERMINING YOUR CERTIFICATE'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------


At any time before the date annuity benefit payments begin, you can transfer some or all of your account balance among the investment options. As of July 10, 2015, withdrawals or transfers from the GRAs before a maturity date are not restricted or subject to a withdrawal charge. In addition, upon at least 90 days advance notice to you, we reserve the right to restrict transfers among the Funds, including limitations on the number within a 12-month period, frequency, or dollar amount of transfers. Also, upon at least 90 days advance notice to you we reserve the right to place limits on transfers made from the GRAs. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.


You may request a transfer by telephone using our Automated Voice Response System, our internet website, or by completing a form provided by AXA Equitable. Transfer requests should specify:

..   your Social Security number,

..   the amounts or percentages to be transferred, and

..   the investment options to and from which the amounts are to be transferred.

We will make transfers involving the Funds as of the business day we receive your transfer request and all necessary information if we receive your request before the close of the business day. Otherwise, we will make transfers involving the Funds on the next business day.

Transfers are permitted from the guarantee periods of the GRAs only.

Please see "Allocating your contributions" in "Certificate features" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the Certificate is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Certificate is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and Certificate owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a Certificate owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Certificate owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the Certificate owner is identified a second time as engaged in potentially disruptive transfer activity under the Certificate, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Certificate. We or a trust may change the definition of potentially disruptive transfer activity, the

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all Certificate owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by Certificate owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the Certificate owner.

Certificate owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, Certificate owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some Certificate owners may be treated differently than others, resulting in the risk that some Certificate owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT BALANCE

You can withdraw your account balance at any time before annuity benefits begin. Withdrawals from the GRAs will be withdrawals of cash value. Prior to July 10, 2015, withdrawals from GRAs will be subject to withdrawal charges. Thereafter, as of July 10, 2015, withdrawals from GRAs will no longer be subject to withdrawal charges. Withdrawals from any of the Funds are not subject to withdrawal charges.

Withdrawals and transfers from the GIO, subject to state and regulatory approval, to other investment options are permitted, subject to certain conditions. See "Guaranteed Interest Option" earlier in this Prospectus for more information.

Partial withdrawals under a periodic distribution option are subject to certain restrictions that we describe below under "Choosing your retirement payout options." Distributions under TSA Certificates may also be subject to certain restrictions. For the tax consequences and restrictions relating to withdrawals, see "Tax information" later in this prospectus and in the SAI.

We will consider withdrawal requests that result in a total remaining account balance of less than $100 as a request to surrender your Certificate, unless you tell us otherwise.

Your request for a withdrawal should be in writing on our specified form. For a partial withdrawal, you must specify the investment options from which you want to take the withdrawal. Otherwise, we will withdraw from each investment option on a pro rata basis. If you request a full surrender, you must also send us your Certificate with the request. When we receive the information we require, the withdrawal or full surrender will become effective. If we receive only partial information, our Processing Office will contact you for complete instructions before processing your request.

SURRENDERING YOUR CERTIFICATE TO RECEIVE YOUR ACCOUNT BALANCE

You may surrender your Certificate to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the Certificate will terminate as of that business day.

You may receive your account balance in a single sum payment or apply all or part of it to one or both of the annuity payout options described under "Choosing your retirement payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus and in the SAI.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments upon a withdrawal or surrender within seven calendar days after the date we receive all necessary information and documents we require in the circumstances. We may postpone such payments or application of proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)sales of securities or determination of the fair value of a Fund's assets is not reasonably practicable because of an emergency, or

(3)the SEC, by order, permits us to defer payment to protect persons remaining in the Funds.

CHOOSING YOUR RETIREMENT PAYOUT OPTIONS

When you are ready to receive retirement benefits you have a choice of several options:

..   Single sum benefit payment.

..   Periodic distribution option.

..   Fixed full cash refund annuity.

..   Other forms of annuities we may offer.

If you choose a single sum benefit payment, your account value in the Funds and cash value in the GRAs will be applied to provide the benefit. The cash value may reflect a withdrawal charge.

The same amounts will be applied to provide a periodic distribution option of at least three years or the fixed full cash refund annuity under the Certificate, or any other optional fixed annuity we may offer. However, if you elect a periodic distribution or annuity, no withdrawal charge will be imposed on amounts derived from the GRAs.

ANNUITY PAYOUT OPTIONS

Depending upon the terms of your Certificate, you can choose from among the following annuity payout options:

FULL CASH REFUND ANNUITY. This is the "normal form of annuity benefit." However, in certain states/(1)/ the normal form of annuity benefit is a 10-year period certain. For further information see below. The full cash refund annuity provides a fixed annuity for the lifetime of the annuitant. The participant's beneficiary will receive a cash refund if, at the participant's death, the total annuity payments do not equal the amount that we applied to provide the annuity. This refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.

Once fixed payments begin, the amount of each payment does not change. We determine the minimum amount from tables in the Certificate that show monthly payments for each $1,000 applied (after deduction of any applicable tax charges and the annuitization fee). If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect produces a larger payment, we pay the larger benefit. We may change the amount of monthly payments shown in Certificates for new participants.

TEN-YEAR PERIOD CERTAIN ANNUITY. An annuity that guarantees payments for 10 years. The guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.
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1  FL, MA, MD, MN, MO, NC, PA, SD, TX, UT, WA

                             ACCESSING YOUR MONEY

PERIODIC DISTRIBUTION OPTION. An annuity option that pays out your entire account balance in monthly, quarterly, semi-annual or annual installment payments over a period of at least three years, as you or your beneficiary choose. The payout period may not generally exceed applicable life expectancy limitations, as described in "Tax information" in the SAI.

To calculate the amount of each payment, you specify a dollar amount or a time period. If a time period, we determine the amount of a payment by dividing the remaining account balances by the number of remaining payments. We make withdrawals pro rata from each investment option. Currently, we distribute periodic payments from the GRAs without withdrawal charges. We retain the right to suspend these distributions from the GRAs in the future.

We require an initial monthly payment of at least $50 under the periodic distribution option. After payments begin, you may continue to transfer amounts among the investment options, according to our rules. By written notice, you may make a partial withdrawal or elect to stop the periodic distribution payments and receive your remaining account balance in a single sum.

OTHER ANNUITIES OR OPTIONAL RETIREMENT BENEFITS. You may elect forms of fixed annuities, other than the normal form of annuity benefit, we offer, including joint and survivor annuities. Payments under life or joint life annuities that do not specify a minimum distribution period terminate with the death of the last surviving annuitant.

You may specify a minimum distribution period under which benefits continue to a beneficiary. You may not specify a minimum distribution period that is greater than your life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than your spouse, payments to the surviving beneficiary are limited as the Final Treasury Regulations provide.

Once a life annuity takes effect, the annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity payout is available only if the amount applied to pay the annuity is $2,000 or more and results in an initial monthly payment of at least $20. We reserve the right to pay you your Certificate's cash value in a lump sum if these minimums are not met or if less than $50 per month would be payable under the periodic distribution option.

If you are participating under a TSA program and have not chosen a retirement benefit the normal form of annuity will be provided unless the TSA provides otherwise. Under certain TSAs you may be required to elect a joint and survivor annuity payout unless your spouse consents in writing to a different election.

You can choose the date annuity payments are to begin. This is your "retirement date." If you do not advise us of your retirement date, we will assume that it is the date you attain age 70 1/2. You can change your retirement date in writing, but the date must be the first day of a calendar month. Also, that date may not be later than the date applicable for the type of qualified plan in which you use the Certificate.

If you have not already selected a form of annuity payout, we will send you a form on which you may do so or confirm that the normal form of annuity is to be provided. We will send the form six months before your retirement date. Your account balance will remain invested until we receive your instructions. Once you have selected a payout option and payments have begun, you may make no further change.

The amount of the annuity payments will depend on:

..   the amount applied to purchase the annuity,

..   the type of payout option you choose, and,

..   in the case of a life annuity, your age (or your and your joint annuitant's ages) and in certain instances, gender.

..   If a benefit payable under your Certificate was based on information about the annuitant's age, gender or identity that is later found to be incorrect, we will adjust the benefit payments or the amount used to determine the benefit payments based on the correct information. Also, evidence that each payee is living must be furnished to us either by personal endorsement of the check drawn for payment or by other means satisfactory to us.

                             ACCESSING YOUR MONEY

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the charges described below during the accumulation period, or if you elect either the fixed annuity option or the periodic distribution option. We will not increase these charges for the life of your Certificate, except as noted.

SEP AND SIMPLE ENROLLMENT FEE

We charge a non-refundable fee of $25 upon the enrollment of each Participant in a SEP or SIMPLE IRA. We collect the fee from the employer, or we deduct it from the first contribution.

GUARANTEED RATE ACCOUNTS WITHDRAWAL CHARGE



AS OF JULY 10, 2015, WE NO LONGER IMPOSE A CHARGE ON WITHDRAWALS OR TRANSFERS PRIOR TO THE MATURITY OF A GRA GUARANTEED PERIOD.

ANNUITY ADMINISTRATIVE CHARGE

If you elect the fixed annuity option under the Certificate or a variable payout annuity option if we make it available, at retirement we will deduct up to $350 from the amount applied to purchase the annuity.

This amount is designed to reimburse us for administrative expenses we incur in processing the application for the annuity and issuing each monthly payment. The specific amount of the charge will depend on your date of enrollment. We may give you a better annuity purchase rate than those currently guaranteed in the Certificates. In that case, the annuity administrative charge may be greater than $350, unless we otherwise provide in your Certificate.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us such as state premium taxes in your state. Generally, we deduct the charge from the amount applied to provide the annuity payout option. If the periodic distribution is elected we will deduct the charge from each payment when made. No charge is applied if you elect a single sum payment. The current tax charge varies by state and ranges from 0% to 1%.

ADMINISTRATION CHARGE

We impose a daily charge at the annual rate of 0.25% of the net assets of each Fund. The charge is to reimburse us for administration expenses not covered by the participant service charge. We reflect this charge in the computation of unit values for each Fund.

FUND-RELATED OTHER EXPENSES

We also charge certain additional costs and expenses directly to the Funds. These include, among other things, certain expenses we incur in the operation of the Funds, taxes, interest, SEC charges, and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping.

We reflect these expenses in the unit values for each Fund.

PARTICIPANT SERVICE CHARGE

On the last day of each calendar quarter, we charge your account balance to reimburse us for certain administration expenses under the Certificates, such as salaries and other overhead costs, travel, legal, actuarial and accounting costs. The charge is up to $15 per year for SEP and SIMPLE IRA Certificates, and up to $30 per year for Regular IRA, Roth IRA, and TSA Certificates. We deduct these charges from the amounts held in the Funds in accordance with our administrative procedures then in effect.

The participant service charge applicable to a Certificate depends on several factors. It will vary depending on:

..   whether contributions are made by payroll deduction or direct contribution;

..   the number of participants contributing through the same payroll deduction facility or group;

..   the total contributions that we receive from an affiliated group;

..   the nature of the group purchasing the Certificates;

..   the extent to which an employer provides services that we would otherwise provide; and

..   other circumstances that may have an impact on administrative expenses.

We reserve the right to change the participant service charge on advance written notice, or to impose the charge on a less or more frequent basis. In no case, will the charge exceed $30 per year.

PORTFOLIO OPERATING EXPENSES (DEDUCTED BY THE TRUSTS)

The Trusts deduct the following types of fees and expenses:

..   Investment management fees.

..   12b-1 fees (see "More information" later in this prospectus).

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

                             CHARGES AND EXPENSES

CERTAIN EXPENSE LIMITATIONS

We will reimburse the Funds named below for certain expenses they incur in any calendar year, as follows:

EQ/MONEY MARKET, EQ/COMMON STOCK INDEX, EQ/INTERMEDIATE GOVERNMENT BOND AND AXA MODERATE ALLOCATION FUNDS

The types of expenses included are:

..   Investment advisory fees and certain other expenses attributable to assets of the Funds invested in the corresponding Portfolio.

..   Administration expenses that the Funds bear directly.

The expenses subject to reimbursement do not include the following Portfolio expenses: interest, taxes, brokerage, and extraordinary expenses permitted by appropriate state regulatory authorities.

The annual expense limitations above, which we will reimburse the Funds, are:

..   1% of the EQ/Money Market Fund's average daily net assets.

..   1.5% of the EQ/Common Stock Index, EQ/Intermediate Government Bond and AXA
    Moderate Allocation Funds' respective average daily net assets.

We cannot change these expense limitations without the Participant's consent.

MULTIMANAGER AGGRESSIVE EQUITY, CHARTER/SM/ MULTI-SECTOR BOND AND
EQ/INTERNATIONAL EQUITY INDEX

We reimburse these Funds for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. We may change this voluntary expense limitation at our discretion.

EQ/MONEY MARKET AND EQ/INTERMEDIATE GOVERNMENT BOND FUNDS

If the amount of the management fees charged to these Portfolios exceeds 0.35% of its average daily net asset value, we will reimburse the corresponding Fund for such excess. This expense limitation is a contractual right for participants who enrolled before May 1, 1987, and cannot be changed without the consent of those participants. We have voluntarily agreed to put in place this expense limitation for participants who enrolled after May 1, 1987, and we reserve the right to discontinue this voluntary limitation at any time.

                             CHARGES AND EXPENSES

6. Payment of death and disability benefit

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YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT

You designate your beneficiary when you apply for your Certificate. You may change your designation by writing to our Processing Office. You may be limited as to the beneficiary you can designate in the TSA Certificate.

The death benefit is equal to your cash value. We determine the amount of the death benefit as of the business day we receive satisfactory proof of death, any required instructions as to the method of payment and any other information we may require.

WHEN THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN

If you die before distributions begin, we will pay the death benefit to your beneficiary.

If the designated beneficiary is your surviving spouse, the distribution of the account balance may begin at the earlier of (a) the date you would have attained age 70 1/2 or (b) the date the surviving spouse elects payment to commence. Depending on your election, we will pay the death benefit as a single sum, in periodic installments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment.

BENEFICIARY CONTINUATION OPTION

The beneficiary continuation option permits a designated individual, on the Certificate owner's death, to maintain a Certificate with the deceased Certificate owner's name on it and receive distributions under the Certificate, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under Regular IRA, Roth IRA and SIMPLE IRA Certificates, subject to state availability. It is not available for TSA Certificates. Please contact our Processing Office for further information.

This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will process the request.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For Regular IRA Certificates only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA Certificates. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

..   The Certificate continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen. Separate share treatment is not available for trusts.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the Certificate.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the Certificate in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

WHEN THE PARTICIPANT DIES AFTER THE RETIREMENT DATE

If you die after distributions begin, the amount and payment mode of the distributions may continue to the beneficiary on the same basis as before your death, subject to minimum distribution rules. If the Annuitant dies while periodic distribution payments are being made, a single lump sum death benefit will be paid to the Annuitant's beneficiary.

DISABILITY PAYMENT

In the case of disability (refer to your Certificate for a definition of disability) before your retirement date, we will pay you the cash value. TSA plans may be subject to certain restrictions.

                    PAYMENT OF DEATH AND DISABILITY BENEFIT

7. Tax information

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In this part of the prospectus we discuss the current federal income tax rules that generally apply to 300+ Series certificates owned by United States individual taxpayers. The tax rules can differ, depending on the type, whether Regular IRA (also referred to as "traditional IRA") Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.

TAX CHANGES


Federal income tax rules include the United States laws in the Internal Revenue Code (the "Code") and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of contracts or certificates. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular person's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate or payments under the Certificate, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")


Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies to certain U.S.-source payments, may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, FATCA and related rules may require us to document the status of certain contract owners, as well as report contract values and other information for such contract owners. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


Generally, these provisions will not affect AXA Equitable 300+ Series certificates currently unless the death beneficiary is an entity.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Similarly, an employer-sponsored individual retirement arrangement such as a SEP IRA, SARSEP IRA or SIMPLE IRA can be purchased in annuity or custodial account form. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as selection of investment funds and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts and annuity contracts funding 403(b) plans. Generally, these provisions will not apply to 300+ Series certificates because of the nature of the benefits provided under the certificate.

Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.

                                TAX INFORMATION

TAX-SHELTERED ANNUITY ARRANGEMENTS ("TSAS")

If you are an employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3), your employer may purchase a 403(b) contract (also referred to as a tax-sheltered annuity contract or "TSA") for you. Contributions to the TSA, whether they are made by your salary reduction or non-elective employer contributions, are typically not taxable to you at the time of deferral, subject to annual limitations. We do not accept designated Roth contributions to the 300+ Series contract. Subject to the terms of your employer's plan, you may be eligible to make contributions of funds rolled over from other eligible retirement plans, including 403(b) plans, Regular IRAs, qualified plans and governmental employer 457(b) plans. The types of contributions and limits are discussed in the SAI. Annuity payments, withdrawals from or surrenders of, the TSA are generally taxable to you. Premature withdrawals may be subject to an additional 10% penalty on the taxable amount. In addition, amounts attributable to salary reduction contributions cannot be distributed before you reach age 59 1/2, die, become disabled as defined in the Code, sever from employment with the employer which provided the funds for the TSA or suffer hardship. In the event of hardship, only the salary reduction contributions can be distributed.

Further discussion of TSA tax information including Regulations finalized in 2007 is in the SAI.

INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAS)


You may make compensation-based contributions, subject to annual limitations, to individual retirement arrangements. For both Regular and Roth IRAs, you must have compensation at least equal to the amount of the contribution. Generally, $5,500 is the maximum amount of annual contributions you may make to all of your Regular and Roth IRAs for the taxable year 2017. You may deduct all or a part of your contribution to a Regular IRA depending on your income for the year. In some cases you may be eligible for a "Saver's Tax Credit."


If you are at least age 50 at any time during the calendar year for which the contribution is made, you may be eligible to make an additional "catch-up" contribution of up to $1,000 for that year.


You may make contributions to a Regular IRA until the year you reach age
70 1/2. You may make contributions to a Roth IRA even after age 70 1/2, if you have compensation and your income is within specified federal income tax limits. These limits do not apply to rollover or custodian-to-custodian contributions into either kind of IRA. For 2017, you and your nonworking spouse can together contribute, annually, an aggregate maximum of $11,000 to Regular and Roth IRAs for you and your spouse (but no more than $5,500 to any one IRA certificate).


You may be able to contribute more if you are eligible to make catch-up contributions described above.

Income credited to Regular IRAs is generally not taxable until you get a distribution from the Certificate. Distributions from Regular IRAs are generally fully taxable as ordinary income. Roth IRA distributions are not taxable until all contributions to all of your Roth IRAs are recovered. After recovery of contributions, distributions are taxable. In certain circumstances, Roth IRA distributions may be fully non-taxable. The taxable portion of certain early withdrawals from Regular and Roth IRAs may be subject to an additional 10% federal income tax penalty.

Further discussion of IRA tax information is in the SAI.

IRAS UNDER SEPS AND SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is like other IRAs. If you are an eligible employee, you own the SEP. Most of the rules applicable to Regular IRAs also apply. One major difference is the amount of permissible contributions. Under contribution limits effective for 2017, an employer can annually contribute an amount for an employee up to the lesser of $54,000 or 25% of the employee's compensation. The employer makes this determination without taking into account its contribution to the employee's SEP. This limit may be further adjusted for cost of living changes in future years.


An eligible employer may establish a "SIMPLE" plan to contribute to special individual retirement accounts or individual retirement annuities for its employees (SIMPLE IRAs). A SIMPLE IRA is a form of IRA, which the employee owns. Generally, the rules applicable to Regular IRAs discussed above apply, with certain differences, as follows:


..   the employee salary reduction contribution is limited (up to $12,500 in
    2017; this salary reduction limit may be further adjusted for cost of living changes in future years);

..   if the plan permits, an individual at least age 50 at any time during 2017 can make up to $3,000 additional salary reduction contributions for 2017;


..   the employer must make contributions, generally a dollar-for-dollar match, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees; and

..   employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

Further discussion of SEP and SIMPLE tax information is in the SAI.

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

8. More information

--------------------------------------------------------------------------------

ABOUT AXA EQUITABLE

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the Certificates. AXA Equitable is solely responsible for paying all amounts owed to you under your Certificate.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $588.7 billion in assets as of December 31, 2016. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


ABOUT SEPARATE ACCOUNT NO. 301

Each Fund is a subaccount of our Separate Account No. 301. We established Separate Account No. 301 in 1981 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Separate Account No. 301 for owners of our variable annuity contracts, including the Certificates. The results of Separate Account No. 301's operations are accounted for without regard to our other operations. We are the legal owner of all of the assets in Separate Account No. 301 and may withdraw any amounts that exceed our reserves and other liabilities with respect to the Funds under our contracts. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 301. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 301 is registered as a "unit investment trust" under the Investment Company Act of 1940. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account No. 301 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (Fund) within Separate Account No. 301 invests solely in Class IA/A or Class IB/B shares, respectively, issued by the corresponding Portfolio of the applicable Trust.

We reserve the right, subject to compliance with laws that apply, to:

(1)add Funds to, or to remove Funds from, Separate Account No. 301, or to add other separate accounts;

(2)combine any two or more Funds;

(3)transfer the assets we determine to be the shares of the class of contracts to which the Certificates belong from any Fund to another Fund;

(4)operate Separate Account No. 301 or any Fund as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 301 or a Fund directly);

(5)deregister Separate Account No. 301 under the Investment Company Act of 1940;

(6)restrict or eliminate any voting rights as to Separate Account No. 301;

(7)cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8)to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations. Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio. AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

Unless otherwise required by law or regulation, an investment manager or sub-adviser or any investment policy may not be changed without the consent of AXA Equitable.

                               MORE INFORMATION

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the Certificates, including those that apply to the GRAs, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claim paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the Certificates in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your Certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is generally any day that the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open, or close early due to emergency conditions which would include but not limited to when:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when we apply contributions and process any other transaction requests. We will apply contributions and process any other transaction requests when we receive them along with all the required information.

If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m., Eastern Time on a business day, we will use the next business day.

CONTRIBUTIONS AND TRANSFERS


..   Contributions allocated to the Guaranteed Interest Option will receive the interest rate in effect for that business day.


..   Contributions allocated to the Funds are invested at the unit value next determined after the receipt of the contribution.



..   Transfers to or from Funds will be made at the unit value next determined after the receipt of the transfer request.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   The election of trustees.

..   The formal approval of independent auditors selected for the Trusts.

..   Any other matters described in the prospectuses for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give Certificate owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates if a shareholder vote is taken. If we do not receive instructions in time from all Certificate owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that Certificate owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

VOTING RIGHTS OF OTHERS

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 301 VOTING RIGHTS

If actions relating to Separate Account No. 301 require Certificate owner approval, Certificate owners will be entitled to one vote for each unit they have in the Funds. We will cast votes attributable to any amounts we have in the Funds in the same proportion as votes cast by Certificate owners.

                               MORE INFORMATION

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from a information systems failures (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future, we take reasonable steps to mitigate these risks and secure our systems from such failures and attacks.


ABOUT THE GROUP ANNUITY CONTRACTS

The Certificates are issued under group annuity contracts between us and Reliance Trust Company ("Reliance"), whose sole purpose is to serve as a party to the group annuity contracts. Reliance has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.

IRS DISQUALIFICATION

If a retirement program funded by the Certificates is found not to qualify under the Code, we may terminate the Certificate and pay the participant, plan trustees or other designated person, the account balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a Certificate owner's interest in Separate Account No. 301, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 301, our ability to meet our obligations under the Certificates, or the distribution of the Certificates.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 301, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the Certificates only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the Certificates. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and the United Kingdom.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You cannot assign or transfer ownership of a Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate except by surrender to us. Loans are not available and you cannot assign Regular IRA, Roth IRA, TSA, SEP, and SIMPLE Certificates as security for a loan or other obligation.

You may direct the transfer of account balances under your Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate to another similar arrangement. We can impose a withdrawal charge if one applies.

DISTRIBUTION OF THE CERTIFICATES

The Certificates are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account No. 301. The offering of the units is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable and is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.

Our Retirement Program Specialists are salaried employees of AXA Equitable and are registered representatives of AXA Advisors, LLC. These individuals perform marketing and service functions under the AXA Equitable 300+ Series Certificates. AXA Equitable pays no sales commission with respect to units of interest in Separate Account No. 301 under the Certificates; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale, is paid on a periodic basis to these AXA Equitable employees. Incentive compensation may also be paid to managerial personnel. In addition, AXA Equitable employees may also receive sales bonuses based on selling certain products during specified times. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses. All payments will be made in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its products, none of the compensation paid to Retirement Program Specialists

                               MORE INFORMATION
discussed in this section of the prospectus are imposed as separate fees or charges under your Certificate. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the product and payments its receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the Certificate, see "Fee table" and "Charges and expenses" earlier in this prospectus.

REPORTS AND ADDITIONAL INFORMATION


Before payments start under your Certificate, we will send you, at least annually, a report showing as of a specified date: (1) the number of units you have credited to each Fund, (2) the unit values, (3) your account balance in each Fund, GRA, the GIO, and the total balance, (4) the cash values of your GRAs and (5) the cash value of the GIO. Similar reports will be sent to you if you are receiving payments under the periodic distribution option. All transactions will be individually confirmed.


As required by the Investment Company Act of 1940, each participant will be sent, semi-annually, a report containing financial statements and a list of the securities held by each Portfolio.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at http://www.sec.gov.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2007 through 2016 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the 300+ Series, but not longer than 10 years.


SEPARATE ACCOUNT NO. 301 OF AXA EQUITABLE LIFE INSURANCE COMPANY

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the periods shown.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2016.



--------------------------------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDING DECEMBER 31,
                           ------------------------------------------------------------------------------- INCEPTION
                            2007    2008    2009    2010    2011    2012    2013    2014    2015    2016     DATE
--------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY                                                                  4/26/02
--------------------------------------------------------------------------------------------------------------------
   Unit value              $ 19.09 $ 10.83 $ 14.04 $ 14.86 $ 12.37 $ 14.47 $ 17.20 $ 15.90 $ 15.33 $ 15.39
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       122     113     126      88      81      78      89      81      76      56
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY                                                                     7/1/98
--------------------------------------------------------------------------------------------------------------------
   Unit value              $ 13.64 $  8.39 $ 11.26 $ 12.83 $ 12.31 $ 13.94 $ 18.79 $ 20.78 $ 21.54 $ 22.63
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       151     162     163     171     161     163     157     153     147     146
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY                                                                      8/17/07
--------------------------------------------------------------------------------------------------------------------
   Unit value              $  9.50 $  5.39 $  6.47 $  7.25 $  6.87 $  7.92 $ 10.45 $ 11.68 $ 11.17 $ 12.83
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)     1,039     939     943     864     839     740     764     682     636     582
--------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION                                                                                     2/5/82
--------------------------------------------------------------------------------------------------------------------
   Unit value              $129.96 $ 98.02 $114.93 $126.01 $122.84 $133.11 $150.02 $153.96 $151.99 $159.54
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       286     266     250     237     227     221     208     188     170     151
--------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND                                                                               6/2/87
--------------------------------------------------------------------------------------------------------------------
   Unit value              $ 37.62 $ 28.71 $ 31.38 $ 33.41 $ 35.07 $ 36.79 $ 36.27 $ 36.98 $ 36.60 $ 37.52
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)        38      36      36      45      39      39      37      33      32      34
--------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE                                                                                 7/1/98
--------------------------------------------------------------------------------------------------------------------
   Unit value              $ 18.15 $ 11.23 $ 14.13 $ 17.52 $ 15.86 $ 18.45 $ 26.21 $ 24.77 $ 21.43 $ 26.73
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       138     148     162     207     190     177     169     154     148     133
--------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH                                                                                7/6/07
--------------------------------------------------------------------------------------------------------------------
   Unit value              $  9.64 $  5.80 $  7.61 $  8.79 $  9.10 $ 10.64 $ 13.96 $ 15.37 $ 15.60 $ 16.85
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)        75      93      95     104     113      80      97      97     112     107
--------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX                                                                                       6/1/87
--------------------------------------------------------------------------------------------------------------------
   Unit value              $220.41 $123.10 $158.29 $183.92 $184.58 $212.49 $280.27 $312.79 $311.35 $346.37
--------------------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       284     250     232     210     191     177     162     143     131     123
--------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2016. (CONTINUED)


----------------------------------------------------------------------------------------------------------
                                             FOR THE YEARS ENDING DECEMBER 31,
                           --------------------------------------------------------------------- INCEPTION
                            2007   2008   2009   2010   2011   2012   2013   2014   2015   2016    DATE
----------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                                                                              7/1/98
----------------------------------------------------------------------------------------------------------
   Unit value              $10.32 $ 6.44 $ 8.07 $ 9.19 $ 9.29 $10.65 $13.95 $15.70 $15.76 $17.46
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      707    645    706    712    651    646    640    621    569    574
----------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND                                                                  2/5/82
----------------------------------------------------------------------------------------------------------
   Unit Value              $72.22 $74.77 $72.98 $76.06 $80.03 $80.49 $78.82 $79.71 $79.72 $79.77
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       70     80     72     71     65     59     55     48     50     53
----------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX                                                                    11/22/02
----------------------------------------------------------------------------------------------------------
   Unit value              $27.09 $13.32 $16.88 $17.74 $15.55 $18.01 $21.78 $20.20 $19.68 $20.04
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      333    305    277    269    248    226    237    202    209    187
----------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                                                                                  2/5/82
----------------------------------------------------------------------------------------------------------
   Unit value              $36.82 $37.58 $37.57 $37.46 $37.39 $37.23 $37.07 $36.92 $36.77 $36.63
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      564    688    567    487    506    478    470    458    478    599
----------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY                                                                   6/2/87
----------------------------------------------------------------------------------------------------------
   Unit value              $45.08 $23.97 $32.92 $38.78 $36.30 $41.30 $56.41 $62.18 $64.40 $66.35
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       87     86     83     78     72     76     72     71     70     66
----------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY                                                                          5/13/04
----------------------------------------------------------------------------------------------------------
   Unit value              $15.31 $ 8.08 $12.77 $15.00 $14.22 $16.07 $21.69 $24.53 $25.97 $28.18
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      112    127    136    136    137    136    129    129    127    124
----------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                          2

Tax information                                                2

The Guaranteed Rate Accounts                                  16

How we determine unit values                                  21

Custodian and independent registered public accounting firm   21

Financial statements                                          21

  AXA Equitable 300+ Series
  P.O. Box 4875
  Syracuse, NY 13221
  ATTN:   SAI Request for Separate Account
         No. 301


----------------------------------------------------------------------------------
Please send me a free copy of the Statement of Additional Information dated May 1, 2017.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                                        #291003

The AXA Equitable 300+ Series

Certificates under Group Annuity Contracts

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2017



AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104


--------------------------------------------------------------------------------


This SAI is not a prospectus. It should be read in conjunction with the related AXA Equitable 300+ Series Prospectus dated May 1, 2017. That prospectus provides detailed information concerning the Certificates (may also be referred to as the "contract" or the "contracts") and the Funds, as well as the Guaranteed Rate Accounts ("GRAs"), that fund the Certificates. As previously advised, that on July 10, 2015, GRAs were closed to contributions, transfers and loan repayments. Each Fund is a subaccount of AXA Equitable's Separate Account No. 301. The GRAs are part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing to the Processing Office (Box 4875, Syracuse, NY 13221), or by calling 1-800-248-2138 toll-free in the US, or 1-800-248-2138-0 from France, Israel, Italy, Republic of Korea, Switzerland and United Kingdom.
            TABLE OF CONTENTS
                                                               PAGE
                                                               ----

            Who is AXA Equitable?                                2

            Tax information                                      2

            The Guaranteed Rate Accounts                        16

            How we determine unit values                        21

            Custodian and independent registered public
              accounting firm                                   21

            Financial statements                                21




             Copyright 2017 AXA Equitable Life Insurance Company.

            1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.


                                                                        #291003

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

TAX INFORMATION

This section of the SAI discusses the current federal income tax rules that generally apply to the types of retirement plans or contracts described in the prospectus. The tax rules can differ, depending on the type of plan or contract, whether Regular IRA (also referred to as "traditional IRA") Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.


Federal income tax rules include the United States laws in the Internal Revenue Code ("Code"), and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Code. Certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which The Department of Labor ("DOL") administers. These rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals to comprehensively reform or overhaul the United States tax and retirement systems, which, if enacted, could affect the tax benefits of a certificate. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.


We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular participant's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate, or payments under the Certificate may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before you purchase a Certificate.

FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")


Even though this section in the SAI discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies to certain U.S.-source payments, may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, FATCA and related rules may require us to document the status of certain contract owners, as well as report contract values and other information for such contract owners. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


Generally, these provisions will not affect AXA Equitable 300+ Series certificates unless the death beneficiary is an entity.

ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS OR A REGULAR IRA OR ROTH IRA

You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) TSA, SIMPLE IRA, SARSEP IRA, 401(k) plan or governmental employer 457(b) plan (also known as a governmental EDC plan), as well as contributions you make to a Regular IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your Regular IRA contribution is already fully or partially deductible. For details on this credit, please see the Internal Revenue Service Publication for your type of plan (for example, IRS Publication 571, TAX-SHELTERED ANNUITY PLANS (403(B) PLANS). FOR EMPLOYEES OF PUBLIC SCHOOLS AND CERTAIN TAX-EXEMPT ORGANIZATIONS).

TAX SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

The following discussion reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".

FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are still a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

As part of this process, the sponsoring employer designates the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their AXA Equitable TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to avoid significant limitations under the 403(b) plan for transactions on the contract.

GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

CONTRIBUTIONS TO TSAS

ANNUAL CONTRIBUTIONS TO TSAS MADE THROUGH THE EMPLOYER'S PAYROLL

Annual contributions to TSAs made through the employer's payroll are limited. (If permitted by the plan, plan-to-plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.)

Commonly, some or all of the contributions to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through nonelective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, a participant may designate some or all of salary reduction contributions as "designated Roth contributions", which are made on an after-tax basis. We do not accept designated Roth contributions to this contract. The permissible annual contribution to the participant's TSA is calculated the same way as contributions to a 401(k) plan:


..   The annual limit on employer and employee contributions to defined contribution plans is the lesser of $54,000 (after adjustment for cost of living changes for 2017) or 100% of compensation. (Compensation over $270,000 for 2017 is disregarded).

..   The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $18,000 for 2017.


These limits may be further adjusted for cost of living charges in future years.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, if the plan permits, an individual who is at least age 50 at any time during 2017 can make up to $6,000 additional salary reduction contributions for 2017.


If contributions to a TSA exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions not withdrawn by April 15 after the year of the deferral may cause the contract to fail TSA rules.

ROLLOVER CONTRIBUTIONS TO TSAS

ROLLOVER CONTRIBUTIONS. Federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

..   termination of employment with the employer who provided the funds for the plan; or

..   reaching age 59 1/2 even if still employed; or

..   disability (special federal income tax definition).

If your plan permits, any after-tax contributions you have made to a qualified plan or TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. After-tax contributions in a Regular IRA cannot be rolled over from the Regular IRA into a TSA. If the after-tax contributions are in a "designated Roth contribution account" under a 403(b) plan, 401(k) plan or governmental employer Section 457(b) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth contribution account" under another such plan. They cannot be rolled into a non-Roth after-tax contribution account.

See "IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers" under "Distributions from TSAs -- Tax treatment of distributions from TSAs".

Before you decide to roll over a distribution to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax-qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a TSA and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

DIRECT TRANSFERS

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoked Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers;
(ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan;
(iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.

The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70 1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.

DISTRIBUTIONS FROM TSAS

Depending on the terms of the plan and your employment status, you may have to get your employer's consent to take a withdrawal.

WITHDRAWAL RESTRICTIONS

SALARY REDUCTION CONTRIBUTIONS. You generally are not able to withdraw or take payments from all or part of your TSA until you:

..   reach age 59 1/2,

..   die,

..   are disabled (special federal income tax definition),

..   sever employment with the employer which provided the TSA funds, or

..   suffer a financial hardship (special federal income tax definition).
    Hardship withdrawals are limited to the amount of your salary reduction contributions, without earnings and must be approved by the employer or the plan.

Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one tax-exempt entity to another tax-exempt entity which is treated as the same employer).

These restrictions apply to salary reduction (elective deferral) contributions and earnings on those contributions. If any portion of the funds directly transferred to your TSA Certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions.

These restrictions do not apply to the value of your TSA Certificate as of December 31, 1988 attributable to salary reduction contributions and earnings. If you directly transfer any amounts to this Certificate you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance. Otherwise, we will view all amounts transferred as subject to restrictions.

WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS

The plan may also impose withdrawal restrictions on employer contributions and related earnings. Amounts attributable to employer contributions are subject to withdrawal restrictions, under the 2007 Regulations. These rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable.

EXCEPTIONS TO WITHDRAWAL RESTRICTIONS

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Distributions may also be made on termination of the plan.

TAX TREATMENT OF DISTRIBUTIONS FROM TSAS

Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includible as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and State Income Tax Withholding and Information Reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions you will have a tax basis in your Certificate which will be recovered tax-free. You may have a tax basis in the Certificate if the employer made contributions that were included in your gross income in the year of the employer's contribution, for example. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA, we assume that all amounts distributed from your TSA are pre-tax, and we withhold tax and report accordingly.

The amount of any partial distribution from a TSA before the annuity starting date is generally taxable as ordinary income to you except to the extent the distribution is a withdrawal of your basis. Distributions are generally pro rata withdrawals of tax basis and earnings on that tax basis. On a total surrender of your certificate, the amount received in excess of your tax basis, if any, is taxable.

IRS GUIDANCE ON ALLOCATION BETWEEN PRE-TAX AND AFTER-TAX AMOUNTS ON DISTRIBUTIONS; THE EFFECT OF DIRECT ROLLOVERS

The following applies where there are after-tax amounts and pre-tax amounts under the plan, and a distribution is made from the plan before annuity payments start. The IRS has issued ordering rules and related guidance on allocation between pre-tax and after-tax amounts.

..   All disbursements from the plan that are "scheduled to be made at the same time" are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans. (Separate information reports on Form 1099-R are generally required if a disbursement is divided among multiple destinations, however.)

..   If the pre-tax amount for the aggregated distribution is directly rolled over to one or more eligible retirement plans, the entire pre-tax amount is assigned to the amount of the distribution that is directly rolled over (and is not currently taxable).

..   If the recipient wants to divide the direct rollover among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans. We expect to have forms for this choice.

..   If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the pre-tax amount is assigned to the portion of the distribution that is directly rolled over, up to the amount of the direct rollover (so that each direct rollover consists entirely of pre-tax amounts).

..   The guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.)

..   The guidance indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income.

..   Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is an after-tax amount.

For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth after-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth after-tax contributions could be rolled over to a Roth IRA.

If you elect an annuity distribution, the nontaxable portion of each payment is
(1) your tax basis in the contract divided by (2) an expected return determined under IRS tables. The balance of each payment is taxable. The entire amount of the payments you receive after you recover your tax basis is taxable. If you die before recovering your tax basis and the annuity has a refund feature, the beneficiary of the refund may recover the remaining tax basis as payments are made. If you (and your beneficiary under a joint and survivor annuity) die before recovering the entire basis of the annuity, a deduction is allowed on your (or your beneficiary's) final tax return.

EARLY DISTRIBUTION PENALTY TAX

Distributions from a TSA will be subject to an additional 10% penalty tax, unless the distribution occurs on or after you:

..   die,

..   are disabled (special federal income tax definition),

..   reach age 59 1/2,

..   separate from service and elect a payout over your life or life expectancy
    (or joint and survivor lives or life expectancies of you and your beneficiary) using an IRS-approved distribution method,

..   separate from service after age 55 (any form of payout, but the separation from service must occur during or after the calendar year you reach 55), or

..   use the distribution to pay certain extraordinary medical expenses (special federal income tax definition).

TAX DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent that a distribution is rolled over it remains tax-deferred.

You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan, a Regular IRA or another 403(b) plan. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

After 2015, eligible rollover distributions from qualified plans, 403(b) plans and governmental employer Section 457(b) plans may be rolled over to a SIMPLE IRA. See "SIMPLE IRAs", below. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Conversion rollover transactions from pre-tax or non-Roth after-tax accounts are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. A surviving spouse might also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover.

The recipient plan must agree to take the distribution. If you are rolling over from a TSA to a governmental employer 457(b) plan, the recipient governmental employer 457(b) plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment, including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions. We discuss eligible rollover distributions in greater detail under "Federal and State Income Tax Withholding and Information Reporting," below, including rules requiring 20% income tax withholding on certain distributions from TSAs.

Any non-Roth after-tax contributions you have made to a TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any non-Roth after-tax contributions you have made to a TSA to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that Regular IRA. Non-Roth after-tax contributions may not be rolled into a governmental employer 457(b) plan.

See "IRS guidance on allocation between pre-tax and after-tax amounts on distributions; the effect of direct rollovers" above.

Before you decide to roll over your distribution to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. Generally the funds are subject to the rules of the recipient plan. If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. However, distributions from a governmental employer 457(b) plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59 1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) plan into a governmental employer 457(b) plan, and you later take a distribution from the recipient governmental employer 457(b) plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan. The IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, contract exchange under the same 403(b) plan, or under Rev. Rul. 90-24 prior to the 2007 Regulations) are not distributions. Direct transfers that are used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a Regular IRA be established on your behalf.

REQUIRED MINIMUM DISTRIBUTIONS

The Required Minimum Distribution rules discussed below under "Traditional Individual Retirement Annuities (Regular IRAs) -- Required minimum distributions" apply to TSAs, with this difference:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION:

The minimum distribution rules force TSA participants to start computing and taking annual distributions from their TSAs by a required date. When minimum distributions must begin depends on, among other things, your age and retirement status. Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70 1/2. You may be entitled to delay commencement of required minimum distributions for all or part of your account balance until after age 70 1/2. These exceptions apply to the following individuals:

..   For 403(b) plan participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay commencement to age 75 of the portion of their account balance attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2.

IRAS

GENERAL DISCUSSION OF IRAS

"IRA" stands for individual retirement arrangement and the two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   "Regular IRAs," typically funded on a pre-tax basis including SEP-IRAs and
    SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

..   "Roth IRAs," funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A (Contributions to Individual Retirement Arrangements (IRAs)) and 590-B (Distributions from Individual Retirement Arrangements (IRAs)). These Publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

The AXA Equitable 300+ Series IRAs are designed to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This SAI and the prospectus contain the information that the Internal Revenue Service ("IRS") requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs.

We have received an opinion letter from the IRS approving the respective forms of the AXA Equitable regular IRA, Roth IRA and SIMPLE IRA Certificates, for use as the applicable type of IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

CANCELLATION

You can cancel an AXA Equitable 300+ Series IRA Certificate by following the directions under "Your Right to Cancel within a Certain Number of Days" in the prospectus. You can cancel an AXA Equitable 300+ Series Roth IRA certificate issued as a result of a full conversion of an AXA Equitable 300+ Series Regular IRA certificate by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel a Regular IRA or Roth IRA certificate, we may have to withhold tax, and we must report the transaction to the IRS. A Certificate cancellation could have an unfavorable tax impact.

You must also use our form to recharacterize Roth IRA Certificates as Regular IRAs and vice versa.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (REGULAR IRAS)

CONTRIBUTIONS TO REGULAR IRAS

Individuals may make three different types of contributions to purchase a Regular IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation;

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other Regular IRAs ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

LIMITS ON CONTRIBUTIONS


The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (Regular IRAs and Roth IRAs) for 2017, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Regular IRA. You have to stop making Regular IRA contributions for the taxable year in which you reach age 70 1/2 and any taxable year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your Regular IRA.

SPECIAL RULES FOR SPOUSES

If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the permissible amount of regular contributions to Regular IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of Regular IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's Regular and Roth IRAs. Each spouse owns his or her Regular IRAs and Roth IRAs even if contributions were funded by the other spouse. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a Regular IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS

The amount of regular contributions to a Regular IRA that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS


If you are not eligible to deduct part or all of the regular IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Regular IRA (or the nonworking spouse's Regular IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2017 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-701/2 catch-up contributions ($6,500 for 2017). See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfer of Funds Out of Regular IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Regular IRA in prior years and are receiving distributions from any Regular IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible regular IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Regular IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS

If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your Regular IRA contributions for a tax year.

ROLLOVER AND TRANSFER CONTRIBUTIONS TO REGULAR IRAS

Rollover contributions may be made to a Regular IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other Regular IRAs.

Direct transfer contributions may only be made directly from one Regular IRA to another. Any amount contributed to a Regular IRA after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS

Your plan administrator will tell you whether or not your distributions are eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA with special rules and restrictions under certain circumstances. This contract is not available for purchase by a non-spousal death beneficiary direct rollover.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a Regular IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your Regular IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:

..   a "required minimum distribution" after age 70 1/2 or retirement from service with the employer;

..   one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

..   one of a series of substantially equal periodic payments made for a specified period of 10 years or more;

..   a hardship withdrawal;

..   if you have contributed too much, a corrective distribution which fits specified technical tax rules;

..   a loan that is treated as a deemed distribution; and

..   a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A distribution of a death benefit to a beneficiary who is not your surviving spouse is treated as eligible to be rolled over only to a new inherited IRA for purposes of making post-death distributions.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for early distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a Regular IRA and subsequently take an early distribution.

Rollovers from an eligible retirement plan to a regular IRA are not subject to the "one-per-year limit" discussed later in this Section.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from the Regular IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of Regular IRAs." Also, after-tax funds in a Regular IRA cannot be rolled over from your Regular IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM REGULAR IRAS TO REGULAR IRAS; ONE-PER-YEAR LIMIT

You may roll over amounts from one Regular IRA to one or more of your other Regular IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's Regular IRA to one or more other Regular IRAs. Also, in some cases, Regular IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS

Excess contributions to Regular IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Regular IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   "regular contributions" to a Regular IRA made after you reach age 70 1/2;
    and

..   rollover contributions of amounts that are not eligible to be rolled over
    (for example, minimum distributions required to be made after age 70 1/2).

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publications 590-A and 590-B for details.

RECHARACTERIZATIONS

Amounts that have been contributed as Regular IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as Regular IRA funds. You do this by using the forms or documentation we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

You can withdraw any or all of your funds from a Regular IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS

Amounts distributed from Regular IRAs are not taxable until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also taxable.

Except as discussed below, the amount of any distribution from a Regular IRA must be included in your gross income as ordinary income. We report all payments from Regular IRA contracts on IRS Form 1099-R.

If you have ever made nondeductible IRA contributions to any Regular IRA (it does not have to be to this particular Regular IRA Certificate), those contributions are recovered tax-free when you get distributions from any Regular IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to Regular IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any Regular IRA, you compute the nontaxable portion of the distribution as follows:

..   divide (1) your total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax-free) by (2) the total account balances of all Regular IRAs you own at the end of the year plus all Regular IRA distributions made during the year;

..   multiply this amount by all distributions from the Regular IRA during the year.

A distribution from a Regular IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B;

..   the entire amount received is rolled over to another Regular IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from Eligible Retirement Plans other than Regular IRAs" under "Rollover and Transfer Contributions to Regular IRAs" above.)

The following are eligible to receive rollovers of distributions from a Regular
IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a Regular IRA cannot be rolled from your Regular IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a Regular IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a Regular IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax advisor.

IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY

Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70 1/2 or older. You can direct AXA Equitable to make a distribution directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return.

REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from Regular IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts. Currently we believe that these provisions would not apply to AXA Equitable 300+ Series certificates because of the type of benefits provided under the certificates. However, if you take annual withdrawals instead of annuitizing, please consult your tax advisor concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS

You must start taking annual distributions from your Regular IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION

The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year, the delayed one for the first year and the actual one for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions, "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your Regular IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your Regular IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

The IRS will let you figure out the account-based required minimum distribution for each Regular IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Regular IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Regular IRAs that you own.

ANNUITY-BASED METHOD. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

WHETHER YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR REGULAR IRAS AND OTHER RETIREMENT PLANS

You can choose a different method for each of your Regular IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR

The correct required minimum distribution amount for your Regular IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Regular IRAs and vice versa.

IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR

Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Regular IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Regular IRA that you own.

REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE

These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the Regular IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your Regular IRA into his/her own Regular IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ORIGINAL PARTICIPANT.

If you die before your Required Beginning Date and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ORIGINAL PARTICIPANT.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Regular IRA death benefits are taxed the same as Regular IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Regular IRA. You cannot use a Regular IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Regular IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Regular IRA made before you reach age 59 1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59 1/2 distributions made:

..   on or after your death;

..   because you are disabled (special federal income tax definition);

..   used to pay certain extraordinary medical expenses (special federal income tax definition);

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

..   used to pay certain first-time home buyer expenses (special federal income tax definition);

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to Regular IRAs, we will refer you to the same topic under "Regular IRAs."

The AXA Equitable 300+ Series Roth IRA Certificate is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   "regular" after-tax contributions out of earnings;

..   taxable "rollover" contributions from Regular IRAs or other eligible retirement plans ("conversion rollover" contributions);

..   tax-free rollover contributions from other Roth individual retirement arrangements, or designated Roth accounts under deferral contribution plans; or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (Regular IRAs and Roth IRAs) for 2017, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and Regular IRAs. See the discussion under "Special rules for spouses" above under Regular IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS

Same as Regular IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS

Roth IRA contributions are not tax-deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan. (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. Both can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original Roth IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a Regular IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the Regular IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a Regular IRA to another Regular IRA, a conversion rollover transaction from a Regular IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the Regular IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a Regular IRA, and you have ever made nondeductible regular contributions to any Regular IRA -- whether or not it is the Regular IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted above in this Section.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your Regular IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have recently issued Treasury Regulations addressing the valuation of annuity contracts funding Regular IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a Regular IRA to Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the Regular IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a Regular IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the Regular IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the Regular IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a Regular IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must provide us appropriate documentation and information we require.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

You can withdraw any or all of your funds from a Roth IRA at any time without restriction. You do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like Regular IRAs, taxable distributions from a Roth IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available in limited cases for certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from Roth IRAs; and

..   return of excess contributions or amounts recharacterized to a Regular IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older;

..   you die;

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Regular and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Non-qualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them) there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as Regular IRA under "REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as Regular IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Excess contributions to Roth IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Roth IRAs:

..   "regular" contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   rollover contributions of amounts that are not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as Regular IRA.

IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)


When an employer establishes a SEP for its employees, it can contribute to a Regular IRA certificate for each eligible employee. The employee may also contribute to that SEP certificate. A SEP-IRA Certificate is a form of Regular IRA Certificate, owned by the employee-participant and most of the rules applicable to Regular IRAs discussed above apply. A major difference is the amount of permissible contributions. For 2017, an employer can annually contribute an amount for an employee up to the lesser of $54,000 or 25% of compensation. This amount may be further adjusted for cost of living changes in future years. The employer must contribute for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. The employer does not have to contribute for employees who (1) earn less than $600, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.

Employers make their contributions under a written program that provides for
(1) withdrawals, (2) contributions under an allocation formula, and
(3) contributions that bear a uniform relationship to actual compensation, not greater than $270,000 in 2017. Contributions cannot discriminate in favor of highly compensated employees. An employer may integrate contributions to the SEP with Social Security. Call our toll-free number for assistance.


SIMPLE IRAS

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of Regular IRA owned by the employee. Generally, the rules applicable to Regular IRAs, discussed above, apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible tax-exempt entity employers may maintain EDC plans under Section 457 of the Code.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it appears in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who (1) received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and (2) are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)

The only permitted contributions to a SIMPLE IRA are (1) contributions under a salary reduction agreement entered into between the employer and the participating employee and (2) required employer contributions (employer matching contributions or employer nonelective contributions). Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $12,500 in 2017. This limit may further be adjusted for cost of living changes in future years.

If the plan permits, an individual at least age 50 at any time during 2017 can make up to $3,000 additional salary reduction contributions for 2017.


Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances, an employer may elect to make required employer contributions on an alternate basis. Employer matching contributions to a SIMPLE IRA for self-employed individuals are treated the same as matching contributions for employees. (They are not subject to the elective deferral limits.)

Direct transfer contributions from other SIMPLE IRAs, but not traditional IRAs or Roth IRAs, may also be made.

Rollover contributions from other SIMPLE IRAs may also be made. After 2015, rollover contributions from qualified plans, 403(b) plans, governmental employer Section 457(b) plans and traditional IRAs which are not SIMPLE IRAs may be rolled over to a SIMPLE IRA under certain circumstances. We anticipate that regulatory guidance will be necessary before we implement such rollovers into SIMPLE IRAs.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is an active participant in an employer plan and thus may not be able to deduct all or a portion of regular contributions to his/her own IRA.

As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below. The same 10% penalty on taxable early withdrawals that applies to Regular IRAs applies to SIMPLE IRAs, subject to the same exceptions for death, disability and attainment of age 59 1/2. For employees who have not participated in the employer's SIMPLE IRA for two full years, that penalty is 25%.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, to a Regular IRA or a Roth IRA (if under the conversion rollover rules discussed above). No rollovers from a SIMPLE IRA to any other type of IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. For such employees, any amounts withdrawn from a SIMPLE IRA are taxable and subject to a 25% additional tax penalty with the exceptions noted in the preceding paragraph.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We may be required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the Certificates made to residents. Generally, we will consider an election out of federal withholding to be an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number - 1-800-248-2138.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different marital status or number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS) WHICH ARE NOT ELIGIBLE ROLLOVER DISTRIBUTIONS

For a non-periodic distribution (total surrender or partial withdrawal), we withhold generally at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified Certificates, and to the payment amount in the case of Regular IRAs (and Roth IRAs, where it is reasonable to assume an amount is includible in gross income).

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.

MANDATORY WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS FROM TSAS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

..   any distributions that are "required minimum distributions" after age
    70 1/2 or retirement from service with the employer;

..   substantially equal periodic payments made at least annually for the life
    (or life expectancy) or the joint lives (or joint life expectancy) of the plan participant (and designated beneficiary);

..   substantially equal periodic payments made for a specified period of 10 years or more;

..   hardship withdrawals;

..   corrective distributions which fit specified technical tax rules;

..   a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; and

..   a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to a mandatory 20% withholding.

ERISA MATTERS


Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA, you need spousal consent to make a withdrawal or other distribution under the Certificate. In addition, unless you and your spouse elect otherwise, the retirement benefits payable under the plan or arrangement must be in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an annuity payable for your life, with a survivor annuity for the life of your spouse. The amount payable to your spouse must be at least one-half of the amount payable to you during your lifetime. In addition, your beneficiary must be your spouse, unless your spouse consents in writing to the designation of a different beneficiary.

ERISA requires plan fiduciaries to diversify plan investments and to select investments in a prudent manner. Compliance with the requirements of Section 404(c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for investment losses due to your investment decisions. Thus, in situations to which Section 404(c) and the related DOL regulation apply, you can make and you are responsible for the results of your own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the
Section 404(c) regulation is completely voluntary by the plan sponsor. The AXA Equitable 300+ Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable will not be responsible if a plan fails to meet the requirements of Section 404(c).


IMPACT OF TAXES TO AXA EQUITABLE

The Certificates provide that we may charge Separate Account No. 301 for taxes. We do not now, but may in the future set up reserves for such taxes.

THE GUARANTEED RATE ACCOUNTS

Amounts in a Guaranteed Rate Account ("GRA") are part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations.

GUARANTEED RATE ACCOUNTS

We no longer offer GRAs with new one-year and three-year guarantee periods each calendar quarter. As previously advised, on July 10, 2015, one-year and three-year GRAs were closed to contributions and transfers. Amounts in the one-year and three year GRAs remain invested until withdrawn, transferred or mature. Upon maturity, amounts are invested as per your GRA maturity allocation election on file. If your maturity allocation percentage included GRAs and you did not make an alternate election prior to July 10, 2015 that percentage was defaulted to the EQ/Money Market Portfolio. You can change that election at any time by completing and returning a GRA Maturity Allocation Form to the processing office.

WITHDRAWALS AND TRANSFERS

Amounts in the GRAs will be withdrawn or transferred on a last-in, first-out basis, unless you specify otherwise. As of July 10, 2015, we do not impose a charge on withdrawals or transfers prior to the maturity of a GRA guaranteed period.

CASH VALUE -- ACCOUNT BALANCE ILLUSTRATION

The following tables illustrate the account balance (which does not give effect to any withdrawal charge) and the cash value (which gives effect to the withdrawal charge) for contributions allocated to the GRAs.

TABLE I
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)

            -------------------------------------------------------
                            CASH VALUE          ACCOUNT BALANCE
            -------------------------------------------------------
            Attained     3%          6%         3%          6%
              Age      Minimum   Illustrated  Minimum   Illustrated
            Year End  Guarantee     Rate     Guarantee     Rate
            -------------------------------------------------------
              1       $   999.66 $   999.66  $   999.66 $ 1,029.33
            -------------------------------------------------------
              2         2,000.00   2,000.00    2,029.32   2,120.42
            -------------------------------------------------------
              3         3,000.00   3,047.59    3,089.86   3,276.98
            -------------------------------------------------------
              4         4,000.00   4,187.72    4,182.22   4,502.93
            -------------------------------------------------------
              5         5,000.00   5,396.26    5,307.36   5,802.44
            -------------------------------------------------------
              6         6,013.60   6,677.32    6,466.24   7,179.91
            -------------------------------------------------------
              7         7,123.70   8,035.23    7,659.89   8,640.04
            -------------------------------------------------------
              8         8,267.10   9,474.63    8,889.35  10,187.77
            -------------------------------------------------------
              9         9,444.80  11,000.38   10,155.70  11,828.37
            -------------------------------------------------------
              10       10,657.83  12,617.68   11,460.03  13,567.40
            -------------------------------------------------------
              11       11,907.25  14,332.03   12,803.50  15,410.78
            -------------------------------------------------------
              12       13,194.16  16,149.23   14,187.27  17,364.76
            -------------------------------------------------------
              13       14,519.67  18,075.46   15,612.55  19,435.98
            -------------------------------------------------------
              14       15,884.95  20,117.27   17,080.59  21,631.47
            -------------------------------------------------------
              15       17,291.19  22,281.58   18,592.68  23,958.69
            -------------------------------------------------------
              16       18,739.61  24,575.75   20,150.12  26,425.54
            -------------------------------------------------------
              17       20,231.49  27,007.58   21,754.29  29,040.40
            -------------------------------------------------------
              18       21,768.12  29,585.31   23,406.58  31,812.16
            -------------------------------------------------------
              19       23,350.85  32,317.70   25,108.44  34,750.22
            -------------------------------------------------------
              20       24,981.07  35,214.04   26,861.36  37,864.56
            -------------------------------------------------------
              21       26,660.19  38,284.17   28,666.87  41,165.77
            -------------------------------------------------------
              22       28,389.68  41,538.50   30,526.54  44,665.05
            -------------------------------------------------------
              23       30,171.06  44,988.08   32,442.00  48,374.28
            -------------------------------------------------------
              24       32,005.88  48,644.65   34,414.92  52,306.07
            -------------------------------------------------------
              25       33,895.74  52,520.60   36,447.04  56,473.77
            -------------------------------------------------------
              26       35,842.30  56,629.12   38,540.11  60,891.52
            -------------------------------------------------------
              27       37,847.26  60,984.14   40,695.98  65,574.34
            -------------------------------------------------------
              28       39,912.37  65,600.47   42,916.52  70,538.14
            -------------------------------------------------------
              29       42,039.43  70,493.77   45,203.68  75,799.76
            -------------------------------------------------------
              30       44,230.30  75,680.68   47,559.46  81,377.07
            -------------------------------------------------------

            -------------------------------------------------------
                            CASH VALUE          ACCOUNT BALANCE
            -------------------------------------------------------
            Attained     3%          6%         3%          6%
              Age      Minimum   Illustrated  Minimum   Illustrated
            Year End  Guarantee     Rate     Guarantee     Rate
            -------------------------------------------------------
              31       46,486.89  81,178.79   49,985.91  87,289.03
            -------------------------------------------------------
              32       48,811.19  87,006.80   52,485.15  93,555.70
            -------------------------------------------------------
              33       51,205.21  93,184.49   55,059.37 100,198.37
            -------------------------------------------------------
              34       53,671.06  99,732.83   57,710.81 107,239.61
            -------------------------------------------------------
              35       56,210.88 106,674.08   60,441.80 114,703.31
            -------------------------------------------------------
              36       58,826.89 114,031.80   63,254.72 122,614.84
            -------------------------------------------------------
              37       61,521.38 121,830.99   66,152.03 131,001.06
            -------------------------------------------------------
              38       64,296.71 130,098.12   69,136.25 139,890.45
            -------------------------------------------------------
              39       67,155.30 138,861.29   72,210.00 149,313.21
            -------------------------------------------------------
              40       70,099.65 148,150.24   75,375.97 159,301.34
            -------------------------------------------------------
              41       73,132.33 157,996.54   78,636.91 169,888.75
            -------------------------------------------------------
              42       76,255.99 168,433.61   81,995.68 181,111.41
            -------------------------------------------------------
              43       79,473.35 179,496.90   85,455.22 193,007.42
            -------------------------------------------------------
              44       82,787.24 191,224.00   89,018.54 205,617.20
            -------------------------------------------------------
              45       86,200.55 203,654.71   92,688.76 218,983.56
            -------------------------------------------------------
              46       89,716.25 216,831.28   96,469.09 233,151.91
            -------------------------------------------------------
              47       93,337.43 230,798.43  100,362.83 248,170.35
            -------------------------------------------------------
              48       97,067.24 245,603.61  104,373.38 264,089.91
            -------------------------------------------------------
              49      100,908.94 261,297.11  108,504.24 280,964.63
            -------------------------------------------------------
              50      104,865.90 277,932.21  112,759.03 298,851.84
            -------------------------------------------------------

TABLE II
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

             -----------------------------------------------------
                            CASH VALUE          ACCOUNT BALANCE
             -----------------------------------------------------
             Attained     3%         6%         3%         6%
               Age      Minimum  Illustrated  Minimum  Illustrated
             Year End  Guarantee    Rate     Guarantee    Rate
             -----------------------------------------------------
               1        $999.66   $1,000.00   $999.66   $1,029.33
             -----------------------------------------------------
               2         999.32    1,000.00    999.32    1,060.42
             -----------------------------------------------------
               3         998.96    1,016.84    998.96    1,093.38
             -----------------------------------------------------
               4         998.60    1,049.33    998.60    1,128.31
             -----------------------------------------------------
               5         998.22    1,083.77    998.22    1,165.34
             -----------------------------------------------------
               6         997.83    1,120.27    997.83    1,204.59
             -----------------------------------------------------
               7         997.43    1,158.96    997.43    1,246.20
             -----------------------------------------------------
               8         997.02    1,199.98    997.02    1,290.30
             -----------------------------------------------------
               9         996.60    1,243.46    996.60    1,337.05
             -----------------------------------------------------
               10        996.16    1,289.54    996.16    1,386.60
             -----------------------------------------------------
               11        995.71    1,338.39    995.71    1,439.13
             -----------------------------------------------------
               12        995.25    1,390.17    995.25    1,494.81
             -----------------------------------------------------
               13        994.77    1,445.06    994.77    1,553.83
             -----------------------------------------------------
               14        994.28    1,503.24    994.28    1,616.39
             -----------------------------------------------------
               15        993.77    1,564.92    993.77    1,682.70
             -----------------------------------------------------
               16        993.25    1,630.29    993.25    1,753.00
             -----------------------------------------------------
               17        992.71    1,699.58    992.71    1,827.51
             -----------------------------------------------------
               18        992.16    1,773.04    992.16    1,906.49
             -----------------------------------------------------
               19        991.59    1,850.90    991.59    1,990.21
             -----------------------------------------------------
               20        991.00    1,933.43    991.00    2,078.95
             -----------------------------------------------------
               21        990.39    2,020.91    990.39    2,173.02
             -----------------------------------------------------
               22        989.77    2,113.64    989.77    2,272.73
             -----------------------------------------------------
               23        989.13    2,211.94    989.13    2,378.43
             -----------------------------------------------------
               24        988.47    2,316.13    988.47    2,490.46
             -----------------------------------------------------
               25        987.79    2,426.57    987.79    2,609.22
             -----------------------------------------------------
               26        987.09    2,543.65    987.09    2,735.10
             -----------------------------------------------------
               27        986.36    2,667.74    986.36    2,868.54
             -----------------------------------------------------
               28        985.62    2,799.28    985.62    3,009.98
             -----------------------------------------------------
               29        984.85    2,938.72    984.85    3,159.91
             -----------------------------------------------------
               30        984.06    3,086.52    984.06    3,318.84
             -----------------------------------------------------
               31        983.25    3,243.19    983.25    3,487.30
             -----------------------------------------------------
               32        982.41    3,409.26    982.41    3,665.87
             -----------------------------------------------------
               33        981.55    3,585.29    981.55    3,855.15
             -----------------------------------------------------

             -----------------------------------------------------
                            CASH VALUE          ACCOUNT BALANCE
             -----------------------------------------------------
             Attained     3%         6%         3%         6%
               Age      Minimum  Illustrated  Minimum  Illustrated
             Year End  Guarantee    Rate     Guarantee    Rate
             -----------------------------------------------------
               34       980.66    3,771.88    980.66    4,055.79
             -----------------------------------------------------
               35       979.74    3,969.68    979.74    4,268.47
             -----------------------------------------------------
               36       978.80    4,179.34    978.80    4,493.91
             -----------------------------------------------------
               37       977.82    4,401.58    977.82    4,732.88
             -----------------------------------------------------
               38       976.82    4,637.15    976.82    4,986.18
             -----------------------------------------------------
               39       975.79    4,886.85    975.79    5,254.68
             -----------------------------------------------------
               40       974.73    5,151.54    974.73    5,539.29
             -----------------------------------------------------
               41       973.64    5,432.11    973.64    5,840.98
             -----------------------------------------------------
               42       972.51    5,729.52    972.51    6,160.77
             -----------------------------------------------------
               43       971.35    6,044.77    971.35    6,499.75
             -----------------------------------------------------
               44       970.16    6,378.93    970.16    6,859.07
             -----------------------------------------------------
               45       968.93    6,733.15    968.93    7,239.94
             -----------------------------------------------------
               46       967.66    7,108.61    967.66    7,643.67
             -----------------------------------------------------
               47       966.35    7,506.61    966.35    8,071.62
             -----------------------------------------------------
               48       965.01    7,928.48    965.01    8,525.25
             -----------------------------------------------------
               49       963.63    8,375.67    963.63    9,006.10
             -----------------------------------------------------
               50       962.20    8,849.69    962.20    9,515.79
             -----------------------------------------------------

HOW WE DETERMINE UNIT VALUES

Unit values for the Funds are determined at the end of each Business Day.

The unit value of any Fund for any Business Day is equal to the unit value for the preceding business day multiplied by the "net investment factor" for that Fund on that Business Day.

A net investment factor for each Fund is determined every Business Day as follows:

..   First, we take the value of the shares held by the Fund in the corresponding Portfolio of the Trusts, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.

..   Then, we divide this amount by the value of the amounts in the Fund at the close of business on the preceding Business Day (after giving effect to any amounts allocated or withdrawn for that day).

..   Finally, we subtract any daily charge for fees or expenses payable by the
    Fund.

ILLUSTRATION OF CHANGES IN UNIT VALUES

Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the unit value would be greater than the value for the previous period.

For example, assume that at the close of trading on a Monday, the value of a Fund's assets is $2,500,000, and the unit value is $10. If on the next Business Day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the unit value for that day would be calculated as follows:

-----------------------------------------------------------------
1.  Unit value for Monday                              $       10
2.  Value of assets at close of business on Monday     $2,500,000
3.  Excess of investment income and realized and
    unrealized capital gains over realized and
    unrealized losses                                  $    7,500
4.  Daily accrual for expenses (administration
    charges and certain expenses borne directly by
    the Funds) charged to the Investment Fund          $       50
5.  Value of assets, less charge for expenses, at
    close of business day On Tuesday,
    ((2) + (3) - (4))                                  $2,507,450
6.  Net investment factor ((5) divided by (2))            1.00298
7.  Unit value for Tuesday ((1) x (6))                 $  10.0298
-----------------------------------------------------------------

If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the unit value for Tuesday would have been $9.9698.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no custodian for the shares of the Trusts owned by Separate Account No. 301.


The financial statements of the Separate Account at December 31, 2016 and for each of the two years in the period ended December 31, 2016, and the consolidated financial statements of AXA Equitable at December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

You should consider the financial statements of AXA Equitable included herein only as bearing upon the ability of AXA Equitable to meet its obligations under the certificates. The financial statements begin on page FSA-1.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2016............  FSA-3
   Statements of Operations for the Year Ended December 31, 2016......  FSA-8
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2016 and 2015....................................... FSA-11
   Notes to Financial Statements...................................... FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2016 and 2015............    F-2
   Consolidated Statements of Earnings (Loss), Years Ended
     December 31, 2016, 2015 and 2014.................................    F-3
   Consolidated Statements of Comprehensive Income (Loss), Years
     Ended December 31, 2016, 2015 and 2014...........................    F-4
   Consolidated Statements of Equity, Years Ended December 31, 2016,
     2015 and 2014....................................................    F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2016, 2015 and 2014..............................................    F-6
   Notes to Consolidated Financial Statements.........................    F-8

                                 FSA-1  #324894

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Account No. 301 of AXA Equitable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Investment Options constituting Separate Account No. 301 of AXA Equitable Life Insurance Company ("AXA Equitable"), indicated in Note 1, as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2017

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

                                                        AXA INTERNATIONAL AXA LARGE CAP  AXA LARGE CAP
                                                          VALUE MANAGED   GROWTH MANAGED VALUE MANAGED AXA MODERATE
                                                           VOLATILITY*     VOLATILITY*    VOLATILITY*  ALLOCATION*
                                                        ----------------- -------------- ------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $859,581        $3,304,109    $7,423,287   $24,119,676
Receivable for shares of the Portfolios sold...........           76               124           414         3,983
Receivable for policy-related transactions.............           --                --        44,467            --
                                                            --------        ----------    ----------   -----------
   Total assets........................................      859,657         3,304,233     7,468,168    24,123,659
                                                            --------        ----------    ----------   -----------

LIABILITIES:
Payable for policy-related transactions................           76               124            --         3,973
Accrued expenses.......................................          535             1,594         3,895        20,092
                                                            --------        ----------    ----------   -----------
   Total liabilities...................................          611             1,718         3,895        24,065
                                                            --------        ----------    ----------   -----------
NET ASSETS.............................................     $859,046        $3,302,515    $7,464,273   $24,099,594
                                                            ========        ==========    ==========   ===========

NET ASSETS:
Accumulation unit values...............................     $858,926        $3,301,277    $7,461,782   $24,092,234
Retained by AXA Equitable in Separate Account No. 301..          120             1,238         2,491         7,360
                                                            --------        ----------    ----------   -----------
TOTAL NET ASSETS.......................................     $859,046        $3,302,515    $7,464,273   $24,099,594
                                                            ========        ==========    ==========   ===========

Investments in shares of the Portfolios, at cost.......     $868,682        $2,547,447    $5,086,097   $26,190,056

                                                        CHARTER/SM/ MULTI- CHARTER/SM/ SMALL
                                                          SECTOR BOND*       CAP VALUE*
                                                        ----------------   ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,268,130        $3,546,555
Receivable for shares of the Portfolios sold...........            96               125
Receivable for policy-related transactions.............            --                --
                                                           ----------        ----------
   Total assets........................................     1,268,226         3,546,680
                                                           ----------        ----------

LIABILITIES:
Payable for policy-related transactions................            96               125
Accrued expenses.......................................           729             1,929
                                                           ----------        ----------
   Total liabilities...................................           825             2,054
                                                           ----------        ----------
NET ASSETS.............................................    $1,267,401        $3,544,626
                                                           ==========        ==========

NET ASSETS:
Accumulation unit values...............................    $1,267,326        $3,543,700
Retained by AXA Equitable in Separate Account No. 301..            75               926
                                                           ----------        ----------
TOTAL NET ASSETS.......................................    $1,267,401        $3,544,626
                                                           ==========        ==========

Investments in shares of the Portfolios, at cost.......    $1,394,205        $3,002,024

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                        EQ/CAPITAL
                                                         GUARDIAN  EQ/COMMON STOCK EQ/EQUITY 500 EQ/INTERMEDIATE
                                                        RESEARCH*      INDEX*         INDEX*     GOVERNMENT BOND*
                                                        ---------- --------------- ------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,811,903   $42,697,762    $10,035,763     $4,235,404
Receivable for shares of the Portfolios sold...........         --         2,202            142            500
Receivable for policy-related transactions.............         10            --             --             --
                                                        ----------   -----------    -----------     ----------
   Total assets........................................  1,811,913    42,699,964     10,035,905      4,235,904
                                                        ----------   -----------    -----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         10            --             --             --
Payable for policy-related transactions................         --         2,202            142            500
Accrued expenses.......................................        800        22,386          4,866          2,527
                                                        ----------   -----------    -----------     ----------
   Total liabilities...................................        810        24,588          5,008          3,027
                                                        ----------   -----------    -----------     ----------
NET ASSETS............................................. $1,811,103   $42,675,376    $10,030,897     $4,232,877
                                                        ==========   ===========    ===========     ==========

NET ASSETS:
Accumulation unit values............................... $1,810,577   $42,660,088    $10,027,760     $4,232,798
Retained by AXA Equitable in Separate Account No. 301..        526        15,288          3,137             79
                                                        ----------   -----------    -----------     ----------
TOTAL NET ASSETS....................................... $1,811,103   $42,675,376    $10,030,897     $4,232,877
                                                        ==========   ===========    ===========     ==========

Investments in shares of the Portfolios, at cost....... $1,467,993   $26,745,670    $ 7,301,523     $4,213,091

                                                        EQ/INTERNATIONAL
                                                         EQUITY INDEX*   EQ/MONEY MARKET*
                                                        ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $3,754,771      $21,945,279
Receivable for shares of the Portfolios sold...........           105           32,465
Receivable for policy-related transactions.............            --               --
                                                           ----------      -----------
   Total assets........................................     3,754,876       21,977,744
                                                           ----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               --
Payable for policy-related transactions................           105           32,465
Accrued expenses.......................................         2,107           12,363
                                                           ----------      -----------
   Total liabilities...................................         2,212           44,828
                                                           ----------      -----------
NET ASSETS.............................................    $3,752,664      $21,932,916
                                                           ==========      ===========

NET ASSETS:
Accumulation unit values...............................    $3,752,082      $21,932,791
Retained by AXA Equitable in Separate Account No. 301..           582              125
                                                           ----------      -----------
TOTAL NET ASSETS.......................................    $3,752,664      $21,932,916
                                                           ==========      ===========

Investments in shares of the Portfolios, at cost.......    $3,920,491      $21,945,428

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                           MULTIMANAGER    MULTIMANAGER
                                                        AGGRESSIVE EQUITY* TECHNOLOGY*
                                                        ------------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $4,382,882      $3,491,685
Receivable for shares of the Portfolios sold...........            225              93
                                                            ----------      ----------
   Total assets........................................      4,383,107       3,491,778
                                                            ----------      ----------

LIABILITIES:
Payable for policy-related transactions................            225              93
Accrued expenses.......................................          2,232           1,625
                                                            ----------      ----------
   Total liabilities...................................          2,457           1,718
                                                            ----------      ----------
NET ASSETS.............................................     $4,380,650      $3,490,060
                                                            ==========      ==========

NET ASSETS:
Accumulation unit values...............................     $4,378,962      $3,488,534
Retained by AXA Equitable in Separate Account No. 301..          1,688           1,526
                                                            ----------      ----------
TOTAL NET ASSETS.......................................     $4,380,650      $3,490,060
                                                            ==========      ==========

Investments in shares of the Portfolios, at cost.......     $2,728,000      $3,005,232

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                     SHARE CLASS** PORTFOLIO SHARES HELD
                                                   --------------- ---------------------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY........        B                 74,468

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........        B                121,626

AXA LARGE CAP VALUE MANAGED VOLATILITY............        A                438,111

AXA MODERATE ALLOCATION...........................        A              1,775,123

CHARTER/SM/ MULTI-SECTOR BOND.....................        A                334,713

CHARTER/SM/ SMALL CAP VALUE.......................        B                216,509

EQ/CAPITAL GUARDIAN RESEARCH......................        B                 79,887

EQ/COMMON STOCK INDEX.............................        A              1,499,593

EQ/EQUITY 500 INDEX...............................        B                270,378

EQ/INTERMEDIATE GOVERNMENT BOND...................        A                413,886

EQ/INTERNATIONAL EQUITY INDEX.....................        A                448,700

EQ/MONEY MARKET...................................        A             21,934,303

MULTIMANAGER AGGRESSIVE EQUITY....................        A                 92,825

MULTIMANAGER TECHNOLOGY...........................        B                172,803

-----------
The accompanying notes are an integral part of these financial statements.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2016

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                                    UNITS
                                                             CONTRACT                            OUTSTANDING
                                                             CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                                             -------- --------------- ---------- -----------

AXA INTERNATIONAL VALUE MANAGED VOLATILITY..................  0.41%          B         $ 15.39        56

AXA LARGE CAP GROWTH MANAGED VOLATILITY.....................  0.41%          B         $ 22.63       146

AXA LARGE CAP VALUE MANAGED VOLATILITY......................  0.41%          A         $ 12.83       582

AXA MODERATE ALLOCATION+....................................  0.41%          A         $159.54       151

CHARTER/SM/ MULTI-SECTOR BOND+..............................  0.41%          A         $ 37.52        34

CHARTER/SM/ SMALL CAP VALUE.................................  0.41%          B         $ 26.73       133

EQ/CAPITAL GUARDIAN RESEARCH................................  0.41%          B         $ 16.85       107

EQ/COMMON STOCK INDEX+......................................  0.41%          A         $346.37       123

EQ/EQUITY 500 INDEX.........................................  0.41%          B         $ 17.46       574

EQ/INTERMEDIATE GOVERNMENT BOND+............................  0.41%          A         $ 79.77        53

EQ/INTERNATIONAL EQUITY INDEX+..............................  0.41%          A         $ 20.04       187

EQ/MONEY MARKET+............................................  0.41%          A         $ 36.63       599

MULTIMANAGER AGGRESSIVE EQUITY+.............................  0.41%          A         $ 66.35        66

MULTIMANAGER TECHNOLOGY.....................................  0.41%          B         $ 28.18       124

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the estimated annual rate of charges applicable to unit values and includes charges related to administrative charges and estimated other operating expenses related to the Variable Investment Options. See Note 7 to the financial statements for the actual expense ratios applicable to the units. The charge is subject to change.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
+ This Variable Investment Option is subject to a maximum expense limitation (See Note 6).

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                       AXA INTERNATIONAL AXA LARGE CAP  AXA LARGE CAP
                                                                         VALUE MANAGED   GROWTH MANAGED VALUE MANAGED
                                                                          VOLATILITY*     VOLATILITY*    VOLATILITY*
                                                                       ----------------- -------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $  4,071        $  18,308      $117,646
  Expenses:
   Asset-based charges and direct operating expenses..................        4,065           12,319        28,345
   Less: Reduction for expense limitation.............................           --               --            --
                                                                           --------        ---------      --------
   Net Expenses.......................................................        4,065           12,319        28,345
                                                                           --------        ---------      --------

NET INVESTMENT INCOME (LOSS)..........................................            6            5,989        89,301
                                                                           --------        ---------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      (42,242)         218,591       581,388
   Net realized gain distribution from the Portfolios.................           --          110,486            --
                                                                           --------        ---------      --------
  Net realized gain (loss) on investments.............................      (42,242)         329,077       581,388
                                                                           --------        ---------      --------

  Net change in unrealized appreciation (depreciation) of investments.       59,897         (178,083)      320,784
                                                                           --------        ---------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       17,655          150,994       902,172
                                                                           --------        ---------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 17,661        $ 156,983      $991,473
                                                                           ========        =========      ========

                                                                       AXA MODERATE CHARTER/SM/ MULTI- CHARTER/SM/ SMALL
                                                                       ALLOCATION*    SECTOR BOND*       CAP VALUE*
                                                                       ------------ ----------------   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $  216,026      $25,673           $ 42,485
  Expenses:
   Asset-based charges and direct operating expenses..................     101,335        4,864             12,619
   Less: Reduction for expense limitation.............................      (1,607)          --                 --
                                                                        ----------      -------           --------
   Net Expenses.......................................................      99,728        4,864             12,619
                                                                        ----------      -------           --------

NET INVESTMENT INCOME (LOSS)..........................................     116,298       20,809             29,866
                                                                        ----------      -------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    (357,222)      (7,256)           136,014
   Net realized gain distribution from the Portfolios.................     764,836           --                 --
                                                                        ----------      -------           --------
  Net realized gain (loss) on investments.............................     407,614       (7,256)           136,014
                                                                        ----------      -------           --------

  Net change in unrealized appreciation (depreciation) of investments.     734,965       15,715            558,403
                                                                        ----------      -------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   1,142,579        8,459            694,417
                                                                        ----------      -------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $1,258,877      $29,268           $724,283
                                                                        ==========      =======           ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                       EQ/CAPITAL
                                                                        GUARDIAN  EQ/COMMON STOCK EQ/EQUITY 500 EQ/INTERMEDIATE
                                                                       RESEARCH*      INDEX*         INDEX*     GOVERNMENT BOND*
                                                                       ---------- --------------- ------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $ 15,442    $  625,661     $  154,848       $ 29,234
  Expenses:
   Asset-based charges and direct operating expenses..................     6,815       161,209         37,837         16,993
                                                                        --------    ----------     ----------       --------

NET INVESTMENT INCOME (LOSS)..........................................     8,627       464,452        117,011         12,241
                                                                        --------    ----------     ----------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    96,593     1,600,218        563,942          7,473
   Net realized gain distribution from the Portfolios.................        --            --        122,956          7,688
                                                                        --------    ----------     ----------       --------
  Net realized gain (loss) on investments.............................    96,593     1,600,218        686,898         15,161
                                                                        --------    ----------     ----------       --------

  Net change in unrealized appreciation (depreciation) of investments.    25,228     2,328,749        204,198        (27,102)
                                                                        --------    ----------     ----------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   121,821     3,928,967        891,096        (11,941)
                                                                        --------    ----------     ----------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $130,448    $4,393,419     $1,008,107       $    300
                                                                        ========    ==========     ==========       ========

                                                                       EQ/INTERNATIONAL
                                                                        EQUITY INDEX*   EQ/MONEY MARKET*
                                                                       ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $100,816         $    111
  Expenses:
   Asset-based charges and direct operating expenses..................       15,318           87,223
                                                                           --------         --------

NET INVESTMENT INCOME (LOSS)..........................................       85,498          (87,112)
                                                                           --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................        3,271             (160)
   Net realized gain distribution from the Portfolios.................           --               22
                                                                           --------         --------
  Net realized gain (loss) on investments.............................        3,271             (138)
                                                                           --------         --------

  Net change in unrealized appreciation (depreciation) of investments.      (20,486)             136
                                                                           --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      (17,215)              (2)
                                                                           --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 68,283         $(87,114)
                                                                           ========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                MULTIMANAGER    MULTIMANAGER
                                                             AGGRESSIVE EQUITY* TECHNOLOGY*
                                                             ------------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios............................      $ 23,245        $    229
 Expenses:
   Asset-based charges and direct operating expenses........        17,487          13,085
                                                                  --------        --------

NET INVESTMENT INCOME (LOSS)................................         5,758         (12,856)
                                                                  --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments..................       171,501         142,011
   Net realized gain distribution from the Portfolios.......            --         173,672
                                                                  --------        --------
 Net realized gain (loss) on investments....................       171,501         315,683
                                                                  --------        --------

 Net change in unrealized appreciation (depreciation) of
   investments..............................................       (41,342)        (28,097)
                                                                  --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......       130,159         287,586
                                                                  --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................      $135,917        $274,730
                                                                  ========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                                AXA INTERNATIONAL         AXA LARGE CAP
                                                                  VALUE MANAGED          GROWTH MANAGED
                                                                   VOLATILITY*             VOLATILITY*
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $        6  $   (3,634) $    5,989  $   (3,740)
 Net realized gain (loss) on investments....................    (42,242)     (7,649)    329,077     373,173
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     59,897     (31,546)   (178,083)   (253,166)
                                                             ----------  ----------  ----------  ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................     17,661     (42,829)    156,983     116,267
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     49,905      69,555     316,117     114,844
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   (150,105)    (75,331)    (26,213)     92,872
 Redemptions for contract benefits and terminations.........   (222,150)    (80,546)   (317,983)   (321,793)
 Contract maintenance charges...............................       (393)       (320)       (864)       (480)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (322,743)    (86,642)    (28,943)   (114,557)
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (305,082)   (129,471)    128,040       1,710
NET ASSETS -- BEGINNING OF YEAR.............................  1,164,128   1,293,599   3,174,475   3,172,765
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR................................... $  859,046  $1,164,128  $3,302,515  $3,174,475
                                                             ==========  ==========  ==========  ==========

                                                                  AXA LARGE CAP
                                                                  VALUE MANAGED
                                                                   VOLATILITY*
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   89,301  $   88,763
 Net realized gain (loss) on investments....................    581,388     229,179
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    320,784    (647,304)
                                                             ----------  ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................    991,473    (329,362)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    183,785     239,149
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     58,571     (99,281)
 Redemptions for contract benefits and terminations.........   (870,067)   (673,748)
 Contract maintenance charges...............................     (1,706)       (461)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (629,417)   (534,341)
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    362,056    (863,703)
NET ASSETS -- BEGINNING OF YEAR.............................  7,102,217   7,965,920
                                                             ----------  ----------

NET ASSETS -- END OF YEAR................................... $7,464,273  $7,102,217
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                                   AXA MODERATE          CHARTER/SM/ MULTI-
                                                                    ALLOCATION*             SECTOR BOND*
                                                             ------------------------  ----------------------
                                                                 2016         2015        2016        2015
                                                             -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   116,298  $   102,335  $   20,809  $   13,861
 Net realized gain (loss) on investments....................     407,614      798,358      (7,256)    (16,232)
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     734,965   (1,206,942)     15,715      (9,237)
                                                             -----------  -----------  ----------  ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................   1,258,877     (306,249)     29,268     (11,608)
                                                             -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     312,040      277,690      56,883      78,562
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (831,016)    (668,466)     96,153     (41,014)
 Redemptions for contract benefits and terminations.........  (2,464,926)  (2,423,866)    (74,565)    (98,041)
 Contract maintenance charges...............................      (5,070)      (4,688)       (555)       (556)
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................  (2,988,972)  (2,819,330)     77,916     (61,049)
                                                             -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 301.................................      10,386        6,214          --          --
                                                             -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................  (1,719,709)  (3,119,365)    107,184     (72,657)
NET ASSETS -- BEGINNING OF YEAR.............................  25,819,303   28,938,668   1,160,217   1,232,874
                                                             -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR................................... $24,099,594  $25,819,303  $1,267,401  $1,160,217
                                                             ===========  ===========  ==========  ==========

                                                                CHARTER/SM/ SMALL
                                                                   CAP VALUE*
                                                             ----------------------
                                                                2016        2015
                                                             ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   29,866  $    4,004
 Net realized gain (loss) on investments....................    136,014     257,733
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    558,403    (765,523)
                                                             ----------  ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................    724,283    (503,786)
                                                             ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................    150,844     417,692
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (20,871)   (170,702)
 Redemptions for contract benefits and terminations.........   (476,346)   (387,767)
 Contract maintenance charges...............................       (798)       (548)
                                                             ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (347,171)   (141,325)
                                                             ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 301.................................       (999)         --
                                                             ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    376,113    (645,111)
NET ASSETS -- BEGINNING OF YEAR.............................  3,168,513   3,813,624
                                                             ----------  ----------

NET ASSETS -- END OF YEAR................................... $3,544,626  $3,168,513
                                                             ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                                   EQ/CAPITAL
                                                                    GUARDIAN              EQ/COMMON STOCK
                                                                    RESEARCH*                 INDEX*
                                                             ----------------------  ------------------------
                                                                2016        2015         2016         2015
                                                             ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $    8,627  $    3,536  $   464,452  $   406,699
 Net realized gain (loss) on investments....................     96,593     108,481    1,600,218    1,904,129
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     25,228     (88,018)   2,328,749   (2,405,124)
                                                             ----------  ----------  -----------  -----------
 Net increase (decrease) in net assets resulting from
   operations...............................................    130,448      23,999    4,393,419      (94,296)
                                                             ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     58,570     314,000    1,725,346      266,029
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     60,652      (9,431)    (158,393)    (636,318)
 Redemptions for contract benefits and terminations.........   (186,073)    (67,791)  (3,990,373)  (3,463,464)
 Contract maintenance charges...............................       (334)        (74)      (6,888)       3,567
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    (67,185)    236,704   (2,430,308)  (3,830,186)
                                                             ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 301.................................         --          --       (4,085)        (918)
                                                             ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................     63,263     260,703    1,959,026   (3,925,400)
NET ASSETS -- BEGINNING OF YEAR.............................  1,747,840   1,487,137   40,716,350   44,641,750
                                                             ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR................................... $1,811,103  $1,747,840  $42,675,376  $40,716,350
                                                             ==========  ==========  ===========  ===========

                                                                   EQ/EQUITY 500
                                                                      INDEX*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   117,011  $   109,386
 Net realized gain (loss) on investments....................     686,898      972,502
 Net change in unrealized appreciation (depreciation) of
   investments..............................................     204,198   (1,009,066)
                                                             -----------  -----------
 Net increase (decrease) in net assets resulting from
   operations...............................................   1,008,107       72,822
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................     491,805      321,450
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................     359,295     (301,996)
 Redemptions for contract benefits and terminations.........    (793,444)    (874,190)
 Contract maintenance charges...............................      (2,065)        (830)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................      55,591     (855,566)
                                                             -----------  -----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 301.................................          --           --
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   1,063,698     (782,744)
NET ASSETS -- BEGINNING OF YEAR.............................   8,967,199    9,749,943
                                                             -----------  -----------

NET ASSETS -- END OF YEAR................................... $10,030,897  $ 8,967,199
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                                 EQ/INTERMEDIATE        EQ/INTERNATIONAL
                                                                GOVERNMENT BOND*          EQUITY INDEX*
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   12,241  $    7,935  $   85,498  $   85,754
 Net realized gain (loss) on investments....................     15,161      11,513       3,271     105,982
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (27,102)    (20,820)    (20,486)   (296,625)
                                                             ----------  ----------  ----------  ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................        300      (1,372)     68,283    (104,889)
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS
 Payments received from contractowners......................     73,285     368,512     137,931     408,833
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    433,851      17,586    (151,036)    (57,746)
 Redemptions for contract benefits and terminations.........   (256,137)   (241,809)   (424,593)   (197,498)
 Contract maintenance charges...............................     (1,216)     (1,213)       (848)       (321)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................    249,783     143,076    (438,546)    153,268
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................    250,083     141,704    (370,263)     48,379
NET ASSETS -- BEGINNING OF YEAR.............................  3,982,794   3,841,090   4,122,927   4,074,548
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR................................... $4,232,877  $3,982,794  $3,752,664  $4,122,927
                                                             ==========  ==========  ==========  ==========

                                                                 EQ/MONEY MARKET*
                                                             ------------------------
                                                                 2016         2015
                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   (87,112) $   (72,632)
 Net realized gain (loss) on investments....................        (138)          69
 Net change in unrealized appreciation (depreciation) of
   investments..............................................         136         (275)
                                                             -----------  -----------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (87,114)     (72,838)
                                                             -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS
 Payments received from contractowners......................   1,630,138    1,800,823
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................   6,969,367    4,396,859
 Redemptions for contract benefits and terminations.........  (4,147,024)  (5,435,153)
 Contract maintenance charges...............................     (10,580)     (12,169)
                                                             -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   4,441,901      750,360
                                                             -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   4,354,787      677,522
NET ASSETS -- BEGINNING OF YEAR.............................  17,578,129   16,900,607
                                                             -----------  -----------

NET ASSETS -- END OF YEAR................................... $21,932,916  $17,578,129
                                                             ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

                                                                  MULTIMANAGER            MULTIMANAGER
                                                               AGGRESSIVE EQUITY*          TECHNOLOGY*
                                                             ----------------------  ----------------------
                                                                2016        2015        2016        2015
                                                             ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $    5,758  $  (11,038) $  (12,856) $  (13,053)
 Net realized gain (loss) on investments....................    171,501     128,809     315,683     461,659
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (41,342)     38,181     (28,097)   (261,194)
                                                             ----------  ----------  ----------  ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................    135,917     155,952     274,730     187,412
                                                             ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS
 Payments received from contractowners......................    102,031     123,448     123,435     139,315
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    (13,340)     39,600      85,041     (67,659)
 Redemptions for contract benefits and terminations.........   (371,368)   (174,274)   (281,031)   (140,097)
 Contract maintenance charges...............................     (1,317)       (887)       (774)       (177)
                                                             ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions..............................   (283,994)    (12,113)    (73,329)    (68,618)
                                                             ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.......................   (148,077)    143,839     201,401     118,794
NET ASSETS -- BEGINNING OF YEAR.............................  4,528,727   4,384,888   3,288,659   3,169,865
                                                             ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR................................... $4,380,650  $4,528,727  $3,490,060  $3,288,659
                                                             ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

The change in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

                                                                       2016                        2015
                                                            --------------------------  --------------------------
                                                             UNITS   UNITS      NET      UNITS   UNITS      NET
                                                            ISSUED  REDEEMED  INCREASE  ISSUED  REDEEMED  INCREASE
                                              SHARE CLASS** (000'S) (000'S)  (DECREASE) (000'S) (000'S)  (DECREASE)
                                            --------------- ------- -------- ---------- ------- -------- ----------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.        B           48      (68)     (20)       14      (19)      (5)

AXA LARGE CAP GROWTH MANAGED VOLATILITY....        B           19      (20)      (1)       12      (18)      (6)

AXA LARGE CAP VALUE MANAGED VOLATILITY.....        A           34      (88)     (54)       35      (81)     (46)

AXA MODERATE ALLOCATION....................        A           10      (29)     (19)        5      (23)     (18)

CHARTER/SM/ MULTI-SECTOR BOND..............        A            4       (2)       2         3       (4)      (1)

CHARTER/SM/ SMALL CAP VALUE................        B            9      (24)     (15)       29      (35)      (6)

EQ/CAPITAL GUARDIAN RESEARCH...............        B           10      (15)      (5)       30      (15)      15

EQ/COMMON STOCK INDEX......................        A            5      (13)      (8)        4      (16)     (12)

EQ/EQUITY 500 INDEX........................        B           59      (54)       5        58     (110)     (52)

EQ/INTERMEDIATE GOVERNMENT BOND............        A            6      (3 )       3         5       (3)       2

EQ/INTERNATIONAL EQUITY INDEX..............        A           12      (34)     (22)       40      (33)       7

EQ/MONEY MARKET............................        A          369     (248)     121       239     (219)      20

MULTIMANAGER AGGRESSIVE EQUITY.............        A            2       (6)      (4)        4       (5)      (1)

MULTIMANAGER TECHNOLOGY....................        B           11      (14)      (3)       16      (18)      (2)

-----------
The accompanying notes are an integral part of these financial statements. **Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 301 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AXA Premier VIP Trust ("VIP") or EQ Advisors Trust ("EQAT") (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the Variable Investment Options listed below. The Account presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the years ended December 31, 2016 and 2015:

  AXA PREMIER VIP TRUST*                  EQ ADVISORS TRUST*
..   AXA Moderate Allocation             .   AXA International Value Managed
..   Charter/SM/ Multi-Sector Bond           Volatility
..   Charter/SM/ Small Cap Value         .   AXA Large Cap Growth Managed
                                            Volatility
                                        .   AXA Large Cap Value Managed
                                            Volatility
                                        .   EQ/Capital Guardian Research
                                        .   EQ/Common Stock Index
                                        .   EQ/Equity 500 Index
                                        .   EQ/Intermediate Government Bond
                                        .   EQ/International Equity Index
                                        .   EQ/Money Market
                                        .   Multimanager Aggressive Equity
                                        .   Multimanager Technology

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   The Account is used to fund benefits under certain group annuity contracts and certificates ("Contracts") in connection with individual retirement annuities and tax-sheltered annuity arrangements.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed rate account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed rate account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed rate account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed rate account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1 and level 2 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2016 were as follows:

                                             PURCHASES    SALES
                                            ----------- ----------
AXA International Value Managed Volatility. $   714,477 $1,037,452
AXA Large Cap Growth Managed Volatility....     544,970    457,819
AXA Large Cap Value Managed Volatility.....     519,372  1,105,296
AXA Moderate Allocation....................   2,594,920  4,696,144
Charter/SM/ Multi-Sector Bond..............     183,408     84,798
Charter/SM/ Small Cap Value................     247,480    566,212
EQ/Capital Guardian Research...............     182,541    241,279
EQ/Common Stock Index......................   2,381,902  4,358,234
EQ/Equity 500 Index........................   1,232,527    937,755
EQ/Intermediate Government Bond............     542,516    273,224
EQ/International Equity Index..............     331,625    685,393
EQ/Money Market............................  13,557,869  9,203,144
Multimanager Aggressive Equity.............     181,131    459,960
Multimanager Technology....................     462,468    375,305

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

5. Expenses and Related Party Transactions (Concluded)

   Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.32% to a high of 1.45% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein"), serves as an investment advisor for the EQ/Common Stock Index and EQ/Equity 500 Index,
   EQ/International Equity Index as well as a portion of AXA Large Cap Value Managed Volatility , and Multimanager Aggressive Equity. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors is the distributor and principal underwriter of the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   AXA Equitable serves as the transfer agent for the Trusts.

6. Asset-based Charges and Contractowner Charges

   The following charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. The charges are reflected as "Asset-based Charges" in the Statement of Operations:

   . Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Variable Investment Option.

   . Direct operating expenses are paid to cover expenses attributable to the operations of each Variable Investment Option. Direct operating expenses include charges for auditing, printing and mailing expenses.

   Under the Contracts, AXA Equitable reimburses the AXA Moderate Allocation, EQ/Common Stock Index, EQ/Intermediate Government Bond, and EQ/Money Market Variable Investment Options for the excess of the aggregate expense charges of each Variable Investment Option (including investment advisory fees and certain other Trust expenses attributable to assets of each Variable Investment Option invested in a Portfolio of the Trust and the asset-based charges of the Variable Investment Option, as described above) which during any calendar year exceed 1.50% of the average daily net assets for AXA Moderate Allocation, EQ/Common Stock Index, and EQ/Intermediate Government Bond, and 1.00% for EQ/Money Market. In addition, AXA Equitable voluntarily reimburses EQ/International Equity Index, Multimanager Aggressive Equity, and Charter/SM/ Multi-Sector Bond for aggregate expenses charges (as described above) in excess of 1.50% of each Variable Investment Option's average daily net assets. The voluntary expense limitation may be discontinued by AXA Equitable at its discretion. The above expense reimbursement is disclosed in the Statements of Operations as Reduction for expense limitation.

   If the annual amount of management fees applicable to the EQ/Intermediate Government Bond Index Portfolio and the EQ/Money Market Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, AXA Equitable will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. AXA Equitable has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time. Any such reimbursements are reflected in the net unit value of the Variable Investment Option and are included in the Statements of Operations as a Reduction for expense limitation.

   A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin. Participant's unit balances are reduced and proceeds are credited to AXA Equitable in payment of the participant's service charge which will not exceed $30 per year.

   The following are deducted at the time of transaction from the amounts being transacted. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

   SEP and SIMPLE enrollment -- $25 fee upon enrollment collected either from the employer, or deducted from the first contribution.

   Annuity administrative charge -- if an annuity option is elected, a $350 charge is deducted from the amount used to purchase the annuity. This charge may be higher depending on the annuity purchase rate.

   Taxes -- a charge of 0.00% to 1.00% may be imposed and deducted from the amount applied to provide an annuity payout option.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Concluded)


   Withdrawal charge (where applicable) -- 7% charge, not to exceed interest earned, on amounts withdrawn or transferred from Guaranteed Rate Account before the account's maturity. There are exceptions to withdrawal charge. Charge deducted at time of transfer. As of July 10, 2015, this is no longer imposed.

7. Financial Highlights

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (including administrative charges and direct operating expenses) exclude the effect of expenses of the Portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                   YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------
                                                          2016     2015      2014      2013      2012
                                                        -------  -------   -------   -------   -------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
Unit value, end of year................................ $ 15.39  $ 15.33   $ 15.90   $ 17.20   $ 14.47
Accumulation Unit Value (000's)........................ $   859  $ 1,164   $ 1,294   $ 1,531   $ 1,133
Number of units outstanding, end of year (000's).......      56       76        81        89        78
Expense Ratio*.........................................    0.40%    0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    0.40%    0.10%     1.58%     1.20%     1.84%
Total Return***........................................    0.39%   (3.58)%   (7.56)%   18.87%    16.98%
AXA LARGE CAP GROWTH MANAGED VOLATILITY
Unit value, end of year................................ $ 22.63  $ 21.54   $ 20.78   $ 18.79   $ 13.94
Accumulation Unit Value (000's)........................ $ 3,301  $ 3,174   $ 3,172   $ 2,954   $ 2,268
Number of units outstanding, end of year (000's).......     146      147       153       157       163
Expense Ratio*.........................................    0.40%    0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    0.59%    0.29%     0.20%     0.17%     0.58%
Total Return***........................................    5.06%    3.66%    10.59%    34.79%    13.24%
AXA LARGE CAP VALUE MANAGED VOLATILITY
Unit value, end of year................................ $ 12.83  $ 11.17   $ 11.68   $ 10.45   $  7.92
Accumulation Unit Value (000's)........................ $ 7,462  $ 7,100   $ 7,964   $ 7,986   $ 5,867
Number of units outstanding, end of year (000's).......     582      636       682       764       740
Expense Ratio*.........................................    0.40%    0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    1.64%    1.57%     1.32%     1.10%     1.51%
Total Return***........................................   14.86%   (4.37)%   11.77%    31.94%    15.28%
AXA MODERATE ALLOCATION
Unit value, end of year................................ $159.54  $151.99   $153.96   $150.02   $133.11
Accumulation Unit Value (000's)........................ $24,092  $25,819   $28,937   $31,264   $29,460
Number of units outstanding, end of year (000's).......     151      170       188       208       221
Expense Ratio*.........................................    0.40%    0.41%     0.40%     0.36%     0.41%
Investment Income Ratio**..............................    0.84%    0.80%     1.04%     1.57%     0.78%
Total Return***........................................    4.97%   (1.28)%    2.63%    12.70%     8.36%
CHARTER/SM/ MULTI-SECTOR BOND
Unit value, end of year................................ $ 37.52  $ 36.60   $ 36.98   $ 36.27   $ 36.79
Accumulation Unit Value (000's)........................ $ 1,267  $ 1,160   $ 1,233   $ 1,337   $ 1,435
Number of units outstanding, end of year (000's).......      34       32        33        37        39
Expense Ratio*.........................................    0.40%    0.40%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    2.09%    1.57%     2.51%     3.48%     2.21%
Total Return***........................................    2.51%   (1.03)%    1.96%    (1.41)%    4.90%
CHARTER/SM/ SMALL CAP VALUE
Unit value, end of year................................ $ 26.73  $ 21.43   $ 24.77   $ 26.21   $ 18.45
Accumulation Unit Value (000's)........................ $ 3,544  $ 3,168   $ 3,812   $ 4,442   $ 3,264
Number of units outstanding, end of year (000's).......     133      148       154       169       177
Expense Ratio*.........................................    0.40%    0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    1.33%    0.52%     0.17%     0.56%     0.61%
Total Return***........................................   24.73%  (13.48)%   (5.49)%   42.06%    16.33%

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------
                                                          2016      2015      2014      2013      2012
                                                        -------   -------   -------   -------   -------
EQ/CAPITAL GUARDIAN RESEARCH
Unit value, end of year................................ $ 16.85   $ 15.60   $ 15.37   $ 13.96   $ 10.64
Accumulation Unit Value (000's)........................ $ 1,811   $ 1,748   $ 1,487   $ 1,351   $   854
Number of units outstanding, end of year (000's).......     107       112        97        97        80
Expense Ratio*.........................................    0.40%     0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    0.90%     0.61%     0.70%     1.55%     0.94%
Total Return***........................................    8.01%     1.50%    10.10%    31.20%    16.92%
EQ/COMMON STOCK INDEX
Unit value, end of year................................ $346.37   $311.35   $312.79   $280.27   $212.49
Accumulation Unit Value (000's)........................ $42,660   $40,705   $44,630   $45,508   $37,518
Number of units outstanding, end of year (000's).......     123       131       143       162       177
Expense Ratio*.........................................    0.40%     0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    1.54%     1.34%     1.19%     1.29%     1.55%
Total Return***........................................   11.25%    (0.46)%   11.60%    31.90%    15.12%
EQ/EQUITY 500 INDEX
Unit value, end of year................................ $ 17.46   $ 15.76   $ 15.70   $ 13.95   $ 10.65
Accumulation Unit Value (000's)........................ $10,028   $ 8,966   $ 9,749   $ 8,928   $ 6,885
Number of units outstanding, end of year (000's).......     574       569       621       640       646
Expense Ratio*.........................................    0.40%     0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    1.62%     1.59%     1.39%     1.49%     1.70%
Total Return***........................................   10.79%     0.38%    12.54%    30.99%    14.64%
EQ/INTERMEDIATE GOVERNMENT BOND
Unit value, end of year................................ $ 79.77   $ 79.72   $ 79.71   $ 78.82   $ 80.49
Accumulation Unit Value (000's)........................ $ 4,233   $ 3,983   $ 3,841   $ 4,325   $ 4,784
Number of units outstanding, end of year (000's).......      53        50        48        55        59
Expense Ratio*.........................................    0.40%     0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    0.68%     0.60%     0.37%     0.21%     0.23%
Total Return***........................................    0.06%     0.01%     1.13%    (2.07)%    0.58%
EQ/INTERNATIONAL EQUITY INDEX
Unit value, end of year................................ $ 20.04   $ 19.68   $ 20.20   $ 21.78   $ 18.01
Accumulation Unit Value (000's)........................ $ 3,752   $ 4,123   $ 4,074   $ 5,153   $ 4,067
Number of units outstanding, end of year (000's).......     187       209       202       237       226
Expense Ratio*.........................................    0.40%     0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    2.61%     2.39%     3.00%     2.26%     3.05%
Total Return***........................................    1.83%    (2.57)%   (7.25)%   20.93%    15.82%
EQ/MONEY MARKET
Unit value, end of year................................ $ 36.63   $ 36.77   $ 36.92   $ 37.07   $ 37.23
Accumulation Unit Value (000's)........................ $21,933   $17,578   $16,900   $17,419   $17,802
Number of units outstanding, end of year (000's).......     599       478       458       470       478
Expense Ratio*.........................................    0.40%     0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    0.00%     0.00%     0.00%     0.00%     0.00%
Total Return***........................................   (0.38)%   (0.41)%   (0.40)%   (0.43)%   (0.43)%
MULTIMANAGER AGGRESSIVE EQUITY
Unit value, end of year................................ $ 66.35   $ 64.40   $ 62.18   $ 56.41   $ 41.30
Accumulation Unit Value (000's)........................ $ 4,379   $ 4,527   $ 4,384   $ 4,073   $ 3,133
Number of units outstanding, end of year (000's).......      66        70        71        72        76
Expense Ratio*.........................................    0.40%     0.41%     0.41%     0.43%     0.43%
Investment Income Ratio**..............................    0.53%     0.16%     0.10%     0.12%     0.25%
Total Return***........................................    3.03%     3.57%    10.23%    36.59%    13.77%

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2016

7. Financial Highlights (Concluded)

                                                               YEARS ENDED DECEMBER 31,
                                                        --------------------------------------
                                                         2016    2015    2014    2013    2012
                                                        ------  ------  ------  ------  ------
MULTIMANAGER TECHNOLOGY
Unit value, end of year................................ $28.18  $25.97  $24.53  $21.69  $16.07
Accumulation Unit Value (000's)........................ $3,489  $3,288  $3,169  $2,788  $2,178
Number of units outstanding, end of year (000's).......    124     127     129     129     136
Expense Ratio*.........................................   0.40%   0.41%   0.41%   0.43%   0.43%
Investment Income Ratio**..............................   0.01%   0.00%   0.00%   0.00%   0.00%
Total Return***........................................   8.51%   5.87%  13.09%  34.97%  13.01%

   ----------
  * This ratio is shown net of reimbursements and waivers and does not include the expenses of the Portfolios.
  ** This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premiums and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

8. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2016 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-23

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm........................................  F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2016 and 2015......................................  F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31, 2016, 2015 and 2014.....  F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2016, 2015
   and 2014....................................................................................  F-4
  Consolidated Statements of Equity, Years Ended December 31, 2016, 2015 and 2014..............  F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2016, 2015 and 2014..........  F-6
  Notes to Consolidated Financial Statements
   Note 1 -- Organization......................................................................  F-8
   Note 2 -- Significant Accounting Policies...................................................  F-8
   Note 3 -- Investments....................................................................... F-23
   Note 4 -- Goodwill and Other Intangible Assets.............................................. F-42
   Note 5 -- Closed Block...................................................................... F-43
   Note 6 -- Contractholder Bonus Interest Credits and Deferred Acquisition Cost............... F-44
   Note 7 -- Fair Value Disclosures............................................................ F-44
   Note 8 -- GMDB, GMIB, GIB, GWBL and Other Features and No Lapse Guarantee Features.......... F-56
   Note 9 -- Reinsurance Agreements............................................................ F-59
   Note 10 -- Short-Term Debt.................................................................. F-61
   Note 11 -- Related Party Transactions....................................................... F-61
   Note 12 -- Employee Benefit Plans........................................................... F-63
   Note 13 -- Share-Based and Other Compensation Programs...................................... F-67
   Note 14 -- Income Taxes..................................................................... F-73
   Note 15 -- Accumulated Other Comprehensive Income (Loss).................................... F-75
   Note 16 -- Commitments and Contingent Liabilities........................................... F-76
   Note 17 -- Litigation....................................................................... F-78
   Note 18 -- Insurance Group Statutory Financial Information.................................. F-79
   Note 19 -- Business Segment Information..................................................... F-80
   Note 20 -- Quarterly Results of Operations (Unaudited)...................................... F-81

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), comprehensive income (loss), equity and cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2016 and December 31, 2015, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 24, 2017

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015

                                                                2016       2015
                                                             ---------- ----------
                                                                 (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value
   (amortized cost of $32,123 and $31,201).................. $   32,570 $   31,893
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $6).................................      9,757      7,171
  Policy loans..............................................      3,361      3,393
  Other equity investments..................................      1,408      1,477
  Trading securities, at fair value.........................      9,134      6,805
  Other invested assets.....................................      2,186      1,788
                                                             ---------- ----------
   Total investments........................................     58,416     52,527
Cash and cash equivalents...................................      2,950      3,028
Cash and securities segregated, at fair value...............        946        565
Broker-dealer related receivables...........................      2,100      1,971
Securities purchased under agreements to resell.............         --         79
Deferred policy acquisition costs...........................      4,301      4,469
Goodwill and other intangible assets, net...................      3,741      3,733
Amounts due from reinsurers.................................      4,635      4,466
Loans to affiliates.........................................        703      1,087
Guaranteed minimum income benefit reinsurance asset, at
  fair value................................................     10,309     10,570
Other assets................................................      4,260      4,634
Separate Accounts' assets...................................    111,403    107,497
                                                             ---------- ----------

TOTAL ASSETS................................................ $  203,764 $  194,626
                                                             ========== ==========

LIABILITIES
Policyholders' account balances............................. $   38,782 $   33,033
Future policy benefits and other policyholders liabilities..     25,358     24,531
Broker-dealer related payables..............................        484        404
Securities sold under agreements to repurchase..............      1,996      1,890
Customers related payables..................................      2,360      1,715
Amounts due to reinsurers...................................        125        131
Short-term debt.............................................        513        584
Current and deferred income taxes...........................      3,816      4,647
Other liabilities...........................................      2,108      2,586
Separate Accounts' liabilities..............................    111,403    107,497
                                                             ---------- ----------
   Total liabilities........................................    186,945    177,018
                                                             ---------- ----------
Redeemable Noncontrolling Interest.......................... $      403 $       13
                                                             ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11,
12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding....................... $        2 $        2
  Capital in excess of par value............................      5,339      5,321
  Retained earnings.........................................      7,983      8,958
  Accumulated other comprehensive income (loss).............          7        228
                                                             ---------- ----------
   Total AXA Equitable's equity.............................     13,331     14,509
                                                             ---------- ----------
Noncontrolling interest.....................................      3,085      3,086
                                                             ---------- ----------
   Total equity.............................................     16,416     17,595
                                                             ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST
  AND EQUITY................................................ $  203,764 $  194,626
                                                             ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                   2016      2015      2014
                                                                                 --------  --------  --------
                                                                                         (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income.................... $  3,423  $  3,208  $  3,115
Premiums........................................................................      880       854       874
Net investment income (loss):
  Investment income (loss) from derivative instruments..........................     (462)      (81)    1,605
  Other investment income (loss)................................................    2,318     2,057     2,210
                                                                                 --------  --------  --------
   Total net investment income (loss)...........................................    1,856     1,976     3,815
                                                                                 --------  --------  --------
Investment gains (losses), net:
  Total other-than-temporary impairment losses..................................      (65)      (41)      (72)
  Portion of loss recognized in other comprehensive income (loss)...............       --        --        --
                                                                                 --------  --------  --------
   Net impairment losses recognized.............................................      (65)      (41)      (72)
  Other investment gains (losses), net..........................................       81        21        14
                                                                                 --------  --------  --------
     Total investment gains (losses), net.......................................       16       (20)      (58)
                                                                                 --------  --------  --------
Commissions, fees and other income..............................................    3,791     3,942     3,930
Increase (decrease) in the fair value of the reinsurance contract asset.........     (261)     (141)    3,964
                                                                                 --------  --------  --------
     Total revenues.............................................................    9,705     9,819    15,640
                                                                                 --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.........................................................    2,893     2,799     3,708
Interest credited to policyholders' account balances............................    1,555       978     1,186
Compensation and benefits.......................................................    1,723     1,783     1,739
Commissions.....................................................................    1,095     1,111     1,147
Distribution related payments...................................................      372       394       413
Interest expense................................................................       16        20        53
Amortization of deferred policy acquisition costs, net..........................      162      (331)     (413)
Other operating costs and expenses..............................................    1,458     1,415     1,692
                                                                                 --------  --------  --------
     Total benefits and other deductions........................................    9,274     8,169     9,525
                                                                                 --------  --------  --------
Earnings (loss) from operations, before income taxes............................      431     1,650     6,115
Income tax (expense) benefit....................................................      113      (186)   (1,695)
                                                                                 --------  --------  --------

Net earnings (loss).............................................................      544     1,464     4,420
  Less: net (earnings) loss attributable to the noncontrolling interest.........     (469)     (403)     (387)
                                                                                 --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable............................... $     75  $  1,061  $  4,033
                                                                                 ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                   2016     2015      2014
                                                                                 -------  --------  --------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................................................. $   544  $  1,464  $  4,420
                                                                                 -------  --------  --------

Other comprehensive income (loss) net of income taxes:
   Foreign currency translation adjustment......................................     (18)      (25)      (21)
   Change in unrealized gains (losses), net of reclassification adjustment......    (217)     (881)      969
   Changes in defined benefit plan related items not yet recognized in periodic
     benefit cost, net of reclassification adjustment...........................      (3)       (4)      (23)
                                                                                 -------  --------  --------
Total other comprehensive income (loss), net of income taxes....................    (238)     (910)      925
                                                                                 -------  --------  --------

Comprehensive income (loss).....................................................     306       554     5,345

  Less: Comprehensive (income) loss attributable to noncontrolling interest.....    (452)     (388)     (358)
                                                                                 -------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable....................... $  (146) $    166  $  4,987
                                                                                 =======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                    2016       2015       2014
                                                                                 ---------  ---------  ---------
                                                                                          (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end of year......................... $       2  $       2  $       2
                                                                                 ---------  ---------  ---------

  Capital in excess of par value, beginning of year.............................     5,321      5,957      5,934
  Deferred tax on dividend of AB Units..........................................        --        (35)       (26)
  Non cash capital contribution from AXA Financial (See Note 12)................        --        137         --
  Transfer of unrecognized net actuarial loss of the AXA Equitable Qualified
   Pension Plan to AXA Financial (see Note 15)..................................        --       (772)        --
  Changes in capital in excess of par value.....................................        18         34         49
                                                                                 ---------  ---------  ---------
  Capital in excess of par value, end of year...................................     5,339      5,321      5,957
                                                                                 ---------  ---------  ---------

  Retained earnings, beginning of year..........................................     8,958      8,809      5,205
  Net earnings (loss)...........................................................        75      1,061      4,033
  Shareholder dividends.........................................................    (1,050)      (912)      (429)
                                                                                 ---------  ---------  ---------
  Retained earnings, end of year................................................     7,983      8,958      8,809
                                                                                 ---------  ---------  ---------

  Accumulated other comprehensive income (loss), beginning of year..............       228        351       (603)
  Transfer of unrecognized net actuarial loss of the AXA Equitable Qualified
   Pension Plan to AXA Financial (see Note 15)..................................        --        772         --
  Other comprehensive income (loss).............................................      (221)      (895)       954
                                                                                 ---------  ---------  ---------
  Accumulated other comprehensive income (loss), end of year....................         7        228        351
                                                                                 ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................................    13,331     14,509     15,119
                                                                                 ---------  ---------  ---------

  Noncontrolling interest, beginning of year....................................     3,086      2,989      2,903
  Repurchase of AB Holding units................................................      (168)      (154)       (62)
  Net earnings (loss) attributable to noncontrolling interest...................       464        403        387
  Dividends paid to noncontrolling interest.....................................      (384)      (414)      (401)
  Dividend of AB Units by AXA Equitable to AXA Financial........................        --        145         48
  Other comprehensive income (loss) attributable to noncontrolling interest.....       (17)       (15)       (29)
  Other changes in noncontrolling interest......................................       104        132        143
                                                                                 ---------  ---------  ---------

     Noncontrolling interest, end of year.......................................     3,085      3,086      2,989
                                                                                 ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR....................................................... $  16,416  $  17,595  $  18,108
                                                                                 =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                                                     2016       2015       2014
                                                                                  ---------  ---------  ---------
                                                                                           (IN MILLIONS)
Net earnings (loss).............................................................. $     544  $   1,464  $   4,420
  Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
   Interest credited to policyholders' account balances..........................     1,555        978      1,186
   Universal life and investment-type product policy fee income..................    (3,423)    (3,208)    (3,115)
   (Increase) decrease in the fair value of the reinsurance contract asset.......       261        141     (3,964)
   (Income) loss related to derivative instruments...............................       462         81     (1,605)
   Investment (gains) losses, net................................................       (16)        20         58
   Realized and unrealized (gains) losses on trading securities..................        41         43        (22)
   Non-cash long term incentive compensation expense.............................       152        172        171
   Amortization of deferred sales commission.....................................        41         49         42
   Other depreciation and amortization...........................................       (98)       (18)        44
   Amortization of deferred cost of reinsurance asset............................       159         39        302
   Amortization of other intangibles.............................................        29         28         27

   Changes in:
     Net broker-dealer and customer related receivables/payables.................       608        (38)      (525)
     Reinsurance recoverable.....................................................      (534)      (916)      (488)
     Segregated cash and securities, net.........................................      (381)       (89)       505
     Deferred policy acquisition costs...........................................       162       (331)      (413)
     Future policy benefits......................................................       783        934      1,647
     Current and deferred income taxes...........................................      (771)       258      1,448
     Accounts payable and accrued expenses.......................................       (66)        38       (259)
   Other, net....................................................................        31        111        (98)
                                                                                  ---------  ---------  ---------
  Net cash provided by (used in) operating activities............................ $    (461) $    (244) $    (639)
                                                                                  ---------  ---------  ---------

Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale.......................................... $   7,154  $   4,368  $   3,157
   Mortgage loans on real estate.................................................       676        609        652
   Trading account securities....................................................     6,271     10,768      6,099
   Other.........................................................................        32        134         99
  Payment for the purchase/origination of:
   Fixed maturities, available for sale..........................................    (7,873)    (4,701)    (5,184)
   Mortgage loans on real estate.................................................    (3,261)    (1,311)    (1,432)
   Trading account securities....................................................    (8,691)   (12,501)    (7,014)
   Other.........................................................................      (250)      (132)      (135)
  Cash settlements related to derivative instruments.............................       102        529        999
  Decrease in loans to affiliates................................................       384         --         --
  Change in short-term investments...............................................      (205)      (363)        (5)
  Investment in capitalized software, leasehold improvements and EDP equipment...       (85)       (71)       (83)
  Purchase of business, net of cash acquired.....................................       (21)        --        (61)
  Other, net.....................................................................       409        203        157
                                                                                  ---------  ---------  ---------

Net cash provided by (used in) investing activities.............................. $  (5,358) $  (2,468) $  (2,751)
                                                                                  ---------  ---------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                                                     2016       2015       2014
                                                                                  ---------  ---------  ---------
                                                                                           (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits...................................................................... $   9,342  $   5,757  $   6,011
   Withdrawals...................................................................    (2,874)    (2,861)    (2,867)
   Transfer (to) from Separate Accounts..........................................     1,606      1,045        815
  Change in short-term financings................................................       (69)        95        221
  Change in collateralized pledged assets........................................      (677)        (2)       (12)
  Change in collateralized pledged liabilities...................................       125       (270)       430
  (Decrease) increase in overdrafts payable......................................       (85)        --         --
  Repayment of Loans from Affiliates.............................................        --         --       (825)
  Repayment of long term debt....................................................        --       (200)        --
  Shareholder dividends paid.....................................................    (1,050)      (767)      (382)
  Repurchase of AB Holding units.................................................      (236)      (214)       (90)
  Redemptions of non-controlling interests of consolidated VIEs, net.............      (137)        --         --
  Distribution to noncontrolling interest in consolidated subsidiaries...........      (385)      (414)      (401)
  Increase (decrease) in Securities sold under agreement to repurchase...........       104        939        950
  (Increase) decrease in securities purchased under agreement to resell..........        79        (79)        --
  Other, net.....................................................................         8          5         (7)
                                                                                  ---------  ---------  ---------

Net cash provided by (used in) financing activities..............................     5,751      3,034      3,843
                                                                                  ---------  ---------  ---------

Effect of exchange rate changes on cash and cash equivalents.....................       (10)       (10)       (20)
Change in cash and cash equivalents..............................................       (78)       312        433
Cash and cash equivalents, beginning of year.....................................     3,028      2,716      2,283
                                                                                  ---------  ---------  ---------

Cash and Cash Equivalents, End of Year........................................... $   2,950  $   3,028  $   2,716
                                                                                  =========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................................................. $      11  $      19  $      72
                                                                                  =========  =========  =========
  Income Taxes (Refunded) Paid................................................... $     613  $     (80) $     272
                                                                                  =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable annuity products, employee benefit products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   At December 31, 2016 and 2015, the Company's economic interest in AB was 29.0% and 28.6%, respectively. At December 31, 2016 and 2015, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 63.7% and 62.8%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2016", "2015" and "2014" refer to the years ended December 31, 2016, 2015 and 2014, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016 with no significant impact to the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this new standard beginning January 1, 2016, having elected not to early-adopt in previous interim periods, and applied the guidance using a modified retrospective approach, thereby not requiring the restatement of prior year periods. The Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management segment that were not consolidated in accordance with previous guidance. See Consolidation of VIEs below.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy was intended to eliminate the diversity in practice with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy is now the observability of the inputs. The amendment was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance was effective for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance was effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2014, the FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment. The revised guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The revised guidance will be applied prospectively, and is effective for fiscal year ending December 31, 2020. Early adoption is permitted for fiscal periods beginning after January 1, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016, with early adoption permitted. Adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investments had been held. The amendment is effective for interim and annual periods beginning after December 15, 2016 and should be applied prospectively upon their effective date to increases in the level of ownership interest or degree of influence that result in the adoption of the equity method. The amendment is not expected to have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The amendment is effective for interim and annual periods beginning after December 15, 2016. The provisions will be applied using various transition approaches (prospective, retrospective and modified retrospective). Management is currently evaluating the impact that the adoption of this standard will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for interim and annual periods, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA

   Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees (including former employees) and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2016 and 2015, the carrying value of COLI was $892 million and $864 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2016 and 2015, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $34 million and $72 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions.
   Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2016, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.67% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.67% net of product weighted average Separate Account fees) and 0.0% (-2.33% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2016, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The Company also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.3%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), AXA Equitable has access to collateralized borrowings. AXA Equitable may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with GMDB and GMIB features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs DAC will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2016, participating policies, including those in the Closed Block, represent approximately 5.0% ($17,491 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of earnings (loss). For 2016, 2015 and 2014, investment results of such Separate Accounts were gains (losses) of $8,222 million, $1,148 million and $5,959 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Advisory and Administrative Services Revenues and Related Expenses

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Commissions, fees and other income in the Consolidated statements of earnings (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of earnings (loss).

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2016 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2016. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   Income Taxes

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2016, the Insurance segment's General Account held approximately $1,209 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Insurance segment is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests and/or other financial arrangements, if any, the Insurance segment was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $157,986 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,209 million and approximately $697 million of unfunded commitments at December 31, 2016. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   As a result of adopting the new guidance, the Company identified for consolidation under the VIE model three investment funds sponsored by AB. In addition, the Company identified as a VIE an AB private equity fund previously consolidated at December 31, 2015 under the VOE model. The assets of these consolidated VIEs are presented within other invested assets and cash and cash equivalents and liabilities of these consolidated VIEs are presented within other liabilities on the face of the Company's consolidated balance sheet at December 31, 2016; ownership interests not held by the Company relating to these consolidated VIEs are presented either as redeemable or non-redeemable non-controlling interest, as appropriate.

   In 2016, subsequent to the initial adoption of the VIEs guidance, AB consolidated six additional investment funds that were classified as VIEs in which AB obtained a controlling financial interest due to its investment in those funds and deconsolidated a VIE of which AB no longer was the primary beneficiary due to the redemption of its seed money from the fund. At the time of adoption of the new consolidation guidance, AXA financial consolidated total assets of $265 million, total liabilities of $14 million and redeemable non-controlling interest of $251 million in the consolidated balance sheet. As of December 31, 2016 AXA financial consolidated
   $933 million of assets, liabilities of $293 million and redeemable non-controlling interest of $392 million associated with the consolidation of VIEs.

   As of December 31, 2016, the net assets of investment products sponsored by AB that are non-consolidated VIEs are approximately $43,700 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $13 million at December 31, 2016. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain VISL products as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields.

   The net impact of these model changes and assumption updates in 2016 decreased policyholders' benefits by $77 million, increased the amortization of DAC by $289 million, increased Universal life and investment-type product policy fee income by $22 million, decreased Earnings from continuing operations before income taxes by $189 million and decreased Net earnings by approximately $123 million. Included in these balances are out-of-period adjustments ("OOPA's") which decreased Earnings from continuing operations before income taxes by $49 million in 2016.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase that previously had been anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Earnings from continuing operations before income taxes and Net earnings, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, a decrease in the GMDB/GMIB reserves of $637 million and a decrease in the amortization of DAC of $17 million. In 2015, this assumption update decreased Earnings from continuing operations before income taxes and Net earnings by approximately $92 million and $60 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $723 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $67 million. In 2015, this assumption update decreased Earnings from continuing operations before income taxes and Net earnings by approximately $685 million and $445 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the GMIB reserves of $65 million and a decrease in the amortization of DAC of $13 million. In 2015, this assumption update increased Earnings from continuing operations before income taxes and Net earnings by approximately $164 million and $107 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million and a decrease in the GMIB reserves of $55 million. In 2015, this assumption update decreased Earnings from continuing operations before income taxes and Net earnings by approximately $208 million and $135 million, respectively.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million and an increase in the GMIB reserves of $16 million. In 2014, this assumption update increased Earnings from continuing operations before income taxes and Net earnings by approximately $46 million and $30 million, respectively.

   In addition, in 2014, the Company made a change in the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these changes in 2014 were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively. In 2014, these changes increased Earnings from continuing operations before income taxes and Net earnings by approximately $473 million and $307 million, respectively.

   Out of Period Adjustments

   In 2016, the Company recorded several out-of-period adjustments ("OOPA's") in its financial statements, primarily related to errors in the models used to calculate policyholders' benefit reserves for certain VISL products . These OOPA's resulted in a decrease of $4 million in total revenues and increased total benefits and other deductions by $40 million in 2016.

   Additionally, in 2016, the Company recorded an income tax expense as an OOPA, related to the settlement of inter-company balances between AB and its foreign subsidiaries, which created deemed dividends under Section 956 of the U.S. Internal Revenue Code of 1986, as amended. As a result, the Company has been understating its income tax provision and income tax liability since 2010. As a result of the deemed dividend adjustment discussed above, the accumulated undistributed earnings permanently invested outside the U.S. will decrease significantly as of December 31, 2016. This OOPA resulted in an increase of $38 million in income tax expense and decreased Earnings attributable to noncontrolling interest by $27 million in 2016, respectively.

   In 2016, total OOPA's including those discussed above, decreased Earnings from operations, before income tax by $44 million and Net earnings by $67 million, respectively.

   In 2016, the Company identified an error in the presentation of Universal life and investment-type product policy fee income and Premiums on the consolidated statements of earnings for the years ended December 31, 2015 and 2014. The Company has revised the previously reported balances by decreasing Universal life and investment-type product policy fee income and increasing Premiums by $366 million and $360 million in 2015 and 2014, respectively, to improve the consistency and comparability with the current period presentation. The errors did not impact Total Revenues or Earnings
   (loss) from operations, before income taxes, or Net earnings (loss) and were not considered material to previously issued financial statements.

   In 2015, the Company recorded several OOPAs in its financial statements, primarily related to errors in the models used to calculate the initial fee liability amortization, affiliated ceded reserves and deferred cost of reinsurance for certain of its VISL products. In addition, the Company recorded an OOPA in 2015 related to an error in the model used to calculate the deferred cost of reinsurance with an un-affiliated reinsurer related to the reinsurance of the Company's business. These OOPAs resulted in a decrease of $112 in total revenues, a $51 million decrease in total benefits and other deductions, a $61 million decrease in earnings (loss) from operations, before income taxes and a $40 million decrease in net earnings.

   In 2014, the Company recorded several OOPAs in its financial statements primarily related to updates in the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an OOPA related to an understatement of the dividend of AB Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AB Unit dividend over the recorded value. The net impact of the corrections to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively.

   Management has evaluated the impact of all OOPAs both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements, or to the periods in which they were corrected.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS        GROSS
                                              AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                                COST       GAINS       LOSSES     FAIR VALUE IN AOCI/(3)/
                                              ---------- ---------- ------------- ---------- -----------
                                                                    (IN MILLIONS)
DECEMBER 31, 2016
-----------------
Fixed Maturity Securities:
  Public corporate........................... $   12,418 $      675     $      81 $   13,012    $     --
  Private corporate..........................      6,880        215            55      7,040          --
  U.S. Treasury, government and agency.......     10,739        221           624     10,336          --
  States and political subdivisions..........        432         63             2        493          --
  Foreign governments........................        375         29            14        390          --
  Commercial mortgage-backed.................        415         28            72        371           7
  Residential mortgage-backed/(1)/...........        294         20            --        314          --
  Asset-backed/(2)/..........................         51         10             1         60           3
  Redeemable preferred stock.................        519         45            10        554          --
                                              ---------- ----------     --------- ----------    --------
   Total Fixed Maturities....................     32,123      1,306           859     32,570          10

Equity securities............................        113         --            --        113          --
                                              ---------- ----------     --------- ----------    --------

Total at December 31, 2016................... $   32,236 $    1,306     $     859 $   32,683    $     10
                                              ========== ==========     ========= ==========    ========

December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $   12,890 $      688     $     202 $   13,376    $     --
  Private corporate..........................      6,818        232           124      6,926          --
  U.S. Treasury, government and agency.......      8,800        280           305      8,775          --
  States and political subdivisions..........        437         68             1        504          --
  Foreign governments........................        397         36            18        415          --
  Commercial mortgage-backed.................        591         29            87        533           9
  Residential mortgage-backed/(1)/...........        608         32            --        640          --
  Asset-backed/(2)/..........................         68         10             1         77           3
  Redeemable preferred stock.................        592         57             2        647          --
                                              ---------- ----------     --------- ----------    --------
   Total Fixed Maturities....................     31,201      1,432           740     31,893          12

Equity securities............................         34         --             2         32          --
                                              ---------- ----------     --------- ----------    --------

Total at December 31, 2015................... $   31,235 $    1,432     $     742 $   31,925    $     12
                                              ========== ==========     ========= ==========    ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2016 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2016

                                               AMORTIZED
                                                 COST     FAIR VALUE
                                              ----------- -----------
                                                   (IN MILLIONS)
Due in one year or less...................... $     1,537 $     1,549
Due in years two through five................       7,736       8,128
Due in years six through ten.................       8,898       9,005
Due after ten years..........................      12,673      12,589
                                              ----------- -----------
   Subtotal..................................      30,844      31,271
Commercial mortgage-backed securities........         415         371
Residential mortgage-backed securities.......         294         314
Asset-backed securities......................          51          60
Redeemable preferred stocks..................         519         554
                                              ----------- -----------
Total........................................ $    32,123 $    32,570
                                              =========== ===========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2016, 2015 and 2014:

                                                      DECEMBER 31,
                                              ---------------------------
                                                 2016      2015     2014
                                              ---------  -------  -------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   4,324  $   979  $   716
                                              =========  =======  =======
Gross gains on sales......................... $     111  $    33  $    21
                                              =========  =======  =======
Gross losses on sales........................ $     (58) $    (8) $    (9)
                                              =========  =======  =======
Total OTTI................................... $     (65) $   (41) $   (72)
Non-credit losses recognized in OCI..........        --       --       --
                                              ---------  -------  -------
Credit losses recognized in earnings (loss).. $     (65) $   (41) $   (72)
                                              =========  =======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                        2016      2015
                                                                                      --------  --------
                                                                                         (IN MILLIONS)
Balances at January 1,............................................................... $   (198) $   (254)
Previously recognized impairments on securities that matured, paid, prepaid or sold..       73        97
Recognized impairments on securities impaired to fair value this period/(1)/.........      (17)      (11)
Impairments recognized this period on securities not previously impaired.............      (46)      (22)
Additional impairments this period on securities previously impaired.................       (2)       (8)
Increases due to passage of time on previously recorded credit losses................       --        --
Accretion of previously recognized impairments due to increases in expected
  cash flows.........................................................................       --        --
                                                                                      --------  --------
Balances at December 31,............................................................. $   (190) $   (198)
                                                                                      ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ---------------
                                                2016     2015
                                               ------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    19 $    16
   All other..................................     428     676
  Equity securities...........................      --      (2)
                                               ------- -------
Net Unrealized Gains (Losses)................. $   447 $   690
                                               ======= =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                      AOCI GAIN
                                                                                                        (LOSS)
                                               NET UNREALIZED                           DEFERRED      RELATED TO
                                                    GAIN                                 INCOME     NET UNREALIZED
                                                (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                                INVESTMENTS      DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              ---------------  -------  -------------  -----------  --------------
                                                                          (IN MILLIONS)
BALANCE, JANUARY 1, 2016..................... $            16  $    --  $          (4) $        (5) $            7
Net investment gains (losses) arising during
  the period.................................              (6)      --             --           --              (6)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........               9       --             --           --               9
   Excluded from Net earnings (loss)/(1)/....              --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................              --       (1)            --           --              (1)
   Deferred income taxes.....................              --       --             --            2               2
   Policyholders liabilities.................              --       --             (6)          --              (6)
                                              ---------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2016................... $            19  $    (1) $         (10) $        (3) $            5
                                              ===============  =======  =============  ===========  ==============

BALANCE, JANUARY 1, 2015..................... $            10  $    --  $          --  $        (4) $            6
Net investment gains (losses) arising during
  the period.................................              (7)      --             --           --              (7)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....              --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................              --       --             --           --              --
   Deferred income taxes.....................              --       --             --           (1)             (1)
   Policyholders liabilities.................              --       --             (4)          --              (4)
                                              ---------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $            16  $    --  $          (4) $        (5) $            7
                                              ===============  =======  =============  ===========  ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                        AOCI GAIN
                                                                                                          (LOSS)
                                              NET UNREALIZED                             DEFERRED       RELATED TO
                                                  GAINS                                   INCOME      NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS    TAX ASSET      INVESTMENT
                                               INVESTMENTS       DAC     LIABILITIES    (LIABILITY)   GAINS (LOSSES)
                                              --------------  --------  -------------  ------------  ---------------
                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2016..................... $          674  $    (82) $        (213) $       (133) $           246
Net investment gains (losses) arising during
  the period.................................           (240)       --             --            --             (240)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             (6)       --             --            --               (6)
   Excluded from Net earnings (loss)/(1)/....             --        --             --            --               --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        (5)            --            --               (5)
   Deferred income taxes.....................             --        --             --            80               80
   Policyholders liabilities.................             --        --             24            --               24
                                              --------------  --------  -------------  ------------  ---------------
BALANCE, DECEMBER 31, 2016................... $          428  $    (87) $        (189) $        (53) $            99
                                              ==============  ========  =============  ============  ===============

BALANCE, JANUARY 1, 2015..................... $        2,231  $   (122) $        (368) $       (610) $         1,131
Net investment gains (losses) arising during
  the period.................................         (1,562)       --             --            --           (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              5        --             --            --                5
   Excluded from Net earnings (loss)/(1)/....             --        --             --            --               --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        40             --            --               40
   Deferred income taxes.....................             --        --             --           477              477
   Policyholders liabilities.................             --        --            155            --              155
                                              --------------  --------  -------------  ------------  ---------------
BALANCE, DECEMBER 31, 2015................... $          674  $    (82) $        (213) $       (133) $           246
                                              ==============  ========  =============  ============  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 794 issues at December 31, 2016 and the 810 issues at December 31, 2015 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ----------------------- ---------------------- ---------------------
                                                            GROSS                   GROSS                 GROSS
                                                          UNREALIZED              UNREALIZED            UNREALIZED
                                              FAIR VALUE    LOSSES    FAIR VALUE    LOSSES   FAIR VALUE   LOSSES
                                              ---------- ------------ ----------- ---------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    2,455 $         75 $       113  $       6 $    2,568  $      81
  Private corporate..........................      1,483           38         277         17      1,760         55
  U.S. Treasury, government and agency.......      5,356          624          --         --      5,356        624
  States and political subdivisions..........         --           --          18          2         18          2
  Foreign governments........................         73            3          49         11        122         14
  Commercial mortgage-backed.................         66            5         171         67        237         72
  Residential mortgage-backed................         47           --           4         --         51         --
  Asset-backed...............................          4           --           8          1         12          1
  Redeemable preferred stock.................        218            9          12          1        230         10
                                              ---------- ------------ -----------  --------- ----------  ---------

Total........................................ $    9,702 $        754 $       652  $     105 $   10,354  $     859
                                              ========== ============ ===========  ========= ==========  =========

                                                Less Than 12 Months    12 Months or Longer           Total
                                              ----------------------- ---------------------- ---------------------
                                                            Gross                   Gross                 Gross
                                                          Unrealized              Unrealized            Unrealized
                                              Fair Value    Losses    Fair Value    Losses   Fair Value   Losses
                                              ---------- ------------ ----------- ---------- ---------- ----------
                                                                         (In Millions)
December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $        129 $       359  $      73 $    3,450 $      202
  Private corporate..........................      1,926          102         184         22      2,110        124
  U.S. Treasury, government and agency.......      3,538          305          --         --      3,538        305
  States and political subdivisions..........         19            1          --         --         19          1
  Foreign governments........................         73            7          39         11        112         18
  Commercial mortgage-backed.................         67            2         261         85        328         87
  Residential mortgage-backed................         11           --          29         --         40         --
  Asset-backed...............................         11           --          17          1         28          1
  Redeemable preferred stock.................         43           --          40          2         83          2
                                              ---------- ------------ -----------  --------- ---------- ----------

Total........................................ $    8,779 $        546 $       929  $     194 $    9,708 $      740
                                              ========== ============ ===========  ========= ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2016 and 2015 were $169 million and $157 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2016 and 2015, respectively, approximately $1,574 million and $1,310 million, or 4.9% and 4.2%, of the $32,123 million and $31,201 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $28 million and $97 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, the $105 million and $194 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either
   December 31, 2016 or 2015. As of December 31, 2016, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2016 and 2015, respectively, the Company owned
   $6 million and $7 million in RMBS backed by subprime residential mortgage loans, and $5 million and $6 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2016, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $5 million.

   At December 31, 2016 and 2015, respectively, the amortized cost of the Company's trading account securities was $9,177 million and $6,866 million with respective fair values of $9,134 million and $6,805 million. Also at December 31, 2016 and 2015, respectively, Trading securities included the General Account's investment in Separate Accounts which had carrying values of $63 million and $82 million and costs of $46 million and $72 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $15 million and $16 million at December 31, 2016 and 2015, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $1 million and $1 million in 2016, 2015 and 2014, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $4 million in 2016, 2015 and 2014, respectively. The TDR mortgage loan shown in the table below has been modified five times since 2011. The modifications extended the maturity from its original maturity of November 5, 2014 to March 5, 2017 and extended interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $15 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2016

                                                           OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ---------------------------------------
                                              OF LOANS PRE-MODIFICATION    POST-MODIFICATION
                                              -------- ----------------- ---------------------
                                                                (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $              15 $                  15

   There were no default payments on the above loan during 2016. There were no agricultural troubled debt restructuring mortgage loans in 2016.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2016, 2015 and 2014 are as follows:

                                               COMMERCIAL MORTGAGE LOANS
                                              ---------------------------
                                                2016     2015      2014
                                              -------  --------  --------
                                                     (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $     6  $     37  $     42
   Charge-offs...............................      --       (32)      (14)
   Recoveries................................      (2)       (1)       --
   Provision.................................       4         2         9
                                              -------  --------  --------
Ending Balance, December 31,................. $     8  $      6  $     37
                                              =======  ========  ========

Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $     8  $      6  $     37
                                              =======  ========  ========

   There were no allowances for credit losses for agricultural mortgage loans in 2016, 2015 and 2014.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2016 and 2015, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2016

                                                          DEBT SERVICE COVERAGE RATIO
                                              ---------------------------------------------------
                                                                                            LESS   TOTAL
                                               GREATER   1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                              THAN 2.0X   2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- ------- -------- -------- ------- ------ ---------
                                                                      (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      738 $    95 $     59 $     56 $    -- $   -- $     948
  50% - 70%..................................      3,217     430      673    1,100      76     --     5,496
  70% - 90%..................................        282      65      229      127      28     46       777
  90% plus...................................         --      --       28       15      --     --        43
                                              ---------- ------- -------- -------- ------- ------ ---------

Total Commercial Mortgage Loans.............. $    4,237 $   590 $    989 $  1,298 $   104 $   46 $   7,264
                                              ========== ======= ======== ======== ======= ====== =========

AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      254 $   138 $    296 $    468 $   286 $   49 $   1,491
  50% - 70%..................................        141      57      209      333     219     45     1,004
  70% - 90%..................................         --      --        2        4      --     --         6
  90% plus...................................         --      --       --       --      --     --        --
                                              ---------- ------- -------- -------- ------- ------ ---------

Total Agricultural Mortgage Loans............ $      395 $   195 $    507 $    805 $   505 $   94 $   2,501
                                              ========== ======= ======== ======== ======= ====== =========

TOTAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      992 $   233 $    355 $    524 $   286 $   49 $   2,439
  50% - 70%..................................      3,358     487      882    1,433     295     45     6,500
  70% - 90%..................................        282      65      231      131      28     46       783
  90% plus...................................         --      --       28       15      --     --        43
                                              ---------- ------- -------- -------- ------- ------ ---------

Total Mortgage Loans......................... $    4,632 $   785 $  1,496 $  2,103 $   609 $  140 $   9,765
                                              ========== ======= ======== ======== ======= ====== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2015

                                                          Debt Service Coverage Ratio
                                              ----------------------------------------------------
                                                                                            Less    Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to   than   Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x     1.0x    Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- -------- ------- --------
                                                                      (In Millions)
Commercial Mortgage Loans/(1)/
  0% - 50%................................... $     533 $    -- $    102 $     12 $     24 $    -- $    671
  50% - 70%..................................     1,392     353      741      853       77      --    3,416
  70% - 90%..................................       141      --      206      134      124      46      651
  90% plus...................................        63      --       --       46       --      --      109
                                              --------- ------- -------- -------- -------- ------- --------

Total Commercial Mortgage Loans.............. $   2,129 $   353 $  1,049 $  1,045 $    225 $    46 $  4,847
                                              ========= ======= ======== ======== ======== ======= ========

Agricultural Mortgage Loans/(1)/
  0% - 50%................................... $     204 $   116 $    277 $    432 $    256 $    51 $  1,336
  50% - 70%..................................       146      80      192      298      225      47      988
  70% - 90%..................................        --      --        2        4       --      --        6
  90% plus...................................        --      --       --       --       --      --       --
                                              --------- ------- -------- -------- -------- ------- --------

Total Agricultural Mortgage Loans............ $     350 $   196 $    471 $    734 $    481 $    98 $  2,330
                                              ========= ======= ======== ======== ======== ======= ========

Total Mortgage Loans/(1)/
  0% - 50%................................... $     737 $   116 $    379 $    444 $    280 $    51 $  2,007
  50% - 70%..................................     1,538     433      933    1,151      302      47    4,404
  70% - 90%..................................       141      --      208      138      124      46      657
  90% plus...................................        63      --       --       46       --      --      109
                                              --------- ------- -------- -------- -------- ------- --------

Total Mortgage Loans......................... $   2,479 $   549 $  1,520 $  1,779 $    706 $   144 $  7,177
                                              ========= ======= ======== ======== ======== ======= ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2016 and 2015, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                    RECORDED
                                                                                                   INVESTMENT
                                                                                  TOTAL     OR (GREATER THAN) 90 DAYS
                               30-59 60-89       90 DAYS                        FINANCING              AND
                               DAYS  DAYS   OR (GREATER THAN)   TOTAL CURRENT  RECEIVABLES          ACCRUING
                               ----- ----- -------------------- ----- -------- ----------- ---------------------------
                                                                    (IN MILLIONS)
DECEMBER 31, 2016:
------------------
  Commercial.................. $  -- $  -- $                 -- $  -- $  7,264  $    7,264 $                        --
  Agricultural................     9     2                    6    17    2,484       2,501                           6
                               ----- ----- -------------------- ----- --------  ---------- ---------------------------
TOTAL MORTGAGE LOANS.......... $   9 $   2 $                  6 $  17 $  9,748  $    9,765 $                         6
                               ===== ===== ==================== ===== ========  ========== ===========================

December 31, 2015:
------------------
  Commercial.................. $  -- $  -- $                 30 $  30 $  4,817  $    4,847 $                        --
  Agricultural................    12     7                    4    23    2,307       2,330                           4
                               ----- ----- -------------------- ----- --------  ---------- ---------------------------
Total Mortgage Loans.......... $  12 $   7 $                 34 $  53 $  7,124  $    7,177 $                         4
                               ===== ===== ==================== ===== ========  ========== ===========================

   The following table provides information relating to impaired mortgage loans at December 31, 2016 and 2015, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                    AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED       RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/  RECOGNIZED
                                              ---------- ---------- ----------  ---------------- -----------
                                                                      (IN MILLIONS)
DECEMBER 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --  $             22 $        --
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
TOTAL........................................ $       15 $       15 $       --  $             22 $        --
                                              ========== ========== ==========  ================ ===========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8) $             48 $         2
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
TOTAL........................................ $       27 $       27 $       (8) $             48 $         2
                                              ========== ========== ==========  ================ ===========

December 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       46 $       46 $       --  $             15 $        --
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
Total........................................ $       46 $       46 $       --  $             15 $        --
                                              ========== ========== ==========  ================ ===========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       63 $       63 $       (6) $            137 $         4
  Agricultural mortgage loans................         --         --         --                --          --
                                              ---------- ---------- ----------  ---------------- -----------
Total........................................ $       63 $       63 $       (6) $            137 $         4
                                              ========== ========== ==========  ================ ===========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests, real estate joint ventures and investment companies accounted for under the equity method with a total carrying value of $1,295 million and $1,363 million, respectively, at December 31, 2016 and 2015. The Company's total equity in net earnings (losses) for these limited partnership interests was $60 million, $71 million and $206 million, respectively, for 2016, 2015 and 2014.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a Derivative Use Plan approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest-rate risk arising from issuance of funding agreements

   The Company issues fixed and floating rate funding agreements, to fund originated non-recourse commercial real estate mortgage loans, the terms of which may result in short term economic interest rate risk between mortgage loan commitment and mortgage loan funding. The company uses forward interest-rate swaps to protect against interest rate fluctuations during this period. Realized gains and losses from the forward interest rate swaps are amortized over the life of the loan in interest credited to policyholder's account balances.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   Periodically, the Company enters into futures on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty, in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2016 and 2015, respectively, the Company's unrealized gains (losses) related to this program were $(97) million and $(4) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the super senior tranche of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   During third quarter 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. In 2016, the Company derecognized approximately $995 million U.S. Treasury securities for which the Company received proceeds of approximately $1,007 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2016, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $888 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2016 is approximately $(154) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2016

                                                               FAIR VALUE
                                                         -----------------------
                                                                                 GAINS (LOSSES)
                                               NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                                AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              ---------- ----------- ----------- ---------------
                                                                 (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $    5,086 $         1 $         1  $         (826)
  Swaps......................................      3,529          13          67            (290)
  Options....................................     11,465       2,114       1,154             727
Interest rate contracts:/(1)/
  Floors.....................................      1,500          11          --               4
  Swaps......................................     18,933         246       1,163            (224)
  Futures....................................      6,926          --          --              --
  Swaptions..................................         --          --          --              87

                                                               FAIR VALUE
                                                        ------------------------
                                                                                  GAINS (LOSSES)
                                              NOTIONAL     ASSET      LIABILITY     REPORTED IN
                                               AMOUNT   DERIVATIVES  DERIVATIVES  EARNINGS (LOSS)
                                              --------- ------------ ----------- ----------------
                                                                 (IN MILLIONS)
Credit contracts:/(1)/
  Credit default swaps....................... $   2,757 $         20 $        15 $             15
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       730           52           6               45
  Margin.....................................        --          107           6               --
  Collateral.................................        --          712         748               --
                                                                                 ----------------
NET INVESTMENT INCOME (LOSS).................                                                (462)
                                                                                 ----------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --       10,309          --             (261)
GIB and GWBL and other features/(2)/.........        --           --         164              (20)
SCS, SIO, MSO and IUL indexed features/(3)/..        --           --         887             (754)
                                              --------- ------------ ----------- ----------------
Balances, December 31, 2016.................. $  50,926 $     13,585 $     4,211 $         (1,497)
                                              ========= ============ =========== ================

   /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
   /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2015

                                                               Fair Value
                                                        -------------------------
                                                                                   Gains (Losses)
                                              Notional     Asset      Liability      Reported In
                                               Amount   Derivatives  Derivatives   Earnings (Loss)
                                              --------- ------------ ------------ ----------------
                                                                  (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   7,089 $          2 $          3 $            (84)
  Swaps......................................     1,359            8           21              (45)
  Options....................................     7,358        1,042          652               14
Interest rate contracts:/(1)/
  Floors.....................................     1,800           61           --               12
  Swaps......................................    13,718          351          108               (8)
  Futures....................................     8,685           --           --              (81)
  Swaptions..................................        --           --           --              118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442           16           38              (14)
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       263            5            4                7
                                                                                  ----------------
Net investment income (loss).................                                                  (81)
                                                                                  ----------------

Embedded derivatives:
GMIB reinsurance contracts...................        --       10,570           --             (141)
GIB and GWBL and other features/(2)/.........        --           --          184              (56)
SCS, SIO, MSO and IUL indexed features/(3)/..        --           --          310              (38)
                                              --------- ------------ ------------ ----------------
Balances, December 31, 2015.................. $  42,714 $     12,055 $      1,320 $           (316)
                                              ========= ============ ============ ================

   /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
   /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2016 are exchange-traded and net settled daily in cash. At December 31, 2016, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $209 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $28 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $15 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2016 and 2015, respectively, the Company held $755 million and $655 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2016 and 2015, respectively, were $700 million and $5 million, for which the Company posted collateral of $820 million and $5 million at December 31, 2016 and 2015, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2016 and 2015, the balance outstanding under reverse repurchase transactions was $0 million and $79 million, respectively. At December 31, 2016 and 2015, the balance outstanding under securities repurchase transactions was $1,996 million and $1,890 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2016

                                                                            GROSS
                                                               GROSS       AMOUNTS       NET AMOUNTS
                                                              AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                                             RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                                             ---------- -------------- ----------------
                                                                            (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................................ $    2,128 $        1,219 $            909
Interest rate contracts.....................................        253          1,162             (909)
Credit contracts............................................         20             14                6
Currency....................................................         48              1               47
Margin......................................................        107              6              101
Collateral..................................................        712            747              (35)
                                                             ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA Master Agreement....      3,268          3,149              119
Total Derivatives, not subject to an ISDA Master Agreement..          4             --                4
                                                             ---------- -------------- ----------------
  Total Derivatives.........................................      3,272          3,149              123
Other financial instruments.................................      2,063             --            2,063
                                                             ---------- -------------- ----------------
  Other invested assets..................................... $    5,335 $        3,149 $          2,186
                                                             ========== ============== ================
Securities purchased under agreement to resell.............. $       -- $           -- $             --
                                                             ========== ============== ================

                                                                            GROSS
                                                               GROSS       AMOUNTS       NET AMOUNTS
                                                              AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                                             RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                                             ---------- -------------- ----------------
                                                                            (IN MILLIONS)
LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................................ $    1,219 $        1,219 $             --
Interest rate contracts.....................................      1,162          1,162               --
Credit contracts............................................         14             14               --
Currency....................................................          1              1               --
Margin......................................................          6              6               --
Collateral..................................................        747            747               --
                                                             ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA Master Agreement....      3,149          3,149               --
Total Derivatives, not subject to an ISDA Master Agreement..         --             --               --
                                                             ---------- -------------- ----------------
  Total Derivatives.........................................      3,149          3,149               --
Other non-financial liabilities.............................      2,108             --            2,108
                                                             ---------- -------------- ----------------
  Other liabilities......................................... $    5,257 $        3,149 $          2,108
                                                             ========== ============== ================
Securities sold under agreement to repurchase/(3)/.......... $    1,992 $           -- $          1,992
                                                             ========== ============== ================

   /(1)/Excludes Investment Management segment's $13 million net derivative assets (including derivative assets of consolidated VIEs), $3 million long exchange traded options and $83 million of securities borrowed.
   /(2)/Excludes Investment Management segment's $11 million net derivative liabilities (including derivative liabilities of consolidated VIEs), $1 million short exchange traded options.
   /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016.

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2016

                                                                                COLLATERAL (RECEIVED)/HELD
                                                                                ------------------------
                                                               FAIR VALUE OF     FINANCIAL                      NET
                                                                   ASSETS       INSTRUMENTS       CASH        AMOUNTS
                                                             -----------------  -----------   -----------  ------------
                                                                                   (IN MILLIONS)
ASSETS/(1)/
Counterparty A.............................................. $              46  $        --   $       (48) $         (2)
Counterparty B..............................................              (128)          --           132             4
Counterparty C..............................................              (116)          --           138            22
Counterparty D..............................................               182           --          (176)            6
Counterparty E..............................................               (65)          --            83            18
Counterparty F..............................................                (3)          --            16            13
Counterparty G..............................................               219           --          (214)            5
Counterparty H..............................................               104           --          (110)           (6)
Counterparty I..............................................              (188)          --           203            15
Counterparty J..............................................               (93)          --           115            22
Counterparty K..............................................                92           --           (96)           (4)
Counterparty L..............................................                (3)          --             3            --
Counterparty M..............................................              (105)          --           120            15
Counterparty N..............................................                 4           --            --             4
Counterparty Q..............................................                10           --           (11)           (1)
Counterparty T..............................................                --           --             2             2
Counterparty U..............................................                 1           --            10            11
Counterparty V..............................................                96           --          (101)           (5)
                                                             -----------------  -----------   -----------  ------------
  Total Derivatives......................................... $              53  $        --   $        66  $        119
Other financial instruments.................................             2,067           --            --         2,067
                                                             -----------------  -----------   -----------  ------------
  OTHER INVESTED ASSETS..................................... $           2,120  $        --   $        66  $      2,186
                                                             =================  ===========   ===========  ============

                                                                                COLLATERAL (RECEIVED)/HELD
                                                                NET AMOUNTS     ------------------------
                                                              PRESENTED IN THE   FINANCIAL                      NET
                                                               BALANCE SHEETS   INSTRUMENTS       CASH        AMOUNTS
                                                             -----------------  -----------   -----------  ------------
                                                                                   (IN MILLIONS)
LIABILITIES/(2)/
Counterparty D.............................................. $             767  $      (767)  $        --            --
Counterparty M..............................................               410         (410)           --            --
Counterparty C..............................................               302         (296)           (2)            4
Counterparty W..............................................               513         (513)           --            --
                                                             -----------------  -----------   -----------  ------------
  Securities sold under agreement to repurchase/(3)/........ $           1,992  $    (1,986)  $        (2) $          4
                                                             =================  ===========   ===========  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets (including those related to derivative assets of consolidated VIEs) and $83 million related to securities borrowed.
  /(2)/Excludes Investment Management segment's cash collateral pledged of $8 million related to derivative liabilities (including those related to derivative liabilities of consolidated VIEs).
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                               AT DECEMBER 31, 2016
                                              -------------------------------------------------------
                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              -------------------------------------------------------
                                              OVERNIGHT AND UP TO 30    30-90   GREATER THAN
                                               CONTINUOUS     DAYS      DAYS      90 DAYS     TOTAL
                                              ------------- --------- --------- ------------ --------
                                                                   (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE/(2)/
  U.S. Treasury and agency securities........ $          -- $   1,992 $      -- $         -- $  1,992
                                              ------------- --------- --------- ------------ --------
Total........................................ $          -- $   1,992 $      -- $         -- $  1,992
                                              ------------- --------- --------- ------------ --------

  /(1)/Excludes Investment Management segment's $83 million of securities borrowed.
  /(2)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2015

                                                        Gross
                                           Gross       Amounts       Net Amounts
                                          Amounts   Offset in the  Presented in the
                                         Recognized Balance Sheets  Balance Sheets
                                         ---------- -------------- ----------------
                                                        (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts........................ $    1,049  $         673 $            376
Interest rate contracts.................        389            104              285
Credit contracts........................         14             37              (23)
                                         ----------  ------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement.....................      1,452            814              638
Total Derivatives, not subject to an
  ISDA Master Agreement.................         20             --               20
                                         ----------  ------------- ----------------
  Total Derivatives.....................      1,472            814              658
Other financial instruments/(2) (4)/....      1,271             --            1,271
                                         ----------  ------------- ----------------
  Other invested assets/(2)/............ $    2,743  $         814 $          1,929
                                         ==========  ============= ================
  Securities purchased under agreement
   to resell............................ $       79  $          -- $             79
                                         ==========  ============= ================

                                                                                                Gross
                                                                                   Gross       Amounts       Net Amounts
                                                                                  Amounts   Offset in the  Presented in the
                                                                                 Recognized Balance Sheets  Balance Sheets
                                                                                 ---------- -------------- ----------------
                                                                                               (In Millions)
LIABILITIES/(3)/
Description
Derivatives:
Equity contracts................................................................ $      673  $         673  $            --
Interest rate contracts.........................................................        104            104               --
Credit contracts................................................................         37             37               --
                                                                                 ----------  -------------  ---------------
  Total Derivatives, subject to an ISDA Master Agreement........................        814            814               --
Total Derivatives, not subject to an ISDA Master Agreement......................         --             --               --
                                                                                 ----------  -------------  ---------------
  Total Derivatives.............................................................        814            814               --
Other non-financial liabilities.................................................      2,586             --            2,586
                                                                                 ----------  -------------  ---------------
  Other liabilities............................................................. $    3,400  $         814  $         2,586
                                                                                 ==========  =============  ===============
  Securities sold under agreement to repurchase................................. $    1,890  $          --  $         1,890
                                                                                 ==========  =============  ===============

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
   /(2)/Includes $141 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2015

                                                                Collateral (Received)/Held
                                                Net Amounts     --------------------------
                                              Presented in the    Financial                    Net
                                               Balance Sheets    Instruments       Cash      Amounts
                                              ----------------  -------------  -----------  ---------
                                                                   (In Millions)
ASSETS/(1)/
Counterparty A............................... $             52  $          --  $       (52) $      --
Counterparty B...............................                9             --           (7)         2
Counterparty C...............................               61             --          (58)         3
Counterparty D...............................              222             --         (218)         4
Counterparty E...............................               53             --          (53)        --
Counterparty F...............................               (2)            --            2         --
Counterparty G...............................              129             --         (129)        --
Counterparty H...............................               16            (11)          (5)        --
Counterparty I...............................               44             --          (39)         5
Counterparty J...............................               19             --          (13)         6
Counterparty K...............................               17             --          (17)        --
Counterparty L...............................                7             --           (7)        --
Counterparty M...............................               11             --          (10)         1
Counterparty N...............................               20             --           --         20
Counterparty Q...............................               --             --           --         --
Counterparty T...............................               (3)            --            3         --
Counterparty U...............................               --             --            1          1
Counterparty V...............................                3             --           (3)        --
                                              ----------------  -------------  -----------  ---------
  Total Derivatives.......................... $            658  $         (11) $      (605) $      42

                                                                                        Collateral (Received)/Held
                                                                         Net Amounts    -------------------------
                                                                       Presented in the   Financial                    Net
                                                                        Balance Sheets   Instruments      Cash       Amounts
                                                                       ---------------- ------------  -----------  ------------
                                                                                            (In Millions)
Other financial instruments/(2) (4)/.................................. $          1,271 $         --  $        --  $      1,271
                                                                       ---------------- ------------  -----------  ------------
  Other invested assets/(2)/.......................................... $          1,929 $        (11) $      (605) $      1,313
                                                                       ================ ============  ===========  ============
Counterparty M........................................................ $             28 $        (28) $        --  $         --
Counterparty V........................................................ $             51 $        (51) $        --  $         --
                                                                       ---------------- ------------  -----------  ------------
Securities purchased under agreement to resell........................ $             79 $        (79) $        --  $         --
                                                                       ================ ============  ===========  ============

LIABILITIES/(3)/
Counterparty D........................................................ $            234 $       (234) $        --            --
Counterparty C........................................................            1,033       (1,016)         (17)           --
Counterparty M........................................................              623         (611)         (12)           --
                                                                       ---------------- ------------  -----------  ------------
  Securities sold under agreement to repurchase....................... $          1,890 $     (1,861) $       (29) $         --
                                                                       ================ ============  ===========  ============

   /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
   /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                               At December 31, 2015
                                              -------------------------------------------------------
                                                 Remaining Contractual Maturity of the Agreements
                                              -------------------------------------------------------
                                              Overnight and  Up to 30   30-90   Greater Than
                                               Continuous      days     days      90 days     Total
                                              ------------- ---------- -------- ------------ --------
                                                                   (In Millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Securities purchased under agreement to resell
  Corporate securities....................... $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------

   /(1)/Excludes Investment Management segment's $75 million of securities borrowed and $10 million of securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                 2016       2015       2014
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,418  $   1,420  $   1,431
Mortgage loans on real estate................       461        338        306
Repurchase agreement.........................         1          1         --
Other equity investments.....................       170         84        200
Policy loans.................................       210        213        216
Derivative investments.......................      (462)       (81)     1,605
Trading securities...........................        80         17         63
Other investment income......................        44         40         49
                                              ---------  ---------  ---------
  Gross investment income (loss).............     1,922      2,032      3,870
Investment expenses..........................       (66)       (56)       (55)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   1,856  $   1,976  $   3,815
                                              =========  =========  =========

   For 2016, 2015 and 2014, respectively, Net investment income (loss) from derivatives included $(4) million, $474 million and $899 million of realized gains (losses) on contracts closed during those periods and $(458) million, $(555) million and $706 million of unrealized gains (losses) on derivative positions at each respective year end.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of earnings (loss). The table below shows a breakdown of Net investment income from trading account securities during the year ended 2016 and 2015:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                                                           TWELVE MONTHS ENDED
                                                                                 ----------------------------------------
                                                                                 DECEMBER 31,  December 31,  December 31,
                                                                                     2016          2015          2014
                                                                                 ------------  ------------  ------------
                                                                                              (IN MILLIONS)

Net investment gains (losses) recognized during the period on securities held
  at the end of the period...................................................... $        (19) $        (63) $         --
Net investment gains (losses) recognized on securities sold during the period...          (22)           20            22
                                                                                 ------------  ------------  ------------
Unrealized and realized gains (losses) on trading securities....................          (41)          (43)           22
Interest and dividend income from trading securities............................          121            60            41
                                                                                 ------------  ------------  ------------
Net investment income (loss) from trading securities............................ $         80  $         17  $         63
                                                                                 ------------  ------------  ------------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                2016       2015       2014
                                              --------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $     (3) $     (17) $     (54)
Mortgage loans on real estate................       (2)        (1)        (3)
Other equity investments.....................       (2)        (5)        (2)
Other........................................       23          3          1
                                              --------  ---------  ---------
Investment Gains (Losses), Net............... $     16  $     (20) $     (58)
                                              ========  =========  =========

   For 2016, 2015 and 2014, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $4 million and $5 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,584 million and $3,562 million at December 31, 2016 and 2015, respectively. The Company annually tests goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2016 and 2015, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $625 million and $610 million at December 31, 2016 and 2015, respectively and the accumulated amortization of these intangible assets was $468 million and $439 million at December 31, 2016 and 2015, respectively. Amortization expense related to the AB intangible assets totaled $29 million, $28 million and $27 million for 2016, 2015 and 2014, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2016 and 2015, respectively, net deferred sales commissions totaled $64 million and $99 million and are included within Other assets.
   The estimated amortization expense of deferred sales commissions, based on the December 31, 2016 net asset balance for each of the next five years is $32 million, $21 million, $8 million, $3 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2016, the Company determined that the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. The excess of the purchase price over the current fair value of identifiable net assets acquired resulted in the recognition of $22 million of goodwill. AB recorded
   $10 million of definite-lived intangible assets relating to investment management contracts.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015 and 2016, AB purchased additional shares of CPH, bringing AB's ownership interest to 90.0% as of December 31, 2016.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $170 million and $157 million at December 31, 2016 and 2015, respectively. Amortization of capitalized software in 2016, 2015 and 2014 were $52 million, $55 million and $50 million, respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                  DECEMBER 31,
                                                -----------------
                                                  2016     2015
                                                -------- --------
                                                  (IN MILLIONS)

CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account
  balances and other........................... $  7,179 $  7,363
Policyholder dividend obligation...............       52       81
Other liabilities..............................       43      100
                                                -------- --------
Total Closed Block liabilities.................    7,274    7,544
                                                -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair
  value (amortized cost of $3,884 and $4,426)..    4,025    4,599
Mortgage loans on real estate..................    1,623    1,575
Policy loans...................................      839      881
Cash and other invested assets.................      444       49
Other assets...................................      181      258
                                                -------- --------
Total assets designated to the Closed Block....    7,112    7,362
                                                -------- --------
Excess of Closed Block liabilities over assets
  designated to the Closed Block...............      162      182
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation of
   $(52) and $(81).............................      100      103
                                                -------- --------
Maximum Future Earnings To Be Recognized From
  Closed Block Assets and Liabilities.......... $    262 $    285
                                                ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                2016     2015      2014
                                              -------  --------  -------
                                                     (IN MILLIONS)

REVENUES:
Premiums and other income.................... $   238  $    262  $   273
Investment income (loss).....................     349       368      378
Net investment gains (losses)................      (1)        2       (4)
                                              -------  --------  -------
Total revenues...............................     586       632      647
                                              -------  --------  -------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........     548       576      597
Other operating costs and expenses...........       4         4        4
                                              -------  --------  -------
Total benefits and other deductions..........     552       580      601
                                              -------  --------  -------
Net revenues, before income taxes............      34        52       46
Income tax (expense) benefit.................     (12)      (18)     (16)
                                              -------  --------  -------
Net Revenues (Losses)........................ $    22  $     34  $    30
                                              =======  ========  =======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                DECEMBER 31,
                                              ---------------
                                                2016    2015
                                              -------  ------
                                               (IN MILLIONS)

Balances, beginning of year.................. $    81  $  201
Unrealized investment gains (losses).........     (29)   (120)
                                              -------  ------
Balances, End of year........................ $    52  $   81
                                              =======  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS AND DEFERRED ACQUISITION COST

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                DECEMBER 31,
                                              ----------------
                                                2016     2015
                                              -------  -------
                                                (IN MILLIONS)

Balance, beginning of year................... $   534  $   383
Contractholder bonus interest
   credits deferred..........................      13       17
Other........................................      --      174
Amortization charged to income...............     (43)     (40)
                                              -------  -------
Balance, End of Year......................... $   504  $   534
                                              =======  =======

   Changes in deferred acquisition costs at December 31, 2016 and 2015 were as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2016      2015
                                              --------  --------
                                                 (IN MILLIONS)

Balance, beginning of year................... $  4,469  $  4,271
Capitalization of commissions, sales and
  issue expenses.............................      594       615
Amortization.................................     (756)     (284)
Change in unrealized investment gains
   and losses................................       (6)       41
Other........................................       --      (174)
                                              --------  --------
Balance, End of Year......................... $  4,301  $  4,469
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2016 and 2015, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2016

                                               LEVEL 1 LEVEL 2 LEVEL 3  TOTAL
                                               ------- ------- ------- -------
                                                        (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate...........................    $ -- $12,984  $   28 $13,012
   Private Corporate..........................      --   6,223     817   7,040
   U.S. Treasury, government and agency.......      --  10,336      --  10,336
   States and political subdivisions..........      --     451      42     493
   Foreign governments........................      --     390      --     390
   Commercial mortgage-backed.................      --      22     349     371
   Residential mortgage-backed/(1)/...........      --     314      --     314
   Asset-backed/(2)/..........................      --      36      24      60
   Redeemable preferred stock.................     218     335       1     554
                                                  ---- -------  ------ -------
     Subtotal.................................     218  31,091   1,261  32,570
                                                  ---- -------  ------ -------
  Other equity investments....................       3      --       5       8
  Trading securities..........................     478   8,656      --   9,134

                                                LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ---------- ---------  --------- ----------
                                                              (IN MILLIONS)
  Other invested assets:
   Short-term investments..................... $       -- $     574  $      -- $      574
   Assets of consolidated VIEs................        342       205          6        553
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830          6      1,178
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,309     10,309
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,894 $  166,890
                                               ========== =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       -- $      --  $     164 $      164
SCS, SIO, MSO and IUL indexed
   features' liability........................         --       887         --        887
Liabilities of consolidated VIEs..............        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     889  $     182 $    1,319
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2015

                                                 Level 1    Level 2   Level 3    Total
                                               ----------  ---------  -------- ---------
                                                             (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  13,345  $     31 $  13,376
   Private Corporate..........................         --      6,537       389     6,926
   U.S. Treasury, government and agency.......         --      8,775        --     8,775
   States and political subdivisions..........         --        459        45       504
   Foreign governments........................         --        414         1       415
   Commercial mortgage-backed.................         --         30       503       533
   Residential mortgage-backed/(1)/...........         --        640        --       640
   Asset-backed/(2)/..........................         --         37        40        77
   Redeemable preferred stock.................        258        389        --       647
                                               ----------  ---------  -------- ---------
     Subtotal.................................        258     30,626     1,009    31,893
                                               ----------  ---------  -------- ---------
  Other equity investments....................         97         --        49       146
  Trading securities..........................        654      6,151        --     6,805
  Other invested assets:
   Short-term investments.....................         --        369        --       369
   Swaps......................................         --        230        --       230
   Credit Default Swaps.......................         --        (22)       --       (22)
   Futures....................................         (1)        --        --        (1)
   Options....................................         --        390        --       390
   Floors.....................................         --         61        --        61
   Currency Contracts.........................         --          1        --         1
                                               ----------  ---------  -------- ---------
     Subtotal.................................         (1)     1,029        --     1,028
                                               ----------  ---------  -------- ---------

                                               Level 1    Level 2   Level 3    Total
                                              ---------- --------- --------- ----------
                                                            (In Millions)
Cash equivalents............................. $    2,150 $      -- $      -- $    2,150
Segregated securities........................         --       565        --        565
GMIB reinsurance contracts asset.............         --        --    10,570     10,570
Separate Accounts' assets....................    104,058     2,964       313    107,335
                                              ---------- --------- --------- ----------
   Total Assets.............................. $  107,216 $  41,335 $  11,941 $  160,492
                                              ========== ========= ========= ==========
LIABILITIES
GWBL and other features' liability........... $       -- $      -- $     184 $      184
SCS, SIO, MSO and IUL indexed
   features' liability.......................         --       310        --        310
Contingent payment arrangements..............         --        --        31         31
                                              ---------- --------- --------- ----------
   Total Liabilities......................... $       -- $     310 $     215 $      525
                                              ========== ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2016 and 2015, respectively, the fair value of public fixed maturities is approximately $24,918 million and $24,216 million or approximately 16.0% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015, respectively, the fair value of private fixed maturities is approximately $7,652 million and $7,677 million or approximately 4.9% and 5.1% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2016 and 2015, respectively, the net fair value of freestanding derivative positions is approximately $51 million and $659 million or approximately 8.2% and 64.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015, respectively, investments classified as Level 1 comprise approximately 71.1% and 71.8% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2016 and 2015, respectively, investments classified as Level 2 comprise approximately 27.9% and 27.3% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2016 and 2015, respectively, approximately $340 million and $673 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2016 and 2015, respectively, investments classified as Level 3 comprise approximately 1.0% and 0.9% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2016 and 2015, respectively, were approximately $111 million and $119 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $373 million and $543 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2016 and 2015, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $139 million and $123 million at December 31, 2016 and 2015, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2016. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2016, five of the Company's consolidated VIEs that are open-end Luxembourg funds hold $6 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During the third quarter of 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2016, 2015 and 2014 respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND              COMMERCIAL  RESIDENTIAL
                                                              POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE   SUB-DIVISIONS    GOVTS     BACKED      BACKED      BACKED
                                                ---------  --------------  --------  ----------  -----------  --------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $     420  $           45  $      1  $      503  $        --  $     40
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              --        --          --           --        --
     Investment gains (losses), net............         1              --        --         (67)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
  Subtotal.....................................         1              --        --         (67)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
Other comprehensive income (loss)..............         7              (2)       --          14           --         1
Purchases......................................       572              --        --          --           --        --
Sales..........................................      (142)             (1)       --         (87)          --        (8)
Transfers into Level 3/(1)/....................        25              --        --          --           --        --
Transfers out of Level 3/(1)/..................       (38)             --        (1)        (14)          --        (9)
                                                ---------  --------------  --------  ----------  -----------  --------
BALANCE, DECEMBER 31, 2016..................... $     845  $           42  $     --  $      349  $        --  $     24
                                                =========  ==============  ========  ==========  ===========  ========

BALANCE, JANUARY 1, 2015....................... $     380  $           47  $     --  $      715  $         2  $     53
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         3              --        --           1           --        --
     Investment gains (losses), net............         2              --        --         (38)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
  Subtotal.....................................         5              --        --         (37)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
Other comprehensive income (loss)..............       (25)             (1)       --          64           --        (4)
Purchases......................................        60              --         1          --           --        --
Sales..........................................       (38)             (1)       --        (175)          (2)       (9)
Transfers into Level 3/(1)/....................        99              --        --          --           --        --
Transfers out of Level 3/(1)/..................       (61)             --        --         (64)          --        --
                                                ---------  --------------  --------  ----------  -----------  --------
BALANCE, DECEMBER 31, 2015..................... $     420  $           45  $      1  $      503  $        --  $     40
                                                =========  ==============  ========  ==========  ===========  ========

                              Level 3 Instruments
                            Fair Value Measurements

                                               State and             Commercial  Residential
                                               Political    Foreign  Mortgage-    Mortgage-    Asset-
                                 Corporate   Sub-divisions   Govts     backed      backed      backed
                                 ---------  --------------  -------- ----------  -----------  -------
                                                             (In Millions)

BALANCE, JANUARY 1, 2014........ $     291  $           46  $     -- $      700  $         4  $    83
Total gains (losses),
  realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment
       income (loss)............         2              --        --          2           --       --
     Investment gains
       (losses), net............         3              --        --        (89)          --       --
                                 ---------  --------------  -------- ----------  -----------  -------
  Subtotal......................         5              --        --        (87)          --       --
                                 ---------  --------------  -------- ----------  -----------  -------
Other comprehensive
  income (loss).................         6               2        --        135           --        7
Purchases.......................       162              --        --         --           --       --
Sales...........................       (30)             (1)       --        (20)          (2)     (37)
Transfers into Level 3/(1)/.....        15              --        --         --           --       --
Transfers out of Level 3/(1)/...       (69)             --        --        (13)          --       --
                                 ---------  --------------  -------- ----------  -----------  -------
BALANCE, DECEMBER 31, 2014...... $     380  $           47  $     -- $      715  $         2  $    53
                                 =========  ==============  ======== ==========  ===========  =======

                                                                                                        GWBL
                                                REDEEMABLE        OTHER          GMIB      SEPARATE   AND OTHER   CONTINGENT
                                                PREFERRED        EQUITY       REINSURANCE  ACCOUNTS   FEATURES      PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ----------- ----------------  -----------  --------  ----------  ------------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $        -- $             49  $    10,570  $    313  $      184  $         31
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............          --               --           --        --          --            --
     Investment gains (losses), net............          --               --           --        19          --            --
     Increase (decrease) in the fair value
       of reinsurance contracts................          --               --         (419)       --          --            --
     Policyholders' benefits...................          --               --           --        --        (245)           --
                                                ----------- ----------------  -----------  --------  ----------  ------------
  Subtotal.....................................          --               --         (419)       19        (245)           --
                                                ----------- ----------------  -----------  --------  ----------  ------------
Other comprehensive income (loss)..............          --               (2)          --        --          --            --
Purchases/(3)/.................................           1               --          223        10         225            11
Sales/(4)/.....................................          --               --          (65)       --          --            --
Settlements/(5)/...............................          --               --           --        (7)         --           (24)
Activities related to VIEs.....................          --               20           --        --          --            --
Transfers into Level 3/(1)/....................          --               --           --         1          --            --
Transfers out of Level 3/(1)/..................          --              (56)          --       (23)         --            --
                                                ----------- ----------------  -----------  --------  ----------  ------------
BALANCE, DECEMBER 31, 2016..................... $         1 $             11  $    10,309  $    313  $      164  $         18
                                                =========== ================  ===========  ========  ==========  ============

                                                                                                      GWBL
                                                REDEEMABLE       OTHER          GMIB      SEPARATE  AND OTHER  CONTINGENT
                                                PREFERRED       EQUITY       REINSURANCE  ACCOUNTS  FEATURES     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/    ASSET      ASSETS   LIABILITY  ARRANGEMENT
                                                ----------  ---------------  -----------  --------  ---------  -----------
                                                                               (IN MILLIONS)

BALANCE, JANUARY 1, 2015.......................  $      --      $        61   $   10,711  $    260   $    128  $        42
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --               --           --        --         --           --
     Investment gains (losses), net............         --                5           --        36         --           --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --               --         (327)       --         --           --
     Policyholders' benefits...................         --               --           --        --       (130)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
  Subtotal.....................................         --                5         (327)       36       (130)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
Other comprehensive income(loss)...............         --                2           --        --         --
Purchases/(3)/.................................         --                1          228        26        186           --
Sales/(4)/.....................................         --              (20)         (42)       (2)        --          (11)
Settlements/(5)/...............................         --               --           --        (5)        --           --
Transfers into Level 3/(1)/....................         --               --           --        --         --           --
Transfers out of Level 3/(1)/..................         --               --           --        (2)        --           --
                                                 ---------      -----------   ----------  --------   --------  -----------
BALANCE, DECEMBER 31, 2015.....................  $      --      $        49   $   10,570  $    313   $    184  $        31
                                                 =========      ===========   ==========  ========   ========  ===========

                                                                                                      GWBL
                                                Redeemable       Other          GMIB      Separate  and Other  Contingent
                                                Preferred       Equity       Reinsurance  Accounts  Features     Payment
                                                  Stock     Investments/(2)/    Asset      Assets   Liability  Arrangement
                                                ----------  ---------------  -----------  --------  ---------  -----------
                                                                               (In Millions)

BALANCE, JANUARY 1, 2014.......................  $      15      $        52   $    6,747  $    237   $     --  $        38
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --                3           --        --         --           --
     Investment gains (losses), net............         --                1           --        15         --           --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --               --        3,774        --         --           --
     Policyholders' benefits...................         --               --           --        --         (8)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
  Subtotal.....................................         --                4        3,774        15         (8)          --
                                                 ---------      -----------   ----------  --------   --------  -----------
Other comprehensive income (loss)..............         --               --           --        --         --
Purchases/(3)/.................................         --                8          225        16        136            9
Sales/(4)/.....................................        (15)              (1)         (35)       (3)        --           (5)
Settlements/(5)/...............................         --               --           --        (5)        --           --
Transfers into Level 3/(1)/....................         --               --           --        --         --           --
Transfers out of Level 3/(1)/..................         --               (2)          --        --         --           --
                                                 ---------      -----------   ----------  --------   --------  -----------
BALANCE, DECEMBER 31, 2014.....................  $      --      $        61   $   10,711  $    260   $    128  $        42
                                                 =========      ===========   ==========  ========   ========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/Includes Level 3 amounts for Trading securities and consolidated VIE investments.
  /(3)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(4)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(5)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2016 and 2015 by category for Level 3 assets and liabilities still held at December 31, 2016 and 2015, respectively:

                                                            EARNINGS (LOSS)
                                                ---------------------------------------
                                                                          INCREASE
                                                   NET     INVESTMENT (DECREASE) IN THE
                                                INVESTMENT   GAINS      FAIR VALUE OF    POLICY-
                                                  INCOME   (LOSSES),     REINSURANCE     HOLDERS'
                                                  (LOSS)      NET         CONTRACTS      BENEFITS     OCI
                                                ---------- ---------- -----------------  --------  ---------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2016
STILL HELD AT DECEMBER 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       -- $              --  $     --  $      11
     State and political subdivisions..........         --         --                --        --         (1)
     Commercial mortgage-backed................         --         --                --        --          9
     Asset-backed..............................         --         --                --        --          1
     Other fixed maturities,
       available-for-sale......................         --         --                --        --         --
                                                ---------- ---------- -----------------  --------  ---------
       Subtotal................................ $       -- $       -- $              --  $     --  $      20
                                                ---------- ---------- -----------------  --------  ---------
   GMIB reinsurance contracts..................         --         --              (261)       --         --
   Separate Accounts' assets/(1)/..............         --         20                --        --         --
   GWBL and other features' liability..........         --         --                --       (20)        --
                                                ---------- ---------- -----------------  --------  ---------
       Total................................... $       -- $       20 $            (261) $    (20) $      20
                                                ========== ========== =================  ========  =========

Level 3 Instruments
Full Year 2015
Still Held at December 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       -- $              --  $     --  $     (25)
     State and political subdivisions..........         --         --                --        --         (2)
     Commercial mortgage-backed................         --         --                --        --         61
     Asset-backed..............................         --         --                --        --         (4)
     Other fixed maturities,
       available-for-sale......................         --         --                --        --         --
                                                ---------- ---------- -----------------  --------  ---------
       Subtotal................................ $       -- $       -- $              --  $     --  $      30
                                                ---------- ---------- -----------------  --------  ---------
   GMIB reinsurance contracts..................         --         --              (141)       --         --
   Separate Accounts' assets/(1)/..............         --         36                --        --         --
   GWBL and other features' liability..........         --         --                --       184         --
                                                ---------- ---------- -----------------  --------  ---------
       Total................................... $       -- $       36 $            (141) $    184  $      30
                                                ========== ========== =================  ========  =========

  /(1)/There is an investment expense that offsets this investment gain (loss)

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2016 and 2015, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2016

                                          FAIR         VALUATION              SIGNIFICANT
                                          VALUE        TECHNIQUE           UNOBSERVABLE INPUT          RANGE
                                         ------- ---------------------- ------------------------- -----------------
                                                                       (IN MILLIONS)
ASSETS:
Investments:
Fixed maturities, available-for-sale:
   Corporate............................ $    55 Matrix pricing model             Spread over the
                                                                                industry-specific
                                                                            benchmark yield curve 0 BPS - 565 BPS

                                             636 Market comparable               EBITDA multiples   4.3X - 25.6X
                                                   companies                        Discount rate   7.0% - 17.8%
                                                                              Cash flow Multiples  14.0X - 16.5X
-------------------------------------------------------------------------------------------------------------------

   Asset-backed.........................       2 Matrix pricing model            Spread over U.S.
                                                                                   Treasury curve 25 BPS - 687 BPS
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets...............     295 Third party appraisal        Capitalization rate       4.8%
                                                                         Exit capitalization rate       5.7%
                                                                                    Discount rate       6.6%

                                               3 Discounted cash flow            Spread over U.S.
                                                                                   Treasury curve 273 BPS - 512 BPS
                                                                                  Discount factor   1.1% - 7.0%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract asset.........  10,309 Discounted cash flow                 Lapse Rates    1.5% - 5.7%
                                                                                 Withdrawal rates   0.0% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 16.0%
                                                                             Non-performance risk  5 BPS - 17 BPS
                                                                        Volatility rates - Equity  11.0% - 38.0%
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GWBL and other features liability.......     164 Discounted cash flow                 Lapse Rates   1.0% - 11.0%
                                                                                 Withdrawal rates   0.0% - 8.0%
                                                                        Volatility rates - Equity  11.0% - 38.0%
-------------------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2015

                                          Fair         Valuation                  Significant
                                          Value        Technique               Unobservable Input               Range
                                         ------- ---------------------- --------------------------------- ------------------
                                                                        (In Millions)
ASSETS:
Investments:
Fixed maturities, available-for-sale:
   Corporate............................ $    61 Matrix pricing model
                                                                        Spread over the industry-specific
                                                                                    benchmark yield curve 50 bps - 565 bps

                                             154 Market comparable                                 EBITDA   7.8x - 19.1x
                                                   companies                      multiples Discount rate   7.0% - 12.6%
                                                                                      Cash flow Multiples   14.0x - 16.5x
----------------------------------------------------------------------------------------------------------------------------

   Asset-backed.........................       3 Matrix pricing model                    Spread over U.S.
                                                                                           Treasury curve 30 bps - 687 bps
----------------------------------------------------------------------------------------------------------------------------

Other equity investments................      10 Market comparable                                Revenue
                                                   companies                          multiple Marketable    2.5x - 4.8x
                                                                                                 Discount       30.0%
----------------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets...............     271 Third party appraisal                Capitalization rate       4.9%
                                                                                 Exit capitalization rate       5.9%
                                                                                            Discount rate       6.7%

                                               7 Discounted cash flow                    Spread over U.S.
                                                                                           Treasury curve
                                                                                   Gross domestic product 280 bps - 411 bps
                                                                                                     rate   0.0% - 1.09%
                                                                                          Discount factor    2.3% - 5.9%
----------------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract asset.........  10,570 Discounted cash flow                         Lapse Rates    0.6% - 5.7%
                                                                                         Withdrawal rates   0.2% - 8.0%
                                                                                   GMIB Utilization Rates    0.0% - 15%
                                                                                     Non-performance risk  5 bps - 18 bps
                                                                                Volatility rates - Equity     9% - 35%
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GWBL and other features liability.......     120 Discounted cash flow                         Lapse Rates    1.0% - 5.7%
                                                                                         Withdrawal rates   0.0% - 7.0%
                                                                                Volatility rates - Equity     9% - 35%
----------------------------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2016 and 2015, respectively, are approximately $594 million and $865 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 37.5% and 63.1% of total assets classified as Level 3 and represent only 0.4% and 0.6% of total assets measured at fair value on a recurring basis at December 31, 2016 and 2015 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2016 and 2015, respectively, are approximately $691 million and $215 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 81.8% and 51.2% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2016 and 2015, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2016 and 2015, are approximately 8.3% and 7.5%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2016 and 2015, primarily consist of a private real estate fund with a fair value of approximately $295 million and $271 million, a private equity investment with a fair value of approximately $1 million and $2 million and mortgage loans with fair value of approximately $2 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $12 million and $3 million at December 31, 2016 and $28 million and $7 million at December 31, 2015, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $31 million as of December 31, 2016 and 2015, respectively) are currently valued using projected AUM growth rates with a weighted average of 18.0% and 46.0%, revenue growth rates (with a range of 4.0% to 31.0%) and 43.0%, and a discount rate (with a range of 1.4% to 6.4%) and 3.0% as of December 31, 2016 and December 31, 2015, respectively.

   The carrying values and fair values at December 31, 2016 and 2015 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                               FAIR VALUE
                                                             ----------------------------------------------
                                                             CARRYING
                                                              VALUE   LEVEL 1  LEVEL 2   LEVEL 3    TOTAL
                                                             -------- -------- -------- --------- ---------
                                                                             (IN MILLIONS)
December 31, 2016:
Mortgage loans on real estate............................... $  9,757 $     -- $     -- $   9,608 $   9,608
Loans to affiliates.........................................      703       --      775        --       775
Policyholders liabilities: Investment contracts.............    2,226       --       --     2,337     2,337
Funding Agreements..........................................    2,255       --    2,202        --     2,202
Policy loans................................................    3,361       --       --     4,257     4,257
Short-term debt.............................................      513       --      513        --       513
Separate Account Liabilities................................    6,194       --       --     6,194     6,194

December 31, 2015:
Mortgage loans on real estate............................... $  7,171 $     -- $     -- $   7,257 $   7,257
Loans to affiliates.........................................    1,087       --      795       390     1,185
Policyholders liabilities: Investment contracts.............    7,325       --       --     7,430     7,430
Funding Agreements..........................................      500       --      500        --       500
Policy loans................................................    3,393       --       --     4,343     4,343
Short-term debt.............................................      584       --      584        --       584
Separate Account Liabilities................................    5,124       --       --     5,124     5,124

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the Balance Sheet in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2014................... $  1,626  $  4,203  $  5,829
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      334     1,661     1,995
                                              --------  --------  --------
Balance at December 31, 2014.................    1,729     5,644     7,373
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,570      (258)    1,312
                                              --------  --------  --------
Balance at December 31, 2015.................    2,986     5,297     8,283
  Paid guarantee benefits....................     (357)     (280)     (637)
  Other changes in reserve...................      583       560     1,143
                                              --------  --------  --------
Balance at December 31, 2016................. $  3,212  $  5,577  $  8,789
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2014................... $         791
  Paid guarantee benefits....................          (114)
  Other changes in reserve...................           155
                                              -------------
Balance at December 31, 2014.................           832
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           746
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016................. $       1,558
                                              =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2016 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                              RETURN OF
                                                               PREMIUM    RATCHET  ROLL-UP    COMBO      TOTAL
                                                              ---------  --------  -------  ---------  --------
                                                                            (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account........................................... $  13,642  $    121   $   72  $     220  $ 14,055
   Separate Accounts......................................... $  40,736  $  8,905   $3,392  $  33,857  $ 86,890
  Net amount at risk, gross.................................. $     237  $    154   $2,285  $  16,620  $ 19,296
  Net amount at risk, net of amounts reinsured............... $     237  $    108   $1,556  $   7,152  $  9,053
  Average attained age of contractholders....................      51.2      65.8     72.3       67.1      55.1
  Percentage of contractholders over age 70..................       9.2%     37.1%    60.4%      40.6%     17.1%
  Range of contractually specified interest rates............       N/A       N/A    3%-6%    3%-6.5%   3%-6.5%

                                                    RETURN OF
                                                     PREMIUM  RATCHET  ROLL-UP    COMBO     TOTAL
                                                    --------- ------- ---------- -------- ---------
                                                                 (DOLLARS IN MILLIONS)
GMIB:
-----
  Account values invested in:
   General Account.................................       N/A     N/A $       33 $    321 $     354
   Separate Accounts...............................       N/A     N/A $   18,170 $ 39,678 $  57,848
  Net amount at risk, gross........................       N/A     N/A $    1,084 $  6,664 $   7,748
  Net amount at risk, net of amounts reinsured.....       N/A     N/A $      334 $  1,675 $   2,009
  Weighted average years remaining
   until annuitization.............................       N/A     N/A        1.6      1.3       1.3
  Range of contractually specified interest rates..       N/A     N/A      3%-6%  3%-6.5%   3%-6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance" in Note 9.

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $1,051 million and $494 million at December 31, 2016 and 2015, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

      . VARIABLE ANNUITY INFORCE MANAGEMENT. The Company continues to proactively manage its variable annuity in-force business. Since 2012, the Company has initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. In March 2016, a program to give contractholders an option to elect a full buyout of their rider or a new partial (50%) buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and contractholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments and reinsurance credit received from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net earnings in 2016. For additional information, see "Accounting for VA Guarantee Features" in
          Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMDB:
-----
Equity....................................... $  69,625 $  66,230
Fixed income.................................     2,483     2,686
Balanced.....................................    14,434    15,350
Other........................................       348       374
                                              --------- ---------
Total........................................ $  86,890 $  84,640
                                              ========= =========

GMIB:
-----
Equity....................................... $  45,931 $  43,874
Fixed income.................................     1,671     1,819
Balanced.....................................    10,097    10,696
Other........................................       149       170
                                              --------- ---------
Total........................................ $  57,848 $  56,559
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2016, the total account value and net amount at risk of the hedged variable annuity contracts were $51,961 million and $7,954 million, respectively, with the GMDB feature and $38,559 million and $3,285 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies -- No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  --------
                                                       (IN MILLIONS)
Balance at January 1, 2014................... $     829 $      (441) $    388
  Other changes in reserves..................       135        (114)       21
                                              --------- -----------  --------
Balance at December 31, 2014.................       964        (555)      409
  Other changes in reserves..................       120          16       136
                                              --------- -----------  --------
Balance at December 31, 2015.................     1,084        (539)      545
  Other changes in reserves..................       118         (84)       34
                                              --------- -----------  --------
Balance at December 31, 2016................. $   1,202 $      (623) $    579
                                              ========= ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and $30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2016, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 3.8% and 49.3%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 18.0% and 56.0%, respectively, of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2016 and 2015 were $10,309 million and $10,570 million, respectively. The increases (decreases) in fair value were $(261) million, $(141) million and $3,964 million for 2016, 2015 and 2014, respectively.

   At December 31, 2016 and 2015, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,458 million, of which $2,381 million and $2,005 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Chubb Tempest Reinsurance Ltd. (AA rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2016 and 2015, affiliated reinsurance recoverables related to insurance contracts amounted to $2,177 million and $2,009 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $125 million and $131 million, at December 31, 2016 and 2015, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $82 million and $92 million at December 31, 2016 and 2015, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2016 and 2015 were $734 million and $744 million, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

   The following table summarizes the effect of reinsurance:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)

Direct premiums.............................. $  850  $  820  $  844
Reinsurance assumed..........................    206     207     211
Reinsurance ceded............................   (176)   (173)   (181)
                                              ------  ------  ------
Premiums..................................... $  880  $  854  $  874
                                              ======  ======  ======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $  640  $  645  $  630
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  942  $  527  $  726
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities for individual DI and major medical policies were $1,918 million and $1,789 million before ceded reserves of $1,849 million and $1,709 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, $1,676 million and $1,652 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                              2016  2015  2014
                                              ----- ----- -----
                                                (IN MILLIONS)

Incurred benefits related to current year.... $   7 $  11 $  14
Incurred benefits related to prior years.....    15    22    16
                                              ----- ----- -----
Total Incurred Benefits...................... $  22 $  33 $  30
                                              ===== ===== =====
Benefits paid related to current year........ $  17 $  18 $  20
Benefits paid related to prior years.........    15    13    11
                                              ----- ----- -----
Total Benefits Paid.......................... $  32 $  31 $  31
                                              ===== ===== =====

10)SHORT-TERM DEBT

   As of December 31, 2016 and 2015, the Company had $513 million and
   $584 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 0.9% and 0.5%, respectively, all of which is related to AB.

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2016, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility. As of December 31, 2016, AB had no amounts outstanding under the AB Revolver.

   As of December 31, 2016 and 2015, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2016 and 2015, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has four uncommitted lines of credit with three financial institutions. Three of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $225 million, with AB named as an additional borrower, while one line has no stated limit. As of December 31, 2016 and 2015, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXARE Arizona Company's ("AXA Arizona") $50 million note receivable from AXA for $54 million. AXA Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   EXPENSE REIMBURSEMENTS AND COST SHARING AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company, along with other AXA affiliates, participates in certain intercompany cost sharing and service agreements including technology and professional development arrangements. The associated costs related to the service and cost sharing agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE FEES. FMG, a subsidiary of AXA Equitable, provides investments advisory and administrative services to EQAT, VIP Trust, 1290 Funds and other AXA affiliated trusts. Investment advisory and administrative fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE EXPENSES. AXA Investment Managers ("AXA IM"), AXA Real Estate Investment Managers ("AXA REIM") and AXA Rosenberg provide sub-advisory services to the Company's retail mutual funds and certain investments of the Company's General Account. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and Commission and fees received/paid by the Company for 2016, 2015 and 2014:

                                                               2016     2015     2014
                                                             -------- -------- --------
                                                                   (IN MILLIONS)

EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
Paid or accrued expenses for services provided by AXA, AXA
  Financial and Affiliates.................................. $    188 $    164 $    173
Paid or accrued commission and fee expenses for sale of
  insurance products by AXA Distribution....................      587      603      616
Paid or accrued expenses for investment management services
  provided by AXA IM, AXA REIM and AXA Rosenberg............        2        1        1
                                                             -------- -------- --------
Total affiliated expenses paid or accrued for...............      777      768      790
                                                             ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE COMPANY:
Amounts received or accrued for cost sharing services
  provided to AXA, AXA Financial and affiliates.............      531      491      482
Amounts received or accrued for commissions and fees earned
  for sale of MONY America's insurance products.............       11       13        2
Amounts received or accrued for investment management and
  administrative services provided to EQAT, VIP Trust, 1290
  Funds and Other AXA Trusts................................      674      707      711
                                                             -------- -------- --------
Total affiliated revenue received or accrued for............ $  1,216 $  1,211 $  1,195
                                                             ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2016 and 2015, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,574 million and $8,741 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and universal life and policy fee income in 2016, 2015 and 2014 related to the UL and no lapse guarantee riders totaled approximately
   $447 million, $453 million and $453 million, respectively. Ceded claims paid in 2016, 2015 and 2014 were $65 million, $54 million and $83 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,376 million at December 31, 2016) and/or letters of credit ($3,660 million at December 31, 2016). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2016, 2015 and 2014 totaled approximately $20 million, $21 million and $22 million, respectively. Claims and expenses paid in 2016, 2015 and 2014 were $6 million, $5 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million in both 2016 and 2015.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                               2016     2015     2014
                                              ------- -------- --------
                                                    (IN MILLIONS)

Investment advisory and services fees........ $   999 $  1,056 $  1,062
Distribution revenues........................     372      415      433
Other revenues -- shareholder servicing fees.      76       85       91
Other revenues -- other......................       6        5        6

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), AXA Equitable owns 70% and Saum Sing owns 30% of Broad Vista. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $16 million, $18 million and $18 million in 2016, 2015 and 2014, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for its pension plans.

   The funding policy of AB for its qualified pension plan is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. AB did not make a contribution to the AB Retirement Plan during 2016. AB currently estimates that it will contribute $4 million to the AB Retirement Plan during 2017. Contribution estimates, which are subject to change, are based on regulatory requirements, future market conditions and assumptions used for actuarial computations of the AB Retirement Plan's obligations and assets. AB Management, at the present time, has not determined the amount, if any, of additional future contributions that may be required.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2016     2015      2014
                                              -------  --------  --------
                                                     (IN MILLIONS)
Service cost................................. $    --  $      8  $      9
Interest cost................................       6        93       107
Expected return on assets....................      (5)     (159)     (155)
Actuarial (gain) loss........................       1         1         1
Net amortization.............................      --       110       111
                                              -------  --------  --------
Net Periodic Pension Expense................. $     2  $     53  $     73
                                              =======  ========  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                                DECEMBER 31,
                                                             -----------------
                                                               2016     2015
                                                             -------  --------
                                                               (IN MILLIONS)

Projected benefit obligation, beginning of year............. $   129  $  2,657
Service cost................................................      --        --
Interest cost...............................................       6        93
Actuarial (gains) losses....................................       2        (6)
Benefits paid...............................................      (5)     (169)
Plan amendments and curtailments............................      --         1
                                                             -------  --------
  Projected Benefit Obligation..............................     132     2,576
Transfer to AXA Financial...................................      --    (2,447)
                                                             -------  --------
Projected Benefit Obligation, End of Year................... $   132  $    129
                                                             =======  ========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                                                    DECEMBER 31,
                                                                                 ------------------
                                                                                   2016      2015
                                                                                 -------  ---------
                                                                                    (IN MILLIONS)

Pension plan assets at fair value, beginning of year............................ $    86  $   2,473
Actual return on plan assets....................................................       4         24
Contributions...................................................................      --         --
Benefits paid and fees..........................................................      (3)      (175)
                                                                                 -------  ---------
Pension plan assets at fair value, end of year..................................      87      2,322
PBO (immediately preceding the Transfer to AXA Financial in 2015)...............     132      2,576
                                                                                 -------  ---------
  Excess of PBO Over Pension Plan Assets (immediately preceding the Transfer to
   AXA Financial in 2015).......................................................     (45)      (254)
Transfer to AXA Financial....................................................... $    --  $     211
                                                                                 -------  ---------
Excess of PBO Over Pension Plan Assets, end of year............................. $   (45) $     (43)
                                                                                 =======  =========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $45 million and $43 million at December 31, 2016 and 2015, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $132 million and $87 million, respectively, at December 31, 2016 and $2,576 million and $2,322 million, respectively, at December 31, 2015.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2016 and 2015 that have not yet been recognized by AXA Equitable as components of net periodic pension cost.

                                               DECEMBER 31,
                                              --------------
                                               2016    2015
                                              ------  ------
                                               (IN MILLIONS)
Unrecognized net actuarial gain (loss)....... $  (51) $  (49)
Unrecognized prior service (cost) credit.....     (1)     (1)
                                              ------  ------
  Total...................................... $  (52) $  (50)
                                              ======  ======

   The estimated net actuarial gain (loss) and prior service (cost) credit expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $(1.4) million and $(23,000), respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2016 and 2015, the total fair value of plan assets for the qualified pension plans was approximately $87 million and $86 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
Fixed Maturities.............................  18.0%  24.0%
Equity Securities............................  61.0   56.0
Other........................................  21.0   20.0
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1  LEVEL 2 LEVEL 3 TOTAL
                                              -------- ------- ------- ------
                                                       (IN MILLIONS)
DECEMBER 31, 2016:
ASSET CATEGORIES
Common and preferred equity.................. $     21 $    -- $    -- $   21
Mutual funds.................................       47      --      --     47
                                              -------- ------- ------- ------
  Total assets in the fair value hierarchy...       68      --      --     68
Investments measured at net assets value.....       --      --      --     19
                                              -------- ------- ------- ------
   Investments at fair value................. $     68 $    -- $    -- $   87
                                              ======== ======= ======= ======
December 31, 2015:
Asset Categories
Common and preferred equity.................. $     22 $    -- $    -- $   22
Mutual funds.................................       45      --      --     45
                                              -------- ------- ------- ------
  Total assets in the fair value hierarchy...       67      --      --     67
Investments measured at net assets value.....       --      --      --     19
                                              -------- ------- ------- ------
   Investments at fair value................. $     67 $    -- $    -- $   86
                                              ======== ======= ======= ======

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Discount Rate and Other Assumptions

   In 2015 and 2014 the discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately
   $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2016 and 2015. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2016   2015
                                              -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding
     Transfer to AXA Financial...............   N/A  3.98%
   Other AXA Equitable defined benefit plans. 3.48%  3.66%
   AB Qualified Retirement Plan.............. 4.75%   4.3%
  Periodic cost..............................  3.7%   3.6%

Rates of compensation increase:
  Benefit obligation.........................   N/A  6.00%
  Periodic cost..............................   N/A  6.46%

Expected long-term rates of return on
  pension plan assets (periodic cost)........  6.5%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately
   $6 million and $10 million for 2015 and 2014, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2017, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2016 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2017.........................................    $        4
2018.........................................             6
2019.........................................             6
2020.........................................             5
2021.........................................             6
Years 2022 - 2026............................            38

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2016, 2015 and 2014 for share-based payment arrangements as further described herein are as follows:

                                               2016   2015    2014
                                              ------ ------- ------
                                                  (IN MILLIONS)
Performance Units/Shares..................... $   17 $    18 $   10
Stock Options................................      1       1      1
AXA Shareplan................................     14      16     10
Restricted Units.............................    154     174    171
Other Compensation plans/(1)/................      1       2     --
                                              ------ ------- ------
Total Compensation Expenses.................. $  187 $   211 $  192
                                              ====== ======= ======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013 they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. The extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $10 million.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, share distributions totaling approximately $55 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance shares earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016 and 2015 the expense associated with the June 19, 2015 grant of performance shares were $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 1.5 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016, 2015 and 2014 the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million, $4 million, and $9 million respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 1.0 million performance units earned under the terms of the AXA Performance Unit Plan 2011.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 21.52 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.85 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.6 million.

   2015 GRANT. On June 19, 2015, approximately 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at
   1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $0.1 million and $0.3 million, respectively.

   2014 GRANT. On March 24, 2014, 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, 2015 and 2014 the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $0.2 million, $0.2 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2016 follows:

                                                                           Options Outstanding
                                         ---------------------------------------------------------------------------------------
                                                   AXA Ordinary Shares                AXA ADRs/(3)/         AB Holding Units
                                         ----------------------------------      ----------------------- -----------------------
                                                               Weighted                       Weighted                 Weighted
                                           Number              Average             Number     Average      Number      Average
                                         Outstanding           Exercise          Outstanding  Exercise   Outstanding   Exercise
                                         (In 000's)             Price            (In 000's)    Price     (In 000's)     Price
                                         -----------  ---------------------      ----------- ----------- -----------  ----------

Options Outstanding at January 1, 2016..    12,602.1  (Euro)          21.39             41.0 $     27.28     5,398.5  $    47.59
Options granted.........................       594.3  (Euro)          21.52               -- $        --        54.5  $     22.6
Options exercised.......................      (568.2)       (Euro)    14.93               -- $        --      (358.3) $     17.1
Options forfeited, net..................              (Euro)             --               -- $        --          --  $       --
Options expired/reinstated..............    (3,092.0)                  27.8              3.9       26.06        (9.7) $     65.0
                                         -----------                                --------              ----------
Options Outstanding at December 31, 2016     9,536.2  (Euro)          21.02             44.9 $     24.90     5,085.0  $     49.5
                                         ===========  =====================         ======== ===========  ==========  ==========
Aggregate Intrinsic Value/(1)/..........              (Euro)       30,077.2/(2)/             $     252.9                      --
                                                      =====================                  ===========              ==========
Weighted Average Remaining Contractual
  Term (in years).......................         3.1                                    1.89                    2.00
                                         ===========                                ========              ==========
Options Exercisable at December 31, 2016     7,169.4  (Euro)          20.43             44.8 $     24.90     4,700.9  $     47.6
                                         ===========  =====================         ======== ===========  ==========  ==========
Aggregate Intrinsic Value/(1)/..........              (Euro)       26,793.5                  $     252.9                      --
                                                      =====================                  ===========              ==========
Weighted Average Remaining Contractual
  Term (in years).......................        3.74                                    1.89                    2.00
                                         ===========                                ========              ==========

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2016 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2016. The intrinsic value related to exercises of stock options during 2015 and 2014 were approximately
   $0.2 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of approximately $0.1 million, and $1 million, respectively, for the periods then ended. In 2015 and 2014, windfall tax benefits of approximately $0.1 million and $1 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2016, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.95 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2016, 2015 and 2014, respectively.

                                                  AXA Ordinary Shares          AB Holding Units
                                              --------------------------  -------------------------
                                                2016     2015     2014      2016     2015     2014
                                              -------  -------  --------  -------  -------  -------

Dividend yield...............................    6.49%    6.29%     6.38%     7.1%     7.1%     8.4%
Expected volatility..........................    26.6%   23.68%    29.24%    31.0%    32.1%    48.9%
Risk-free interest rates.....................    0.33%    0.92%     1.54%     1.3%     1.5%     1.5%
Expected life in years.......................     8.1      8.2       8.2      6.0      6.0      6.0
Weighted average fair value per option at
  grant date................................. $  2.06  $  1.73  $   2.89  $  2.75  $  4.13  $  4.78

   As of December 31, 2016, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 3.22 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2016, 2015 and 2014, respectively, the Company recognized compensation costs of $154 million, $174 million and $171 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2016, approximately 19.2 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2016, approximately $39 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   2.6 years.

   The following table summarizes restricted AXA ordinary share activity for 2016. In addition, approximately 84,611 RSUs were granted during 2016 with graded vesting over a 4-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2016...............     34,010 $    18.43
Granted......................................     13,909 $    22.63
Vested.......................................     11,613 $    23.81
                                              ---------- ----------
Unvested as of December 31, 2016.............     36,306 $    24.46
                                              ========== ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   2016 AXA SHAREPLAN. In 2016, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2016. Eligible employees could have reserved a share purchase during the reservation period from August 29, 2016 through September 9, 2016 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 17, 2016 through October 19, 2016. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 13, 2016 to the discounted formula subscription price in Euros. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of 15.53 euros/per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.63% formula discounted price of 17.73 euros/per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2016, which is July 1, 2021. All subscriptions became binding and irrevocable on October 19, 2016.

   The Company recognized compensation expense of $14 million, $16 million and $10 million in 2016, 2015 and 2014 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2016, 2015 and 2014 primarily invested under Investment Option B for the purchase of approximately $6 million, $5 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former AXA Equitable employees in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2016 and 2015, AB purchased
   10.5 million and 8.5 million Holding units for $237 million and $218 million respectively. These amounts reflect open-market purchases of 7.9 million and
   5.8 million Holding units for $176 million and $151 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding unit awards (including 6.1 million granted in December for 2016 year-end awards). During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding awards (including 7.0 million granted in December 2015 for year-end awards).

   During 2016 and 2015, AB Holding issued 0.4 million and 0.5 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $6 million and $9 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The cost of the 2016 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2016, 0.4 million options to buy Holding units had been granted and 51.9 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 7.7 million Holding units were available for grant as of December 31, 2016.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2016       2015       2014
                                              ----------  -------  -----------
                                                        (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $     (274) $   (19) $      (552)
  Deferred (expense) benefit.................        387     (167)      (1,143)
                                              ----------  -------  -----------
Total........................................ $      113  $  (186) $    (1,695)
                                              ==========  =======  ===========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2016      2015       2014
                                              ---------  -------  -----------
                                                       (IN MILLIONS)

Expected income tax (expense) benefit........ $    (152) $  (578) $    (2,140)
Noncontrolling interest......................       135      124          119
Separate Accounts investment activity........       160      181          116
Non-taxable investment income (loss).........        15        8           12
Tax audit interest...........................       (22)       1           (6)
State income taxes...........................        (8)       1           (4)
AB Federal and foreign taxes.................       (15)       2            4
Tax settlement...............................        --       77          212
Other........................................        --       (2)          (8)
                                              ---------  -------  -----------
Income tax (expense) benefit................. $     113  $  (186) $    (1,695)
                                              =========  =======  ===========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014, the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   As of December 31, 2016 and 2015, the Company had a current tax liability of $218 million and $592 million respectively.

   The components of the net deferred income taxes are as follows:

                                                DECEMBER 31, 2016     December 31, 2015
                                              --------------------- ---------------------
                                               ASSETS   LIABILITIES  Assets   Liabilities
                                              --------- ----------- --------- -----------
                                                             (IN MILLIONS)

Compensation and related benefits............ $      88   $      -- $      93   $      --
Reserves and reinsurance.....................        --       1,786        --       1,740
DAC..........................................        --       1,197        --       1,253
Unrealized investment gains or losses........        --          23        --         134
Investments..................................        --       1,062        --       1,437
Net operating losses and credits.............       394          --       424          --
Other........................................         5          --        --          25
                                              ---------   --------- ---------   ---------
Total........................................ $     487   $   4,068 $     517   $   4,589
                                              =========   ========= =========   =========

   As of December 31, 2016, the Company had $394 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2016, $195 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately
   $79 million would need to be provided if such earnings were remitted.

   At December 31, 2016 and 2015, of the total amount of unrecognized tax benefits $394 million and $344 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2016 and 2015 were $67 million and $52 million, respectively. For 2016, 2015 and 2014, respectively, there were $15 million, $(25) million and $(43) million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2016     2015     2014
                                              ------- -------  -------
                                                    (IN MILLIONS)

Balance at January 1,........................ $   418 $   475  $   592
Additions for tax positions of prior years...      39      44       56
Reductions for tax positions of prior years..      --    (101)    (181)
Additions for tax positions of current year..      --      --        8
                                              ------- -------  -------
Balance at December 31,...................... $   457 $   418  $   475
                                              ======= =======  =======

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. In 2015, the IRS commenced their examination of the 2008 and 2009 tax years, with prior years no longer subject to examination. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                    DECEMBER 31,
                                                             --------------------------
                                                               2016     2015     2014
                                                             -------  -------  --------
                                                                    (IN MILLIONS)

Unrealized gains (losses) on investments.................... $    44  $   261  $  1,142
Foreign currency translation adjustments....................     (77)     (59)      (34)
Defined benefit pension plans...............................     (46)     (43)     (811)
                                                             -------  -------  --------
Total accumulated other comprehensive income (loss).........     (79)     159       297
                                                             -------  -------  --------
Less: Accumulated other comprehensive (income) loss
  attributable to noncontrolling interest...................      86       69        54
                                                             -------  -------  --------
Accumulated Other Comprehensive Income (Loss) Attributable
  to AXA Equitable.......................................... $     7  $   228  $    351
                                                             =======  =======  ========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0 million.

   The components of OCI for the past three years, net of tax, follow:

                                                                                 2016      2015      2014
                                                                               --------  --------  -------
                                                                                      (IN MILLIONS)

Foreign currency translation adjustments:
  Foreign currency translation gains (losses) arising during the period....... $    (18) $    (25) $   (21)
  (Gains) losses reclassified into net earnings (loss) during the period......       --        --       --
                                                                               --------  --------  -------
  Foreign currency translation adjustment.....................................      (18)      (25)     (21)
                                                                               --------  --------  -------
Change in net unrealized gains (losses) on investments:
  Net unrealized gains (losses) arising during the year.......................     (160)   (1,020)   1,043
  (Gains) losses reclassified into net earnings (loss) during the year/(1)/...        2        12       37
                                                                               --------  --------  -------
Net unrealized gains (losses) on investments..................................     (158)   (1,008)   1,080
Adjustments for policyholders liabilities, DAC, insurance liability loss
  recognition and other.......................................................      (59)      127     (111)
                                                                               --------  --------  -------
Change in unrealized gains (losses), net of adjustments and (net of deferred
  income tax expense (benefit) of $(96), $(480) and $529).....................     (217)     (881)     969
                                                                               --------  --------  -------
Change in defined benefit plans:
  Net gain (loss) arising during the year.....................................       --        --      (95)
  Prior service cost arising during the year..................................       --        --       --
   Less: reclassification adjustments to net earnings (loss) for:/(2)/........
     Amortization of net (gains) losses included in net periodic cost.........       (3)       (4)      72
     Amortization of net prior service credit included in net periodic cost...       --        --       --
                                                                               --------  --------  -------
Change in defined benefit plans (net of deferred income tax expense (benefit)
  of $0, $(2) and $(15))......................................................       (3)       (4)     (23)
                                                                               --------  --------  -------
Total other comprehensive income (loss), net of income taxes..................     (238)     (910)     925
Less: Other comprehensive (income) loss attributable to noncontrolling
  interest....................................................................       17        15       29
                                                                               --------  --------  -------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............... $   (221) $   (895) $   954
                                                                               ========  ========  =======

   /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(1) million, $(6) million and $(19) million for 2016, 2015 and 2014, respectively.
   /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $0 million, $2 million and $(39) million for 2016, 2015 and 2014, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2017 and the four successive years are $218 million, $207 million, $194 million, $168 million, $159 million and $446 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2017 and the four successive years is $32 million, $33 million, $32 million, $16 million, $14 million and $44 million thereafter.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $109 million and pledged collateral with a carrying value of $3,885 million, as of December 31, 2016. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               Outstanding
                                              balance at end      Maturity of        Issued during Repaid during
                                                 of year       Outstanding balance     the Year      the year
                                              --------------- ---------------------- ------------- -------------
December 31, 2016:                                                      (In Millions)
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $          --
                                              $           862 Less than 5 years      $         862 $          --
                                              $           818 great than five years  $         818 $          --
                                              ---------------                        ------------- -------------
Total long term funding agreements........... $         1,738                        $       1,738 $          --
                                              ---------------                        ------------- -------------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $       6,000
                                              ===============                        ============= =============
December 31, 2015:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2016, 2015 and 2014, respectively, AXA Equitable recorded $21 million, $3 million and $42 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2016    2015   2014
                                              -------  -----  -----
                                                  (IN MILLIONS)

Balance, beginning of year................... $    89  $ 113  $ 122
Additions....................................      35     10     21
Cash payments................................     (18)   (32)   (24)
Other reductions.............................      --     (2)    (6)
                                              -------  -----  -----
Balance, End of Year......................... $   106  $  89  $ 113
                                              =======  =====  =====

   In an effort to further reduce its global real estate footprint, AB completed a comprehensive review of its worldwide office locations and began implementing a global space consolidation plan in 2012. This resulted in the sublease of office space primarily in New York as well as offices in England, Australia and various U.S. locations. In 2016, AB recorded new real estate charges of $18 million, resulting from new charges of $23 million relating to the further consolidation of office space at AB's New York offices, offset by changes in estimates related to previously recorded real estate charges of $5 million, which reflects the shortening of the lease term of AB's corporate headquarters from 2029 to 2024. Real estate charges are recorded in Other operating costs and expenses in the Company's consolidated Statements of earnings (loss).

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2016, these arrangements include commitments by the Company to provide equity financing of $697 million (including $249 million with affiliates) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2016. The Company had $883 million of commitments under existing mortgage loan agreements at December 31, 2016.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $425 million for the four of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $366 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2016 AB had funded $34 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2016, AB had funded $21 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2016, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   In July 2011, a derivative action was filed in the United States District Court of the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AX Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") for investment management services and administrative services and (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the Court issued an order denying the motion to amend and Plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's separate accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the Plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to AXA Equitable's cost of insurance ("COI") increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that the AXA Equitable made misrepresentations in violation of Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and
   (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the Plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and five individual actions challenging the COI increase have been filed against AXA Equitable.

   ALLIANCEBERNSTEIN LITIGATION

   During the first quarter of 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. By agreement dated November 26, 2016, the terms of which are confidential, this matter was settled. AB's contribution to the settlement amount was paid by AB's relevant insurance carriers.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial fines and judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,185 million during 2017. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2016, 2015 and 2014, respectively, AXA Equitable's statutory net income (loss) totaled $679 million, $2,038 million and $1,664 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,278 million and $5,895 million at December 31, 2016 and 2015, respectively. In 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends.

   At December 31, 2016, AXA Equitable, in accordance with various government and state regulations, had $57 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014, AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million of outstanding surplus notes to AXA Financial.

   At December 31, 2016 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2016. The NYDFS is completing its periodic statutory examinations of the books, records and accounts of AXA Equitable for the years 2011 through 2015, but has not yet issued its final report.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2016        2015         2014
                                              ----------  ----------  -----------
                                                         (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,703  $    6,822  $    12,656
Investment Management/(2)/...................      3,029       3,025        3,011
Consolidation/elimination....................        (27)        (28)         (27)
                                              ----------  ----------  -----------
Total Revenues............................... $    9,705  $    9,819  $    15,640
                                              ==========  ==========  ===========

  /(1)/Includes investment expenses charged by AB of approximately $50 million, $45 million and $40 million for 2016, 2015 and 2014, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately
       $77 million, $73 million and $67 million for 2016, 2015 and 2014, respectively, are included in total revenues of the Investment Management segment.

                                                 2016       2015        2014
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $    (274) $    1,033  $    5,512
Investment Management/(1)/...................       706         618         603
Consolidation/elimination....................        (1)         (1)         --
                                              ---------  ----------  ----------
Total Earnings (Loss) from Operations,
  before Income Taxes........................ $     431  $    1,650  $    6,115
                                              =========  ==========  ==========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                   DECEMBER 31,
                                              ----------------------
                                                 2016        2015
                                              ----------  ----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  190,628  $  182,738
Investment Management/(1)/...................     13,139      11,895
Consolidation/elimination....................         (3)         (7)
                                              ----------  ----------
Total Assets................................. $  203,764  $  194,626
                                              ==========  ==========

  /(1)/In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $893 million and $460 million which have been segregated in a special reserve bank custody account at December 31, 2016 and 2015, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act. They also include cash held in several special bank accounts for the exclusive benefit of customers. As of December 31, 2016 and December 31, 2015, $53 million and $55 million, respectively, of cash were segregated in these bank accounts.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2016 and 2015 are summarized below:

                                                             THREE MONTHS ENDED
                                              ------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ---------- ----------  ------------ ------------
                                                                (IN MILLIONS)
2016
Total Revenues............................... $    5,034 $    4,297   $     2,216 $     (1,842)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,580 $    2,721   $     2,246 $      1,727
                                              ========== ==========   =========== ============
Net earnings (loss).......................... $    1,720 $    1,061   $        22 $     (2,259)
                                              ========== ==========   =========== ============

2015
Total Revenues............................... $    3,567 $      220   $     5,714 $        318
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,437 $    1,973   $     2,375 $      1,384
                                              ========== ==========   =========== ============
Net earnings (loss).......................... $      854 $   (1,025)  $     2,275 $       (640)
                                              ========== ==========   =========== ============

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 301 are included in the Statement of Additional Information.

         (b)    Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

         1.     Board of Directors Resolutions.

                (a) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Resolutions of the Board of Directors of Equitable dated July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, previously filed with this Registration Statement, File No. 2-74667, on April 21, 1998.

         2.     Custodial Agreements. Not applicable.

         3.     Underwriting Contracts.

                (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7,2003.

                (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

                (a)(ii)Amendment No. 2, dated July 9,2004, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

               (a)(iii)Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv)Amendment No. 4, dated May 1,2005, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

                (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ. Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

               (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii)Amendment No. 12, dated September 29, 2009, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

              (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv)Amendment No. 14, dated December 15, 2010, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated [July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv)Amendment No. 15, dated June 7, 2011, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

               (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

              (a)(b)(i)Second Amended and Restated Participation Agreement
                       among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(ii)Amendment No. 1 dated as of June 4, 2013 to the Second
                       Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

            (a)(b)(iii)Amendment No. 2 dated as of October 21, 2013 to the
                       Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(iv)Amendment No. 3, dated as of April 4, 2014 ("Amendment
                       No. 3"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

              (a)(b)(v)Amendment No. 4, dated as of June 1, 2014 ("Amendment
                       No. 4"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

             (a)(b)(vi)Amendment No. 5, dated as of July 16, 2014 ("Amendment
                       No. 5"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

            (a)(b)(vii)Amendment No. 6, dated as of April 30, 2015 ("Amendment
                       No. 6"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

           (a)(b)(viii)Amendment No. 7, dated as of December 21, 2015
                       ("Amendment No. 7"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

             (a)(b)(ix)Amendment No. 8, dated as of December 9, 2016
                       ("Amendment No. 8"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1, 2003 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b)(ii)Amendment No. 2, dated as of May 1, 2006 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

               (b)(iii)Amendment No. 3, dated as of May 25, 2007 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

                (b)(iv)Amended and Restated Participation Agreement among the
                       Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

                (b)(v) Amendment No. 1 dated as of October 21, 2013, to the
                       Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

                (b)(vi)Amendment No. 2, dated as of April 18, 2014 ("Amendment
                       No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

               (b)(vii)Amendment No. 3, dated as of July 8, 2014 ("Amendment
                       No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

              (b)(viii)Amendment No. 4, dated as of December 10, 2014
                       ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

                (b)(ix)Amendment No. 5, dated as of September 26, 2015
                       ("Amendment No. 5"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

                (c) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

                (c)(i) First Amendment dated as of January 1, 2003 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (c)(ii)Second Amendment dated as of January 1, 2004 to General
                       Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

               (c)(iii)Third Amendment dated as of July 19, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (c)(iv)Fourth Amendment dated as of November 1, 2004 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (c)(v) Fifth Amendment dated as of November 1, 2006, to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (c)(vi)Sixth Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (c)(vii)Seventh Amendment dated as of February 15, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070, to Exhibit 3(r), filed on April 20, 2009.

              (c)(viii)Eighth Amendment dated as of November 1, 2008, to
                       General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on
                       April 20, 2009.

                (c)(ix)Ninth Amendment dated as of November 1, 2011 to General
                       Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                (c)(x) Tenth Amendment dated as of November 1, 2013, to General
                       Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

                (c)(xi)Eleventh Amendment dated as of November 1, 2013, to
                       General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

               (c)(xii)Twelfth Amendment dated as of November 1, 2013, to
                       General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

              (c)(xiii)Thirteenth Amendment dated as of October 1, 2014 to
                       General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

               (c)(xiv)Fourteenth Amendment dated as of August 1, 2015 to
                       General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

                (c)(xv)Sixteenth Amendment dated May 1, 2016 to the General
                       Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

                (d) Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement (File
                       No. 2-74667) on April 4, 1995.

                (e) Sales Agreement among Equico, (now AXA Advisors, LLC) Equitable and Equitable's Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

         4.     Contracts. (Including Riders and Endorsements)

                (a)(1) Form of group variable annuity contract, as amended
                       (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b)(1) Form of group variable annuity certificate, as amended
                       (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 94,178 to group variable annuity
                       certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (c)(1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 94,188 to group variable annuity
                       certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                (d)(1) Form of group variable annuity contract, as amended
                       (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                   (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (e)(1) Form of group variable annuity certificate, as amended
                       (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                   (2) Rider No. PF 96,100 to group variable annuity
                       certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                   (3) Rider No. PF 10,001 to group variable annuity
                       certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (f) Plan of Operations, as amended, previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                (g) Form of Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract
                       No. 301-10,000-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (h) Form of Individual Retirement Annuity Contract under The Equitable Life Assurance Society of the United States regarding the Flexible Premium Variable Deferred Annuity Contract, No.301-10,000-2002 (FL), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (i) Form of Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract,
                       No. 301-10,000-2002 (NC), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (j) Form of Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract,
                       No. 301-10,000-2002 (MA), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (k) Form of Group Individual Retirement Annuity Contract under AXA Equitable Life Insurance Company,
                       No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (l) Simple IRA Rider to Group Individual Retirement Annuity Certificate, No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (m) Roth IRA Rider to Group Individual Retirement Annuity Certificate, No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (n)    Endorsement Applicable to the Guaranteed Interest Option
                       (GIO) and Guaranteed Rate Account (GRA)
                       (Form 301-10,001-2002Endo), previously filed this Registration Statement No. 2-74667 on April 21, 2016.

         5.     Applications.

                (a) Form of application for group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on
                       April 15, 1988, refiled electronically on August 3, 1998.

                (c) 300+ Series IRA Enrollment Form, previously filed with this Registration Statement No. 2-74667 on April 24, 2009.

         6.     Depositor's Certificate of Incorporation And By-Laws.

                (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File
                       No. 333-05593), filed on April 20, 2006.

         7.     Reinsurance Contracts. Not applicable.

         8.     Participation Agreements.

                (a) Agreement, dated as of March 15, 1985, between Integrity Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Administration and Servicing Agreement, dated as of May 1, 1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987, refiled electronically on August 3, 1998.

                (c) Amendment, dated September 30, 1988, to Administration and Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989, refiled electronically on August 3, 1998.

          9.    Legal Opinion.

                Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.    Other Opinions.

                (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)    Powers of Attorney, filed herewith.

         11.    Omitted Financial Statements. Not applicable.

         12.    Initial Capital Agreements. Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Thomas Buberl                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Paul J. Evans                  Director
AXA UK
5 Old Broad Street
London, England EC2N 1AD

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Kristi A. Matus                Director
380 Beacon Street, #2
Boston, MA 02116

Ramon de Oliveira              Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

Lorie A. Slutsky               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director and General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Marine de Boucaud             Senior Executive Director and Chief Human
                               Resources Officer

*Joshua E. Braverman           Senior Executive Director, Chief Investment
                               Officer and Treasurer

*Kermitt J. Brooks             Managing Director and Deputy General Counsel

*Michael B. Healy              Senior Executive Director and Chief Information
                               Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Brian Winikoff                Senior Executive Director and Head of U.S. Life,
                               Retirement and Wealth Management

*Adrienne Johnson              Senior Executive Director and Chief
                               Transformation Officer

*Kevin Molloy                  Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Karen Field Hazin             Lead Director, Secretary and Associate General
                               Counsel

*Naomi J. Weinstein            Lead Director

*Nicholas Huth                 Managing Director, Associate General Counsel
                               and Chief Compliance Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account No. 301 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

                 AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The 2015 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26(a) to Registration Statement (File
No. 333-207015) on Form N-6, filed December 23, 2015.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q1-2017 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed April 18, 2017.

Item 27. Number of Contractowners

                 As of March 31, 2017 there were 2,575 participants in annuity contracts offered by the registrant all of which are non-qualified.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

                The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4    Indemnification of Directors, Officers and Employees.

                (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                     (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                     (ii) any person made or threatened to be made a party to
                          any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                     (iii)the related expenses of any such person in any of
                          said categories may be advanced by the Company.

                (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

                 The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit of such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriter

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 45, 49, 70, A, I and FP, EQ Advisors Trust and AXA Premier VIP Trust and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. The principal business address of AXA Advisors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS, LLC)
------------------                 --------------------------------------

*David Karr                        Director, Chairman of the Board and Chief
                                   Executive Officer

*Christine Nigro                   Director and Vice Chairman of the Board

*Ronald Herrmann                   Director

*Anders B. Malmstrom               Director

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Brian Winikoff                    Director

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Chief
                                   Compliance Officer

*Yun Zhang                         Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Kenneth Webb                      Vice President and Chief Financial Planning
                                   Officer

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*James Mellin                      Chief Sales Officer

*Thomas Eng                        Chief Privacy Officer

*Nicholas J. Gismondi              Vice President and Controller

*Kadeidre Screen                   Secretary

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by AXA Equitable at: 500 Plaza Drive, Secaucus, New Jersey 07094; 1290 Avenue of the Americas, New York, New York 10104; and 135 West 50th Street, New York, New York 10020.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf in the City and State of New York, on this 20th day of April, 2017.

                                     SEPARATE ACCOUNT NO. 301 OF
                                     AXA EQUITABLE LIFE INSURANCE COMPANY
                                                (Registrant)

                                     By:  AXA Equitable Life Insurance Company

                                     By:  /s/ Shane Daly
                                          --------------------------------------
                                          Shane Daly
                                          Vice President and Associate General
                                          Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 20th day of April, 2017.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director,
                               Chief Accounting Officer and Controller

*DIRECTORS:

Barbara Fallon-Walsh    Bertram Scott
Daniel G. Kaye          Lorie A. Slutsky
Kristi A. Matus         Richard C. Vaughan
Ramon de Oliveira       Mark Pearson

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 20, 2017

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
-----------                                                           ---------
    9        Opinion and Consent of Counsel                           EX-99.9

  10(a)      Consent of PricewaterhouseCoopers LLP                    EX-99.10a

  10(b)      Powers of Attorney                                       EX-99.10b